                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

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     [ ]  Soliciting Material Pursuant to Section 240.14a-12

                              GARTMORE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
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                              GARTMORE MUTUAL FUNDS
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

Gartmore Bond Fund                         Gartmore Investor Destinations          Gartmore Optimal Allocations Fund:
Gartmore Bond Index Fund                      Moderate Fund                           Defensive
Gartmore China Opportunities Fund          Gartmore Investor Destinations          Gartmore Optimal Allocations Fund:
Gartmore Emerging Markets Fund                Moderately Conservative Fund            Specialty
Gartmore Enhanced Income Fund              Gartmore Investor Destinations          Gartmore S&P 500 Index Fund
Gartmore Global Financial Services Fund       Conservative Fund                    Gartmore Short Duration Bond Fund
Gartmore Global Health Sciences Fund       Gartmore Large Cap Value Fund           Gartmore Small Cap Fund
Gartmore Global Natural Resources Fund     Gartmore Market Neutral Fund            Gartmore Small Cap Core Fund
Gartmore Global Technology and             Gartmore Micro Cap Equity Fund          Gartmore Small Cap Growth
   Communications Fund                     Gartmore Mid Cap Growth Fund               Opportunities Fund
Gartmore Global Utilities Fund             Gartmore Mid Cap Growth Leaders Fund    Gartmore Small Cap Index Fund
Gartmore Government Bond Fund              Gartmore Mid Cap Market Index Fund      Gartmore Small Cap Leaders Fund
Gartmore Growth Fund                       Gartmore Money Market Fund              Gartmore Small Cap Value Fund
Gartmore Hedged Core Equity Fund           Gartmore Nationwide Fund                Gartmore Tax-Free Income Fund
Gartmore International Growth Fund         Gartmore Nationwide Leaders Fund        Gartmore U.S. Growth Leaders Fund
Gartmore International Index Fund          Gartmore Optimal Allocations Fund:      Gartmore U.S. Growth Leaders
Gartmore Investor Destinations Growth         Growth                                 Long-Short Fund
   Fund                                    Gartmore Optimal Allocations Fund:      Gartmore Value Opportunities Fund
Gartmore Investor Destinations Moderate       Moderate Growth                      Gartmore Worldwide Leaders Fund
   Growth Fund                             Gartmore Optimal Allocations Fund:      NorthPointe Small Cap Growth Fund
                                              Moderate                             NorthPointe Small Cap Value Fund

                        IMPORTANT SHAREHOLDER INFORMATION

     Enclosed  is a Notice,  Proxy  Statement,  and proxy  card(s) for a Special
Meeting of  Shareholders  (the  "Meeting")  relating to the series  listed above
(singly, a "Fund," and collectively,  the "Funds") of Gartmore Mutual Funds (the
"Trust").  The Meeting is scheduled for April [__], 2007, at 9:00 a.m.,  Eastern
Time, at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

     The  Board  of  Trustees  (the  "Board")  of the  Trust is  proposing  that shareholders of the Funds approve,  as applicable,  various investment  advisory and  subadvisory  agreements  relating  to  the  operation  of  the  Funds  (the
"Proposals").  In particular,  the Board is proposing that  shareholders  of the
Funds approve a new  investment  advisory  agreement  with Gartmore  Mutual Fund
Capital  Trust  ("GMFCT") as a result of the  contemplated  change in control of
GMFCT  as  described  in more  detail  below.  Additionally,  the  Board is also
proposing  that   shareholders   of  certain  Funds  approve  a  new  investment
subadvisory  agreement with Gartmore Morley Capital  Management,  Inc. ("GMCM"),
NorthPointe Capital LLC ("NorthPointe"),  and Nationwide Separate Accounts,  LLC
("NSA"),  formerly  Gartmore  Separate  Accounts,  LLC.  Finally,  the  Board is
proposing  that  shareholders  of certain Funds  approve an amended  subadvisory agreement  with  NorthPointe.  Details of these  changes  and the  proposed  new investment  advisory  agreement and  subadvisory  agreements are included in the attached Proxy Statement. These Proposals are not expected to result in a change in the  nature and  quality of  services  your Fund  receives  from any of these investment advisers or subadvisers and will not result in a change in the amount of the investment advisory fees paid by your Fund.

     Proposal 1, 2(A),  2(B),  3, 4, and 5 have been  carefully  reviewed by the
Board.  The  Trustees  believe  that each  Proposal is in the best  interests of shareholders.  The Trustees  recommend  that you vote, as  applicable,  FOR each
Proposal.  Whether  or not you plan to attend  the  Meeting,  please  take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote,  simply  complete the proxy card(s)  enclosed in this package.  Be sure to sign the card(s) before mailing them in the postage-paid  envelope. You also may vote your shares by touch-tone  telephone or through the  Internet.  Simply call the toll-free  number or visit the web site  indicated on your proxy card(s) and follow the recorded or online instructions. Your vote is extremely important, no matter how large or small your  holdings may be. It is important  that your vote be received no later than [Month/Date,] 2007.

     Shareholders  who  execute  proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly  executed  proxy  bearing a later date or by  attending  the  Meeting and voting in person.

     If you have any  questions  before you vote,  please call  [insert  name of proxy solicitor],  the Trust's proxy agent,  toll-free at [insert phone number].
You may also  receive a telephone  call from one of [name of proxy  solicitor]'s proxy  solicitation  agents  asking you to vote your shares.  Thank you for your participation in this important initiative.

                         Telephone and Internet Voting

For your  convenience,  you also may be able to vote by telephone or through the
Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

                              GARTMORE MUTUAL FUNDS
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

Gartmore Bond Fund                         Gartmore Investor Destinations          Gartmore Optimal Allocations Fund:
Gartmore Bond Index Fund                      Moderate Fund                           Defensive
Gartmore China Opportunities Fund          Gartmore Investor Destinations          Gartmore Optimal Allocations Fund:
Gartmore Emerging Markets Fund                Moderately Conservative Fund            Specialty
Gartmore Enhanced Income Fund              Gartmore Investor Destinations          Gartmore S&P 500 Index Fund
Gartmore Global Financial Services Fund       Conservative Fund                    Gartmore Short Duration Bond Fund
Gartmore Global Health Sciences Fund       Gartmore Large Cap Value Fund           Gartmore Small Cap Fund
Gartmore Global Natural Resources Fund     Gartmore Market Neutral Fund            Gartmore Small Cap Core Fund
Gartmore Global Technology and             Gartmore Micro Cap Equity Fund          Gartmore Small Cap Growth
   Communications Fund                     Gartmore Mid Cap Growth Fund               Opportunities Fund
Gartmore Global Utilities Fund             Gartmore Mid Cap Growth Leaders Fund    Gartmore Small Cap Index Fund
Gartmore Government Bond Fund              Gartmore Mid Cap Market Index Fund      Gartmore Small Cap Leaders Fund
Gartmore Growth Fund                       Gartmore Money Market Fund              Gartmore Small Cap Value Fund
Gartmore Hedged Core Equity Fund           Gartmore Nationwide Fund                Gartmore Tax-Free Income Fund
Gartmore International Growth Fund         Gartmore Nationwide Leaders Fund        Gartmore U.S. Growth Leaders Fund
Gartmore International Index Fund          Gartmore Optimal Allocations Fund:      Gartmore U.S. Growth Leaders
Gartmore Investor Destinations Growth         Growth                                 Long-Short Fund
   Fund                                    Gartmore Optimal Allocations Fund:      Gartmore Value Opportunities Fund
Gartmore Investor Destinations Moderate       Moderate Growth                      Gartmore Worldwide Leaders Fund
   Growth Fund                             Gartmore Optimal Allocations Fund:      NorthPointe Small Cap Growth Fund
                                              Moderate                             NorthPointe Small Cap Value Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders:

     Notice  is  hereby  given  that a  Special  Meeting  of  Shareholders  (the
"Meeting") of the series listed above (singly,  a "Fund," and collectively,  the
"Funds") of Gartmore  Mutual Funds,  a Delaware  statutory  trust (the "Trust"), will be held on April [__],  2007,  at 9:00 a.m.,  Eastern  Time,  at 1200 River
Road, Suite 1000,  Conshohocken,  Pennsylvania 19428. The purpose of the Meeting is to  consider  and  act on the  following  matters  (each,  a  "Proposal"  and collectively, the "Proposals"):

Proposal 1:         To approve an Investment  Advisory Agreement between the new
                    Gartmore  Mutual Fund Capital Trust ("GMFCT") and the Trust,
                    on behalf of each of the Funds, except the Gartmore Enhanced
                    Income  Fund and  Gartmore  Short  Duration  Bond  Fund (the
                    "GMFCT Funds").

Proposal 2(A):      To approve a new Investment  Advisory  Agreement between new
                    GMFCT and the  Trust,  on behalf  of the  Gartmore  Enhanced
                    Income Fund and Gartmore Short Duration Bond Fund (the "GMCM
                    Funds").

Proposal 2(B):      To  approve  a new  Subadvisory  Agreement  by and among new
                    GMFCT,  Gartmore Morley Capital  Management,  Inc. ("GMCM"),
                    and the Trust, on behalf of the GMCM Funds.

Proposal 3:         To  approve  a new  Subadvisory  Agreement  by and among new
                    GMFCT,  NorthPointe  Capital  LLC  ("NorthPointe"),  and the
                    Trust,  on  behalf  of the  Gartmore  Mid Cap  Growth  Fund,
                    Gartmore  Micro Cap  Equity  Fund,  and  Gartmore  Small Cap
                    Leaders Fund (the "New NorthPointe Funds").

Proposal 4:         To approve an amended Subadvisory Agreement by and among new
                    GMFCT, NorthPointe, and the Trust, on behalf of the Gartmore
                    Large Cap Value Fund,  Gartmore  Value  Opportunities  Fund,
                    NorthPointe Small Cap Growth Fund, and NorthPointe Small Cap
                    Value Fund (the "NorthPointe Funds").

Proposal 5:         To  approve  a new  Subadvisory  Agreement  by and among new
                    GMFCT,  Nationwide Separate Accounts,  LLC ("NSA"),  and the
                    Trust, on behalf of the Gartmore Mid Cap Growth Leaders Fund
                    (the "Growth Leaders Fund").

Proposal 6:         To  consider  and act upon  any  matters  incidental  to the foregoing  and  to  transact  such  other  business  as  may properly  come before the Meeting and at any  adjournment(s)
                    thereof.

     The attached Proxy Statement  provides  additional  information about these
Proposals.  Shareholders  of record of each Fund as of the close of  business on
February  [2],  2007 are entitled to notice of and to vote at the Meeting and at any  adjournment(s) or  postponement(s)  thereof for the applicable  Proposal or
Proposals.  Whether or not you plan to attend the Meeting in person, please vote your shares.

     The persons  named as proxies  will vote in their  discretion  on any other business that may properly come before the Meeting or at any  adjournment(s)  or postponement(s) thereof.

                                           By Order of the Board of Trustees,

                                           /s/ Eric E. Miller
                                           Eric E. Miller, Secretary

                                           February [xx], 2007

YOUR  VOTE  IS   IMPORTANT!   IN  ORDER  TO  AVOID  THE  EXPENSE  OF  ADDITIONAL
SOLICITATIONS,  WE URGE YOU TO COMPLETE,  SIGN,  AND RETURN THE  ENCLOSED  PROXY
CARD(S) OR VOTING  INSTRUCTION FORM AS SOON AS POSSIBLE.  FOR YOUR  CONVENIENCE,
THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                                TABLE OF CONTENTS

                                                                            Page
QUESTIONS AND ANSWERS                                                         xx
   Why have I been sent this Proxy Statement?                                 xx
   Why am I being asked to approve a new investment advisory
    agreement?                                                                xx
   Are there any differences between the original Investment
   Advisory Agreement and the proposed new Investment
    Advisory Agreement?                                                       xx
   What will happen if there are not enough votes to approve
    the New Agreement?                                                        xx

BACKGROUND                                                                    xx

GENERAL VOTING INFORMATION                                                    xx
   Who is asking for my vote?                                                 xx
   Who is eligible to vote?                                                   xx
   On what issues am I being asked to vote?                                   xx
   How do the Trustees recommend that I vote?                                 xx
   How do I ensure that my vote is accurately recorded?                       xx
   May I revoke my proxy/voting instructions?                                 xx
   How may I get more information about the Trust and the
    Funds?                                                                    xx

COMMON INFORMATION RELATING TO ALL PROPOSALS                                  xx
   Board of Trustees' Considerations                                          xx
   Section 15(f) of the 1940 Act                                              xx
   Shareholder Approval                                                       xx

PROPOSAL 1 -- APPROVAL OF THE INVESTMENT ADVISORY
AGREEMENT BETWEEN THE TRUST AND NEW GMFCT, ON
BEHALF OF THE GMFCT FUNDS                                                     xx
   Background and Description of the Proposal                                 xx
   Information about GMFCT, NWD and Nationwide Financial                      xx
   Comparison of the Original GMFCT Agreement to the New
   GMFCT Agreement                                                            xx

COMMON INFORMATION RELATING TO PROPOSALS 2(A), 2(B), 3,
4, AND 5                                                                      xx

PROPOSAL 2(A) -- APPROVAL OF INVESTMENT ADVISORY
AGREEMENT BETWEEN THE TRUST AND NEW GMFCT, ON
BEHALF OF THE GMCM FUNDS                                                      xx
   Background and Description of the Proposal                                 xx
   Information about GMFCT                                                    xx
   Comparison of the Original GMCM Agreement to the New
   GMCM Agreement                                                             xx

PROPOSAL 2(B) -- APPROVAL OF NEW SUBADVISORY
AGREEMENT BY AND AMONG NEW GMFCT, GMCM, AND THE
TRUST, ON BEHALF OF THE GMCM FUNDS                                            xx
   Background and Description of the Proposal                                 xx
   Information about GMFCT and GMCM                                           xx
   Key Features of the Agreement                                              xx

PROPOSAL 3 --APPROVAL OF NEW SUBADVISORY AGREEMENT
BY AND AMONG NEW GMFCT, NORTHPOINTE, AND THE TRUST,
ON BEHALF OF THE NEW NORTHPOINTE FUNDS                                        xx
   Background and Description of the Proposal                                 xx
   Information about GMFCT and NorthPointe                                    xx
   Key Features of the Agreement                                              xx

PROPOSAL 4 -- APPROVAL OF AMENDED SUBADVISORY
AGREEMENT BY AND AMONG NEW GMFCT, NORTHPOINTE,
AND THE TRUST, ON BEHALF OF THE NORTHPOINTE FUNDS                             xx
   Background and Description of the Proposal                                 xx
   Information about GMFCT and NorthPointe                                    xx
   Key Features of the Agreement                                              xx

PROPOSAL 5 -- APPROVAL OF NEW SUBADVISORY AGREEMENT
BY AND AMONG NEW GMFCT, NSA, AND THE TRUST, ON BEHALF
OF THE GROWTH LEADERS FUND                                                    xx
   Background and Description of the Proposal                                 xx
   Information about GMFCT and NSA                                            xx
   Key Features of the Agreement                                              xx

FURTHER INFORMATION REGARDING THE INVESTMENT
ADVISERS AND OTHER SERVICE PROVIDERS TO THE TRUST                             xx
   The Investment Adviser and Subadvisers                                     xx
   Fund Administration and Transfer Agent                                     xx
   Distributor                                                                xx
   Custodian                                                                  xx

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS                          xx
   Principal Shareholders                                                     xx

FURTHER INFORMATION ABOUT VOTING AND THE MEETING                              xx

EXHIBIT A: Share Information as of February 2, 2007                          A-1
EXHIBIT B: Form of New Investment Advisory Agreement                         B-1
between the Trust and GMFCT
EXHIBIT C: Directors and Principal Executive Officers of                     C-1
GMFCT, NWD, Nationwide Financial, GMCM, NorthPointe, and NSA
EXHIBIT D: Investment Advisory Fees                                          D-1
EXHIBIT E: Investment Advisory Fees Paid to GMFCT                            E-1
EXHIBIT F: Form of Subadvisory Agreement among GMFCT,                        F-1
GMCM, and the Trust
EXHIBIT G: Subadvisory Fees                                                  G-1
EXHIBIT H: Form of Subadvisory Agreement among GMFCT,                        H-1
NorthPointe, and the Trust
EXHIBIT I: Form of Subadvisory Agreement among GMFCT,                        I-1
NSA, and the Trust
EXHIBIT J: Principal Shareholders as of February 2, 2007                     J-1

QUESTIONS AND ANSWERS

Why have I been sent this Proxy Statement?

     You have been sent this Proxy Statement  because you have the right to vote on important  Proposals  concerning your investment in one or more of the Funds.
In general,  you are voting on a Proposal to approve a new  investment  advisory agreement,  and if you are a  shareholder  of  certain  Funds,  to approve a new subadvisory  agreement or an amended subadvisory  agreement  (collectively,  the
"New  Agreements"  and  separately  and   respectively,   "Investment   Advisory
Agreement," "Subadvisory  Agreement," and "Amended Subadvisory  Agreement").  If
approved,   the  New  Agreements  will  supersede  the  corresponding   original
agreements, as applicable ("Original Agreements"), for the Funds.

     On February [1], 2007,  Nationwide  Financial Services,  Inc.  ("Nationwide
Financial")  and  Nationwide  Corporation  ("NWC")  entered  into  a  definitive
Purchase  Agreement  whereby  Nationwide  Financial  will  acquire  from NWC the
"retail  asset  management  subsidiaries"  of NWD  Investment  Management,  Inc.
("NWD"),  which includes Gartmore Mutual Fund Capital Trust ("GMFCT"),  Gartmore
Distribution  Services,  Inc.  ("GDSI") and  Gartmore  Investor  Services,  Inc.
("GISI").  The sale,  which is  anticipated to close on or about April 30, 2007, will have the effect of immediately terminating the existing investment advisory agreements and all subadvisory  agreements for the Funds, as GMFCT is a party to
each  of  the  Funds'  subadvisory  agreements.  In  addition,   certain  Funds'
investment subadvisory  arrangements are proposed to be restructured as a result of the sale of the retail  asset  management  business  as  discussed  in detail below.  Accordingly,  you have  been sent this  Proxy  Statement  to vote on the aforementioned New Agreements.

     If your Fund has a subadvisory  agreement by and among the Trust, on behalf of your Fund,  GMFCT, and one or more  unaffiliated  subadvisers  ("Unaffiliated
Subadvisers"), the subadvisory agreement will also terminate upon the closing of the sale of GMFCT. Accordingly,  GMFCT has recommended and, on January 11, 2007, the Board of  Trustees  (the  "Board") of Gartmore  Mutual  Funds (the  "Trust")
approved new subadvisory  agreements with each  Unaffiliated  Subadviser to take effect  immediately  upon the change of control of GMFCT.  Each  respective  new subadvisory  agreement with an Unaffiliated  Subadviser will be identical in all material  respects to the current  subadvisory  agreement except that new GMFCT, rather than current GMFCT,  will be a party to each such  subadvisory  agreement with the  Unaffiliated  Subadviser.  The Funds are permitted to enter into these subadvisory agreements with the Unaffiliated Subadvisers under the conditions of an  exemptive  order  issued by the Staff of the U.S.  Securities  and  Exchange
Commission  ("SEC") to the Funds,  which  permits  the  hiring  (and  firing) of
Unaffiliated Subadvisers, with Board approval, but not shareholder approval (the
"Manager of Managers Order"). You will, however,  receive notice of the approval of any new subadvisory  agreement with an Unaffiliated  Subadviser for your Fund within 90 days after the effectiveness of such new subadvisory agreement.

     The Board  approved the New  Agreements at its January 11, 2007 meeting and voted at its February 2, 2007 meeting to submit the New  Agreements to a vote of the  Funds'  shareholders  (the  "Proposals").  The  Board  recommends  that the shareholders of the Funds vote to approve the New Agreements, as applicable. The various  factors  that the Board  considered  in making this  determination  are described in the Proxy Statement.

     As a shareholder  of one or more of the Funds,  you are entitled to vote on the  Proposal(s) as it relates to each Fund in which you own shares.  This Proxy
Statement  provides you with  information  regarding the  Proposal(s) for you to consider before casting your vote.

Why am I being asked to approve the New Agreements?

     The Trust is an investment  company registered under the Investment Company
Act of 1940, as amended (the "1940 Act"),  which  requires that a new investment advisory agreement (or subadvisory agreement,  with exceptions for any exemptive relief provided by the U.S.  Securities and Exchange Commission ("SEC")) must be
approved  by  a  majority  of  each  Fund's   outstanding   voting   securities.
Additionally,  the 1940 Act  requires  that any  investment  advisory  agreement initially  approved for an investment  company  terminate  automatically  if the investment  adviser  experiences a significant  change in ownership.  Due to the change in  ownership of GMFCT as described  more fully below,  these  provisions have the current  overall  effect,  as discussed in the Proposals,  of requiring that  shareholders of the Funds vote on the New  Agreements.  The provisions are designed to ensure that  shareholders  have a say in the company or persons that own, control and manage the investment adviser of their Fund.

Are there any differences between the Original Agreements and New Agreements?

     The key features of the Original Agreements and the New Agreements, for the
Funds  except the GMCM  Funds  with  regard to the  Subadvisory  Agreement,  New
NorthPointe Funds, and Growth Leaders Fund, which were not previously subject to an Original  Agreement,  are described in the Proxy Statement.  Your approval of the New Agreements will not increase the overall  management fees or expenses of the  Funds,  and is not  expected  to change  the  level,  nature or  quality of services provided to the Funds.

     1.   New vs. Original Investment Advisory Agreement

     The new  Investment  Advisory  Agreement  between  the Trust and GMFCT,  on behalf of the Funds,  is  identical  in all  material  respects to the  Original
Agreements,  except with  respect to the GMCM  Funds.  If  approved,  GMFCT will replace  GMCM as the  GMCM  Funds'  investment  adviser.  Under a  separate  new
Subadvisory Agreement,  GMCM will act as the GMCM Funds' subadviser and the same portfolio  managers who currently manage each GMCM Fund are expected to continue to  manage  each such  Fund in the same  manner  as each GMCM Fund is  currently managed.

     2.   New vs. Original NorthPointe Subadvisory Agreement

     The Amended Subadvisory Agreement by and among GMFCT, NorthPointe,  and the
Trust, on behalf of the NorthPointe Funds,  provides for a change in subadvisory fee for the NorthPointe Funds. GMFCT will now pay NorthPointe, under the Amended
Subadvisory  Agreement,  a proportionate share of the amount of the advisory fee
GMFCT receives from each of these Funds, whereas,  under the Original Agreement,
GMFCT  paid  100%  to  NorthPointe.   However,  the  overall  expenses  for  the
NorthPointe Funds will not change as a result of the change in subadvisory fees.

     3.   Other New Subadvisory Agreements

     The GMCM Funds,  New  NorthPointe  Funds,  and Growth Leaders Fund were not previously subject to any subadvisory agreement. Therefore, for these Funds, the new  Subadvisory  Agreements  provide  for  a  different  investment  management structure,  which the Board has  unanimously  agreed to be in these  Funds' best interests.  As a practical  matter,  however,  it is anticipated  that under the
Subadvisory  Agreements,  day to day management of these Funds' investments will continue to be provided by the same portfolio managers who currently manage such
Funds under the Original Agreements. However, the portfolio managers will now be employed by GMCM, NorthPointe,  or NSA, as applicable.  General oversight of the subadvisers will be performed by GMFCT as each such Fund's investment adviser.

What will happen if there are not enough votes to approve the New Agreements?

     It is important that shareholders  complete and return signed proxy card(s)
no later  than  [Month/Date,  2007] to  ensure  that  there is a quorum  for the
Meeting. If we do not receive your proxy card(s) after several weeks, you may be contacted by officers of the Trust or GMFCT or by our proxy solicitor,  who will remind  you to vote your  shares and help you return  your  proxy.  If we do not receive  sufficient  votes to approve the New Agreements  for the Funds,  we may adjourn the Meeting to a later date so that we can continue to seek more votes.

                              GARTMORE MUTUAL FUNDS
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

Gartmore Bond Fund                         Gartmore Investor Destinations          Gartmore Optimal Allocations Fund:
Gartmore Bond Index Fund                      Moderate Fund                           Defensive
Gartmore China Opportunities Fund          Gartmore Investor Destinations          Gartmore Optimal Allocations Fund:
Gartmore Emerging Markets Fund                Moderately Conservative Fund            Specialty
Gartmore Enhanced Income Fund              Gartmore Investor Destinations          Gartmore S&P 500 Index Fund
Gartmore Global Financial Services Fund       Conservative Fund                    Gartmore Short Duration Bond Fund
Gartmore Global Health Sciences Fund       Gartmore Large Cap Value Fund           Gartmore Small Cap Fund
Gartmore Global Natural Resources Fund     Gartmore Market Neutral Fund            Gartmore Small Cap Core Fund
Gartmore Global Technology and             Gartmore Micro Cap Equity Fund          Gartmore Small Cap Growth
   Communications Fund                     Gartmore Mid Cap Growth Fund               Opportunities Fund
Gartmore Global Utilities Fund             Gartmore Mid Cap Growth Leaders Fund    Gartmore Small Cap Index Fund
Gartmore Government Bond Fund              Gartmore Mid Cap Market Index Fund      Gartmore Small Cap Leaders Fund
Gartmore Growth Fund                       Gartmore Money Market Fund              Gartmore Small Cap Value Fund
Gartmore Hedged Core Equity Fund           Gartmore Nationwide Fund                Gartmore Tax-Free Income Fund
Gartmore International Growth Fund         Gartmore Nationwide Leaders Fund        Gartmore U.S. Growth Leaders Fund
Gartmore International Index Fund          Gartmore Optimal Allocations Fund:      Gartmore U.S. Growth Leaders
Gartmore Investor Destinations Growth         Growth                                 Long-Short Fund
   Fund                                    Gartmore Optimal Allocations Fund:      Gartmore Value Opportunities Fund
Gartmore Investor Destinations Moderate       Moderate Growth                      Gartmore Worldwide Leaders Fund
   Growth Fund                             Gartmore Optimal Allocations Fund:      NorthPointe Small Cap Growth Fund
                                              Moderate                             NorthPointe Small Cap Value Fund

                                 PROXY STATEMENT

BACKGROUND

     Nationwide Mutual Insurance Company  ("Nationwide  Mutual") is the indirect and ultimate parent of NWD Investments,  Inc. ("NWD"),  formerly Gartmore Global
Investments,  Inc. and NWD's  subsidiaries  including:  (1) Gartmore Mutual Fund
Capital Trust ("GMFCT") and Gartmore Morley Capital  Management,  Inc. ("GMCM"),
each an investment  adviser to one or more of the series listed above (singly, a
"Fund,"  and  collectively,  the  "Funds");  and  (2)  NorthPointe  Capital  LLC
("NorthPointe"),  a current subadviser,  and Nationwide  Separate Accounts,  LLC
("NSA"), formerly Gartmore Separate Accounts, LLC, a proposed subadviser.

     On February [1], 2007,  Nationwide  Financial Services,  Inc.  ("Nationwide
Financial")  and  Nationwide  Corporation  ("NWC")  entered  into  a  definitive
Purchase Agreement (the "Transaction  Agreement")  whereby Nationwide  Financial will acquire NWD's "retail asset management subsidiaries," specifically,  GMFCT,
GDSI,  and  Gartmore   Investor   Services,   Inc.   ("GISI"),   from  NWC  (the
"Transaction").

     Under the terms of the Transaction Agreement, Nationwide Financial will pay
[$225  million]  in cash,  plus an amount  equal to the  tangible  shareholders'
equity on the balance  sheet at closing to NWC for the retail  asset  management mutual fund service  providers of NWD. The Transaction is presently  expected to close on or about [April 30, 2007].  The closing of the Transaction  will result in a  change  of  control  of each of  NWD's  retail  asset  management  service providers  and thus may be  deemed an  "assignment,"  which  will  result in the immediate termination of each current GMFCT, GMCM, NorthPointe, and NSA advisory and subadvisory agreement with any Fund. In addition,  certain Funds' investment subadvisory  arrangements  are  proposed to be  restructured  as a result of the
Transaction.  Accordingly,  shareholders of each Fund, as applicable,  are being asked  to vote  on the  following:  (1) the  proposed  new  investment  advisory agreement  between GMFCT and Gartmore  Mutual Funds (the "Trust"),  on behalf of each Fund for  which  GMFCT  currently  serves  as  adviser,  as well as for the
Gartmore  Enhanced  Income Fund and Gartmore Short Duration Bond Fund, for which
GMCM  currently  serves as adviser;  (2) a proposed new  investment  subadvisory agreement by and among  GMFCT,  GMCM,  and the Trust,  on behalf of the Gartmore
Enhanced  Income Fund and the Gartmore  Short Duration Bond Fund; (3) a proposed new investment  subadvisory agreement by and among GMFCT,  NorthPointe,  and the
Trust,  on behalf of Gartmore  Mid Cap Growth  Fund,  Gartmore  Micro Cap Equity
Fund,  and  Gartmore  Small Cap Leaders Fund  (NorthPointe  will serve as one of several  subadvisers to this Fund); (4) a proposed  amendment to the NorthPointe investment subadvisory agreement by and among GMFCT, NorthPointe, and the Trust, on behalf of the Gartmore  Large Cap Value Fund,  Gartmore  Value  Opportunities
Fund,  NorthPointe  Small Cap Value Fund, and the  NorthPointe  Small Cap Growth
Fund;  and (5) a proposed  new  investment  subadvisory  agreement  by and among
GMFCT,  NSA, and the Trust,  on behalf of the  Gartmore  Mid Cap Growth  Leaders
Fund.

     Nationwide  Financial  has  informed  Nationwide  Mutual,   however,   that
Nationwide  Financial  does not intend to  acquire  NWD's  "institutional  asset management  subsidiaries,"  including,  GMCM, NorthPointe,  NSA, and Gartmore SA
Capital  Trust   ("GSACT")   (the   "Institutional   Advisers").   Each  of  the
Institutional Advisers, in addition to serving as an investment adviser to NWD's institutional  investors,  also serves (or is proposed to serve) as a subadviser or, in the case of GSACT, currently serves as fund administrator, to one or more of the Funds.

     Consequently,  Nationwide Mutual is seeking unaffiliated purchasers for the
Institutional  Advisers  who will agree to employ  those  portfolio  managers of
GMCM, NorthPointe,  and NSA that currently provide portfolio management services to your Fund.  In the case of  NorthPointe,  rather  than being  acquired  by an unaffiliated purchaser,  it also may be acquired by its current management,  who collectively  own a minority  interest  in  NorthPointe.  Nationwide  Mutual has informed  the Board of  Trustees  (the  "Board")  of the Trust  that  Nationwide
Mutual's  reason  for  doing so is to seek to  ensure  that  the same  portfolio managers who  currently  manage your Funds before any such sale will continue to do so  following  the  sale  of  GMCM,  NorthPointe  and  NSA  to  one  or  more unaffiliated  investment advisory firms.  Nationwide Mutual has also represented to the Board that  Nationwide  Mutual intends for each Fund to be managed in the same manner it is currently being managed with the same investment objective and principal  strategies,  and to receive  the same  nature and quality of services each such Fund currently receives at the same fees.

     Additionally,  before  Nationwide  Mutual sells GSACT which, in addition to serving  as each  Fund's  administrator,  is also an SEC  registered  investment adviser to NWD's institutional clients, Nationwide Mutual plans to ask the Board to approve the transfer of all of GSACT's fund  administration  responsibilities and the personnel who currently  perform such services for the Funds,  for GISI, which currently  serves as the Funds'  transfer  agent.  Following such proposed transfer,  if  approved  by  the  Board,  GISI  will  serve  as  both  the  fund administrator and transfer agent to all of the Funds after the Transaction.  NWD has  represented  to the  Board  that it  intends  that the same  personnel  who currently  provide fund  administration  and/or  transfer agency services to the
Funds will  continue  to do so at the same level of service and at the same fees as GISI and GSACT receive under the current  agreements with the Trust on behalf of each Fund.

     Nationwide  Mutual  has  informed  the Board  that  these  new  Subadvisory
Agreements  with  each of the  respective  Institutional  Advisers  will  better position  Nationwide Mutual to effect a sale of any such  Institutional  Adviser smoothly  and  expeditiously,  and is intended to ensure that the  provision  of subadvisory and administration  services provided by the Institutional  Advisers to  any  Fund  are  not  disrupted.  Should  the  sale  of one  or  more  of the
Institutional  Advisers be  accomplished,  all of such  Institutional  Adviser's investment  subadvisory  agreements will terminate  immediately  upon closing of such  sale.  GMFCT has  informed  the Board that  GMFCT  intends to  immediately recommend the Board rehire such Institutional  Adviser, under its new ownership, to  continue  to serve  the  Funds  that each  Institutional  Adviser  currently manages.  GMFCT has  informed  the Board it intends to do so in  reliance on the
Funds'  exemptive order issued by the SEC, which permits the hiring (and firing)
of  unaffiliated  subadvisers  with Board,  but not  shareholder,  approval (the
"Manager of Managers Order").  If any such Institutional  Adviser's successor is hired as a subadviser to your Fund, you will receive an  Information  Statement, as required  under the  conditions  and terms of the  Manager of Managers  Order within 90 days of such hiring.

GENERAL VOTING INFORMATION

Who is asking for my vote?

     This Proxy Statement is being furnished in connection with the solicitation of  proxies  by the Board to be used in  connection  with a Special  Meeting  of
Shareholders  (the "Meeting") of the Funds listed above to be held at 9:00 a.m.,
Eastern Time, on April [__],  2007. The Meeting will be conducted at the Trust's
principal   executive   offices   located  at  1200  River  Road,   Suite  1000,
Conshohocken, Pennsylvania 19428.

     This  Proxy  Statement  is also  being  furnished  in  connection  with the solicitation of voting  instructions  by Nationwide  Life Insurance  Company and
Nationwide Life and Annuity Insurance Company (collectively,  "Nationwide Life")
from  owners of  certain  variable  annuity  contracts  and  variable  insurance policies  (collectively,  "variable contracts") having contract values allocated to a subaccount of a Nationwide Life separate  account invested in shares of the
Funds.

Who is eligible to vote?

     The Board has fixed the close of  business on February  [2],  2007,  as the record date (the "Record Date") for the  determination  of  shareholders  of the
Trust entitled to notice of and to vote at the Meeting.  Shareholders  of record on the Record Date are  entitled to one vote for each share and a  proportionate fractional  vote  for any  fraction  of a share as to each  issue on which  such shareholders  are entitled to vote.  In addition,  variable  contract  owners of record on the Record Date have the right to instruct  Nationwide  Life as to the manner in which the Fund shares  attributable to their variable contracts should be voted.  Exhibit A to this Proxy  Statement sets forth the number of shares of beneficial interest of each of the Funds which were outstanding as of the Record
Date and, therefore, are entitled to vote at the Meeting.

     This Proxy Statement,  Notice of Special Meeting, proxy card(s), and voting instruction forms were first mailed to shareholders and variable contract owners on or about February [xx], 2007.

On what issues am I being asked to vote?

     The  shareholders of the Funds, as applicable,  are being asked to consider and vote to approve the following  matters (each, a "Proposal" and collectively, the "Proposals"). Please cross-reference the proxy card(s) that you receive with the appropriate Proposal.

Proposal 1:         To approve an  Investment  Advisory  Agreement  ("New  GMFCT
                    Agreement")  between  new GMFCT and the Trust,  on behalf of each of the Funds,  except the Gartmore Enhanced Income Fund and Gartmore Short Duration Bond Fund (the "GMFCT Funds").

Proposal 2(A):      To  approve  a  new  Investment   Advisory  Agreement  ("New
                    Agreement")  between  new GMFCT and the Trust,  on behalf of
                    the  Gartmore   Enhanced  Income  Fund  and  Gartmore  Short
                    Duration Bond Fund (the "GMCM Funds").

Proposal 2(B):      To approve a new Subadvisory  Agreement  ("GMCM  Subadvisory
                    Agreement") by and among new GMFCT,  GMCM, and the Trust, on behalf of the GMCM Funds.

Proposal 3:         To  approve  a  new  Subadvisory   Agreement   ("NorthPointe
                    Subadvisory Agreement") by and among new GMFCT, NorthPointe, and the  Trust,  on behalf of the  Gartmore  Mid Cap  Growth
                    Fund, Gartmore Micro Cap Equity Fund, and Gartmore Small Cap
                    Leaders Fund (the "New NorthPointe Funds").

Proposal 4:         To  approve  an  amended  Subadvisory   Agreement  ("Amended
                    Subadvisory Agreement") by and among new GMFCT, NorthPointe, and the  Trust,  on behalf of the  Gartmore  Large Cap Value
                    Fund, Gartmore Value  Opportunities Fund,  NorthPointe Small
                    Cap Growth Fund, and  NorthPointe  Small Cap Value Fund (the
                    "NorthPointe Funds").

Proposal 5:         To approve a new  Subadvisory  Agreement  ("NSA  Subadvisory
                    Agreement") by and among new GMFCT,  NSA, and the Trust,  on behalf of the  Gartmore  Mid Cap  Growth  Leaders  Fund (the
                    "Growth Leaders Fund").

Proposal 6:         To  consider  and act upon  any  matters  incidental  to the foregoing  and  to  transact  such  other  business  as  may properly  come before the Meeting and at any  adjournment(s)
                    thereof.

     The Trust knows of no business other than that described above that will be presented for  consideration  at the Meeting.  If any other matters are properly presented,  it is the  intention  of the  persons  named on the  enclosed  proxy card(s) to vote proxies in accordance with their best judgment.

How do the Trustees recommend that I vote?

     The  Trustees  [unanimously]  recommend  that  you  vote  FOR  each  of the
Proposals.

How do I ensure that my vote is accurately recorded?

     Only  shareholders  of record at the close of  business  on the Record Date will be  entitled  to notice of and to vote at the  Meeting.  You may attend the
Meeting and vote in person or you may  complete  and return the  enclosed  proxy card(s)/voting  instruction form. For each Fund in which you owned shares on the
Record Date, a proxy card or voting  instruction  form,  bearing the appropriate
Fund's name,  is included with this Proxy  Statement.  If you own shares in more than one Fund as of the Record Date,  or of certain Funds that may be subject to multiple  Proposals,  you will  receive  more  than  one  proxy  card or  voting instruction form. Please complete each proxy card you receive, or if you vote by telephone  or over the  Internet,  please vote on the  proposal as it relates to each Fund you own. Your proxy  card(s)/voting  instruction form must be received by the Trust or its proxy agent by [Month]  [xx],  2007,  in order to be counted for the  Meeting.  If you are  eligible  to vote by  telephone  or  through  the
Internet, separate instructions are enclosed.

     The persons  named as proxies on the  enclosed  form of proxy will vote the shares of each Fund at the Meeting in  accordance  with the timely  instructions received from shareholders.  If a duly executed and dated proxy is received that does not specify a choice  (for,  against,  or  abstain),  the persons  named as proxies will consider the proxy's  timely  receipt as an  instruction to vote in favor of the Proposal(s) to which the proxy relates.

     With respect to the Nationwide Life separate accounts, Nationwide Life will vote the  shares of each  Fund at the  Meeting  in  accordance  with the  timely instructions  received from persons entitled to give voting  instructions  under the variable  contracts.  Nationwide  will vote shares  attributable to variable contracts as to which no voting  instructions  are received in proportion  (for, against, or abstain) to those for which timely  instructions are received.  If a duly  executed  and dated  voting  instruction  form is  received  that does not specify a choice,  Nationwide Life will consider the voting instruction's timely receipt  as an  instruction  to vote in favor of the  Proposal(s)  to which  the voting instruction relates.

Whom should I call for additional information about this Proxy Statement?

     Please  call  [insert  name  of  proxy   solicitor],   the  Trust's   proxy
solicitation agent, at [insert phone number].

May I revoke my proxy/voting instructions?

     Shareholders may revoke  previously  submitted proxies at any time prior to the Meeting by (i)  submitting  to the Trust a  subsequently  dated proxy,  (ii)
delivering  to the Trust a  written  notice of  revocation,  or (iii)  otherwise giving notice of revocation in open Meeting,  in all cases prior to the exercise of the  authority  granted in the  proxy.  If shares are held in an account at a brokerage  firm or bank, the  shareholder  should contact such brokerage firm or bank to change a vote or to obtain a "legal proxy" if the  shareholder  wants to vote in person at the Meeting.

     Variable   contract   owners  may  revoke   previously   submitted   voting
instructions  given to  Nationwide  Life at any time prior to the Meeting by (i)
submitting to  Nationwide  Life  subsequently  dated voting  instructions,  (ii)
delivering to Nationwide Life a written notice of revocation, or (iii) otherwise giving notice of revocation in open Meeting,  in all cases prior to the exercise of the authority granted in the proxy/voting instruction form. Variable contract owners should contact  Nationwide Life for further  information on how to revoke voting instructions, including any applicable deadlines.

How may I get more information about the Trust and the Funds?

     The Trust will furnish,  without charge,  a copy of the Trust's most recent annual reports to shareholders  and semi-annual  reports to  shareholders,  upon request.  Such request may be made either by writing to the Trust at the address listed at the top of the Notice of Special Meeting or by calling toll-free (800)
848-0920.

COMMON INFORMATION RELATING TO ALL PROPOSALS

Board of Trustees' Considerations

     At an  in-person  Board  meeting  held on  January  11,  2007,  the  Board, including the Trustees who are not  considered  "interested  persons"  under the
1940  Act  ("Independent  Trustees"),  discussed  and  approved  the  New  GMFCT
Agreement,  New Agreement,  GMCM Subadvisory Agreement,  NorthPointe Subadvisory
Agreement,   Amended  Subadvisory  Agreement,   and  NSA  Subadvisory  Agreement
(collectively, the "New Agreements"), as applicable, on behalf of the Funds and, at its  Special  Board  Meeting on  February  2, 2007,  [unanimously]  agreed to recommend that shareholders approve the New Agreements. The Independent Trustees had requested and been provided with detailed  materials relating to GMFCT, NWD,
Nationwide  Financial,  and the  Transaction  in  advance of the  Meetings.  The
Independent  Trustees were also provided with detailed materials relating to the
Institutional  Advisers in advance of the Meetings. The Independent Trustees met in executive  session with their  independent  legal counsel prior to and during the Meetings to discuss  information  relating to the Proposals and the possible effect on the Funds.  The material factors and conclusions that formed the basis for these recommendations are discussed below.

     The Nature,  Extent,  and  Quality of the  Services  Provided by GMFCT,  as
Investment  Adviser.  With regard to  Proposal 1 and  Proposal  2(A),  the Board considered new GMFCT's capabilities in continuing to provide the services needed to operate a  sophisticated  investment  management  business and to support the management  of the  Funds.  The Board  also took into  account  the  information provided to them at their regular  meetings with GMFCT's senior  management with respect to the Funds,  including  the  information  provided by  management  and
Lipper Data,  Inc.  ("Lipper")  at the Fund's annual  Section 15(c)  meetings on
December 6-7, 2006 and January 11, 2007.

     In addition,  the Board also considered  Nationwide  Financial's  announced intentions,  over time, to operate GMFCT  exclusively as a "manager of managers"
in which GMFCT will oversee one or more  subadvisers  who will manage each Fund, rather  than  managing  such  Funds  directly.  The Board  also  considered  the capabilities of new GMFCT and its affiliates,  and in particular, the ability to provide  portfolio  management  services to the Funds  should any of the current portfolio  managers elect to terminate their  employment and not become employed by an existing or new subadviser  for a Fund. In this regard,  GMFCT advised the
Board that while there can be no  assurances  that  current  portfolio  managers directly  managing  the Funds will  continue to manage the Funds as employees of the newly engaged non-affiliated subadvisers, reasonable efforts will be made to achieve this result.

     The Nature,  Extent,  and  Quality of the  Services  Provided  by GMCM,  as
Subadviser.  The Board [next] considered whether to approve the GMCM Subadvisory
Agreement on behalf of GMCM Funds. Specifically,  the Board considered that GMCM continues to be owned and operated by NWD's current  owner,  Nationwide  Mutual.
Moreover,  the Board considered Nationwide Mutual's stated intention to continue to employ the same portfolio managers who currently provide portfolio management
services  to  the  GMCM  Funds,  as  well  as  Nationwide   Mutual's  and  NWD's
representation that, as the Fund's subadviser, GMCM will continue to provide the same nature and quality of services as GMCM currently provides to the GMCM Funds as adviser to the GMCM Funds.  The Board also noted that,  as GMFCT  proposes to pay GMCM's  subadvisory  fee out of the  advisory fee each GMCM Fund will pay to
GMFCT under the New GMFCT Agreement described in Proposal 2(A) above, there will be no change in the advisory fee paid by either GMCM Fund.

     The   Board   then   considered   and   discussed    Nationwide    Mutual's
[intention/commitment]  that, in seeking potential unaffiliated buyers for GMCM, it is Nationwide  Mutual's goal to seek a buyer that will continue to employ the
GMCM portfolio  managers who currently manage each GMCM Fund and to recommend to the Board,  that, if acquired by an unaffiliated  adviser,  unaffiliated GMCM be retained as an Unaffiliated Subadviser so that the GMCM Funds may continue to be managed by the same GMCM portfolio  managers who currently manage the GMCM Funds without  disruption  of service.  The Board  further  considered  that under the
Manager of Managers  Order that GMFCT and the Funds have  received from the SEC,
GMFCT is permitted to hire (and fire) unaffiliated subadvisers, such as new GMCM would  become if it were sold to an  unaffiliated  party  with,  Board,  but not shareholder,  approval.  If GMCM is subsequently sold and the Board approves the hiring of new  unaffiliated  GMCM as subadviser to a GMCM Fund,  shareholders of such GMCM Fund will receive  notification  of this within 90 days after the date of effectiveness of the hiring of new unaffiliated GMCM.

     The Nature, Extent, and Quality of the Services Provided by NorthPointe, as
Subadviser to the New NorthPointe  Funds. The Board [next] considered whether to approve the NorthPointe  Subadvisory Agreement with NorthPointe on behalf of the
New NorthPointe  Funds.  Specifically,  the Board  considered  that  NorthPointe continues to be owned and operated by NWD's current  owner,  Nationwide  Mutual.
Moreover,  the Board considered Nationwide Mutual's stated intention to continue to employ the same portfolio managers who currently provide portfolio management services to the New NorthPointe Funds, as well as Nationwide  Mutual's and NWD's representation  that as the New NorthPointe Funds' subadviser,  NorthPointe will continue to provide  the same nature and quality of services as GMFCT  currently provides to the New NorthPointe  Funds as adviser to the New NorthPointe  Funds.
The Board also noted that, as GMFCT  proposes to pay  NorthPointe's  subadvisory fee out of the  advisory fee each New  NorthPointe  Fund will pay to GMFCT under the New GMFCT Agreement  described in Proposal 1 above,  there will be no change in the advisory fee paid by the New NorthPointe Funds.

     The   Board   then   considered   and   discussed    Nationwide    Mutual's
[intention/commitment]  that,  in  seeking  potential  unaffiliated  buyers  for
NorthPointe,  it is Nationwide  Mutual's goal to seek a buyer that will continue to employ the  NorthPointe  portfolio  managers  who  currently  manage each New
NorthPointe  Fund  and to  recommend  to  the  Board,  that  if  acquired  by an unaffiliated  adviser,  unaffiliated  NorthPointe be retained as an Unaffiliated
Subadviser so that the New  NorthPointe  Funds may continue to be managed by the same  NorthPointe  portfolio  managers who currently  manage the New NorthPointe
Funds without disruption of service. The Board further considered that under the
Manager of Managers  Order that GMFCT and the Funds have  received from the SEC,
GMFCT is  permitted  to hire (and fire)  unaffiliated  subadvisers,  such as new
NorthPointe  would become if it were sold to an unaffiliated  party, with Board, but not shareholder, approval. If NorthPointe is subsequently sold and the Board approves  the hiring of new  unaffiliated  NorthPointe  as  subadviser  to a New
NorthPointe  Fund,  shareholders  of such  New  NorthPointe  Fund  will  receive notification  of this  within  90 days  after the date of  effectiveness  of the hiring of new unaffiliated NorthPointe.

     The Nature, Extent, and Quality of the Services Provided by NorthPointe, as
Subadviser  to the  NorthPointe  Funds.  The Board  also  considered  whether to approve the Amended NorthPointe Subadvisory Agreement with NorthPointe on behalf of the NorthPointe  Funds.  Specifically,  the Board considered that NorthPointe continues to be owned and operated by NWD's current  owner,  Nationwide  Mutual.
Moreover,  the Board considered Nationwide Mutual's stated intention to continue to employ the same portfolio managers who currently provide portfolio management services to the  NorthPointe  Funds,  as well as  Nationwide  Mutual's and NWD's representation  that as the  NorthPointe  Fund's  subadviser,  NorthPointe  will continue to provide  the same  nature and  quality of  services  as  NorthPointe currently  provides to the  NorthPointe  Funds as subadviser to the  NorthPointe
Funds.  The Board  discussed  with GMFCT  senior  management  the reasons of the proposed  change in the amount of  subadvisory  fees GMFCT pays to  NorthPointe.
GMFCT explained that the new  NorthPointe  subadvisory fee structure is intended to more closely  approximate  that of an unaffiliated  subadviser's fee schedule and is being  requested in order to better  position  NorthPointe  and the other
Institutional  Advisers for their potential sale to an unaffiliated  third party as  discussed  herein.  The Board also noted that,  as GMFCT pays  NorthPointe's subadvisory fee out of the advisory fee each  NorthPointe Fund will pay to GMFCT and the New GMFCT  Agreement  described  in  Proposal 1 above,  there will be no change in the advisory fee paid by the NorthPointe Funds.

     The   Board   then   considered   and   discussed    Nationwide    Mutual's
[intention/commitment]  that,  in  seeking  potential  unaffiliated  buyers  for
NorthPointe,  it is Nationwide  Mutual's goal to seek a buyer that will continue
to  employ  the  NorthPointe   portfolio  managers  who  currently  manage  each
NorthPointe  Fund  and to  recommend  to  the  Board,  that  if  acquired  by an unaffiliated  adviser,  unaffiliated  NorthPointe be retained as an Unaffiliated
Subadviser so that the NorthPointe  Funds may continue to be managed by the same
NorthPointe  portfolio  managers  who  currently  manage the  NorthPointe  Funds without  disruption  of service.  The Board  further  considered  that under the
Manager of Managers  Order that GMFCT and the Funds have  received from the SEC,
GMFCT is  permitted  to hire (and fire)  unaffiliated  subadvisers,  such as new
NorthPointe  would become if it were sold to an unaffiliated  party with, Board, but not shareholder, approval. If NorthPointe is subsequently sold and the Board approves  the  hiring  of  new  unaffiliated  NorthPointe  as  subadviser  to  a
NorthPointe   Fund,   shareholders  of  such   NorthPointe   Fund  will  receive
notification  of this  within  90 days  after the date of  effectiveness  of the hiring of new unaffiliated NorthPointe.

     The  Nature,  Extent,  and  Quality of the  Services  Provided  by NSA,  as
Subadviser to the Growth  Leaders Fund. The Board [next]  considered  whether to approve the NSA  Subadvisory  Agreement with NSA on behalf of the Growth Leaders
Fund.  Specifically,  the Board  considered  that NSA  continues to be owned and operated  by  NWD's  current  owner,  Nationwide  Mutual.  Moreover,  the  Board considered  Nationwide  Mutual's stated intention to continue to employ the same portfolio  manager who currently provide  portfolio  management  services to the
Growth  Leaders Fund, as well as  Nationwide  Mutual's and NWD's  representation that as the Growth  Leaders  Fund's  subadviser,  NSA's  portfolio  manager will continue to provide  the same  nature and  quality of  services as he  currently provides as an employee of GMFCT, the Fund's adviser. The Board also noted that, as GMFCT proposes to pay the Growth Leaders  Fund's  subadvisory  fee out of the advisory  fee the  Growth  Leaders  Fund  will pay to GMFCT  under the New GMFCT
Agreement described in Proposal 1 above, there will be no change in the advisory fee paid by the Growth Leaders Fund.

     The   Board   discussed   and   then   considered    Nationwide    Mutual's
[intention/commitment]  that, in seeking potential  unaffiliated buyers for NSA, it is Nationwide  Mutual's goal to seek a buyer that will continue to employ the
NSA's  portfolio  manager who currently  manages the Growth  Leaders Fund and to
recommend  to  the  Board,   that  if  acquired  by  an  unaffiliated   adviser,
unaffiliated  NSA be retained as an  Unaffiliated  Subadviser so that the Growth
Leaders  Fund may continue to be managed by the same NSA  portfolio  manager who currently  manages the Growth  Leaders Fund without  disruption of service.  The
Board further considered that under the Manager of Managers Order that GMFCT and the Funds have  received  from the SEC,  GMFCT is  permitted  to hire (and fire)
unaffiliated  subadvisers,  such as new NSA  would  become if it were sold to an unaffiliated  party  with,  Board,  but  not  shareholder,  approval.  If NSA is subsequently  sold and the Board approves the hiring of new  unaffiliated NSA as subadviser to the Growth Leaders Fund,  shareholders  of the Growth Leaders Fund will receive notification of this within 90 days after the date of effectiveness of the hiring of new unaffiliated NSA.

     The Investment  Performance of the Funds.  The Board  evaluated each Fund's performance. The Board considered the comparative performance of each Fund.

     The  Profitability of GMFCT and its Affiliates from the  Relationship  with the  Funds,  Including  "Fall-Out"  Benefits.  The  Trustees  evaluated  GMFCT's profitability from managing the Funds. The Board reviewed financial  information relating  to GMFCT  that  detailed  GMFCT's  profitability  with  respect to its management of the Funds. The Board also evaluated GMFCT's analysis of the Funds'
expenses and relevant  comparison to the expenses of other comparable funds. The
Trustees  compared  the  advisory  fees and  total  expenses  of each Fund (as a percentage  of average net assets) with the fees and expenses of a peer group of funds. The Trustees also considered other benefits received by GMFCT as a result of its relationship with the Funds.  With regard to the Institutional  Advisers, the  Trustees  considered  that  GMFCT  will pay the  subadvisory  fees to these subadvisers and that the GMCM Funds, New NorthPointe  Funds,  NorthPointe Funds,
and  Growth  Leaders  Fund  will  not be  responsible  for  the  payment  of any subadvisory  fees  to  their  respective  subadvisers.  In  considering  GMFCT's profitability,  the Board considered GMFCT's current  profitability as an active manager under Nationwide Mutual's ownership, as well as GMFCT management's views on near-term profitability as a manager-of-managers under Nationwide Financial's ownership.

     Fee Levels;  Economies of Scale.  The Board  considered each Fund's overall fee level and noted that the overall expenses of the Funds would remain the same under  the New  Agreements.  The  Trustees  considered  the  expense  limitation agreements in place for certain Funds whereby GMFCT has contractually  agreed to waive  advisory fees GMFCT  receives from the Funds and/or to pay Fund expenses.
The Trustees also considered  that the Transaction  could increase the assets in the  Funds,  thereby  triggering  breakpoints  which  would  have the  effect of lowering fees. The Board noted that each Fund's  advisory fee schedule  includes breakpoints,  except for Gartmore Small Cap Leaders Fund,  the Gartmore  Optimal
Allocations  Funds,  NorthPointe  Small Cap Value  Fund,  NorthPointe  Small Cap
Growth Fund, the Gartmore  Investor  Destinations  Funds,  Gartmore  Hedged Core
Equity Fund, Gartmore Market Neutral Fund, and Gartmore Micro Cap Equity Fund.

     Terms  of  the  New  Agreement.  For  the  GMFCT  Funds,  GMCM  Funds,  and
NorthPointe Funds, with respect to the New GMFCT Agreement,  New Agreement,  and
Amended Subadvisory Agreement,  respectively, the Board considered the fact that the terms of these New  Agreements,  including the termination  provisions,  are identical in all material  respects to the terms of the Original GMFCT Agreement
(as defined herein),  Original GMCM Agreement (as defined herein),  and Original
NorthPointe Subadvisory Agreement (as defined herein), respectively, except that the duration of these New Agreements will, unless terminated sooner,  extend for one year from the [date of effectiveness] and the change in owners of GMFCT.

     Conclusion.   The  Board,   including  all  of  the  Independent  Trustees,
considered  each  of the  foregoing  factors  and  concluded  that  each  factor supported a determination  to approve the New  Agreements.  No single factor was determinative to the decision of the Board. The Board of Trustees concluded that the approval of each New  Agreement  was in the best  interests of each Fund and its respective shareholders.

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act provides that an investment  adviser (such as
GMFCT)  to a  registered  investment  company  (such  as  the  Trust),  and  the affiliates of such adviser (including, among others, NWD, Nationwide Mutual, and
Nationwide  Financial),  may receive any amount or benefit in connection  with a sale of any interest in such investment adviser that results in an assignment of an investment  advisory  contract if the following two conditions are satisfied:
(1) for a period of three years after such assignment, at least 75% of the Board of the investment company cannot be "interested  persons" (within the meaning of
Section  2(a)(19)  of  the  1940  Act)  of the  new  investment  adviser  or its predecessor,  and (2) no  "unfair  burden"  (as  defined in the 1940 Act) may be imposed on the  investment  company as a result of the assignment or any express or implied terms,  conditions or understandings  applicable  thereto. An "unfair burden"  on a fund is defined to  include  any  arrangement  during the two year period after any such transaction  occurs whereby the investment  adviser or its predecessor or successor,  or any interested person of such investment  adviser, predecessor or successor,  receives or is entitled to receive any  compensation, either directly or indirectly, of two types. The first type is compensation from any  person in  connection  with the  purchase  or sale of  securities  or other property  to,  from or on  behalf  of the fund,  other  than bona fide  ordinary compensation  as  principal  underwriter  for  such  fund.  The  second  type is compensation  from the fund or its security holders for anything other than bona fide investment advisory or other services.  As purchaser,  Nationwide Financial has agreed to use its  reasonable  best  efforts to assure  compliance  with the conditions of Section 15(f) as it applies to the Funds and the Transaction.  The
Board  intends  to  maintain  a Board  structure  that  will  satisfy  the first condition  of  Section  15(f) and to  operate  the  Funds in a manner  that will satisfy the no "unfair  burden"  condition of Section 15(f) of the 1940 Act, for not less than the time periods required under Section 15(f).

Shareholder Approval

     With  respect  to each  Fund,  the New  Agreements  must be  approved  by a
"majority of  outstanding  voting  securities" as defined in the 1940 Act, which means the lesser of the vote of (i) 67% or more of the voting  securities of the
Fund that are  present  at a meeting  called  for the  purpose of voting on such approval or represented by proxy if holders of shares representing more than 50%
of the outstanding  voting  securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding  voting  securities of the Fund.
If there are sufficient votes for some, but not all, of the Funds to approve the
New  Agreements,  the Meeting may be adjourned as to those Funds for which there are not sufficient  votes to approve the New Agreements.  A shareholder vote may be taken prior to any  adjournment  of the Meeting  with  respect to one or more
Funds for which there are sufficient  votes for approval of the New  Agreements, even though the Meeting is adjourned  as to one or more other Funds.  The shares over which  broker-dealers  have  discretionary  voting  power,  the shares that represent  "broker  non-votes"  (i.e.,  shares held by brokers or nominees as to which (i)  instructions  have not been  received from the  beneficial  owners or persons  entitled  to vote  and  (ii)  the  broker  or  nominee  does  not  have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention will all be counted as shares present and entitled to vote for  purposes of  determining  whether  the  required  quorum of shares  exists;
however they will have the effect of a vote against the Proposal.

     Alternatively,  in the event it becomes apparent that the requisite vote of a majority of shareholders of one or more Funds will not be received by the date of the  closing of the  Transaction,  NWC has stated its  intention  to seek the approval of the Board, of interim advisory and/or sub advisory agreements (each, an "Interim  Contract")  on behalf of such Funds,  pursuant to Rule  15a-4(b)(2)
under the 1940 Act (the "Rule").  The Rule permits  implementation of an Interim
Contract provided that, among other things:  (1) the compensation  GMFCT,  GMCM,
NorthPointe  or NSA (each an  "Interim  Adviser")  receives  under  the  Interim
Contract is no greater  than the Interim  Adviser  received  under its  previous contract;  (2) the Board,  including  a  majority  of the  Trustees  who are not interested  persons of the Trust,  has voted at an in person  meeting to approve each Interim Contract before the previous contract is terminated; (3) the Board, including a majority of the Trustees who are not interested persons of the Trust determines that the scope and quality of services to be provided to a Fund under an Interim  Contract  will be at least  equivalent  to the scope and  quality of services  provided  under the previous  contract;  and (4) the Interim  Contract permits the Board or a majority of such Fund's  shareholders  to  terminate  the
Interim Contract at any time, without payment of a penalty,  on not more than 10 calendar  days'  written  notice to the Interim  Adviser.  Rule 15a-4  imposes a number of additional  requirements as to the Interim Agreements.  Among the most important of these is the  requirement  that all advisory fees due to be paid to
an  Interim   Adviser  under  an  Interim   Contract,   must  be  placed  in  an
interest-bearing  escrow  account  with the Fund's  custodian or a bank until or unless the shareholders of such Fund approve a contract with the Interim Adviser within 150 days of the implementation of the Interim Contract.

PROPOSAL 1 -- APPROVAL OF THE INVESTMENT  ADVISORY  AGREEMENT  BETWEEN THE TRUST
AND NEW GMFCT, ON BEHALF OF THE GMFCT FUNDS

     GMFCT, the GMFCT Funds' investment adviser, is a wholly-owned subsidiary of
NWD. Consequently,  the Transaction will result in a change of corporate control of GMFCT and cause the current  Investment  Advisory Agreement between GMFCT and the Trust ("Original GMFCT  Agreement") to terminate as required by the 1940 Act immediately upon the closing of the Transaction  (the  "Closing").  In order for the management and operation of each GMFCT Fund to continue  uninterrupted after the Closing, the Board of Trustees is requesting that shareholders of each GMFCT
Fund approve the New GMFCT Agreement, which will take effect upon the Closing.

     The New GMFCT  Agreement  is  identical  in all  material  respects  to the
Original GMFCT  Agreement.  Approval of the New GMFCT Agreement is necessary due to the change in control of GMFCT.

     A form of the New GMFCT  Agreement  is  attached as Exhibit B to this Proxy
Statement. The New GMFCT Agreement is identical in every material respect to the
Original GMFCT  Agreement  between the Trust and GMFCT.  The key features of the
New GMFCT Agreement and the Original GMFCT Agreement are described below.

Information about GMFCT, NWD, and Nationwide Financial

     GMFCT is an investment  adviser that is registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended ("Advisers Act"). GMFCT provides investment advisory services to registered  investment companies only. GMFCT was organized  in 1999  as an  investment  adviser  for  mutual  funds.  GMFCT  is a wholly-owned subsidiary of NWD.

     Currently, NWD is the retail and institutional asset management business of
Nationwide Mutual. Located outside Philadelphia,  Pennsylvania, NWD manages more than $49.4 billion in assets through its investment  management  platform driven by sixty-one  investment  management  professionals  and supported by a staff of more  than  250.  NWD  provides  core and  specialty  equity,  fixed-income  and alternative  investment  solutions  through  mutual  funds,  separate  accounts, commingled portfolios and wrap accounts to individual and institutional clients.
The retail asset management business of NWD includes approximately $27.1 billion in managed assets.

     Nationwide  Financial  (NYSE:  NFS) is a publicly  traded  company based in
Columbus,  Ohio.  Nationwide  Financial provides a variety of financial services for consumers to invest and protect long-term assets.  Nationwide Financial also offers  retirement  plans and services  through  both public and  private-sector employers.  Nationwide  Financial is part of the Nationwide  group of companies, which offers diversified  insurance and financial services.  The group is led by
Nationwide  Mutual,  which is  ranked  No. 98 on the  Fortune  100 based on 2005 revenue.

     Nationwide  Financial entered into the Transaction  Agreement with NWC with the intention of aligning NWD's mutual fund business with Nationwide Financial's long-term  savings and  investment  capabilities.  The  Transaction  will assist
Nationwide  Financial  in becoming a more  comprehensive  provider of  financial services  products.  The Transaction  will also enable  Nationwide  Financial to leverage the Nationwide  brand,  its extensive  distribution and core investment and packaging capabilities.

     Nationwide Financial,  who will be the new owner of GMFCT, has informed the
Trustees that  Nationwide  Financial  currently  intends,  over time, to operate
GMFCT exclusively as a "manager of managers" under the Manager of Managers Order the Trust received from the SEC. This means that, over time,  GMFCT's duties and responsibilities  will change from both being  portfolio  manager for some Funds and overseeing  portfolio  management provided by subadvisers for other Funds to solely overseeing  portfolio  management  provided by subadvisers for all Funds.
The Manager of Managers Order permits the Funds' investment  adviser,  GMFCT, to hire (and fire) new subadvisers  which are  unaffiliated  with GMFCT and to make changes to existing  subadvisory  agreements with the approval of the Board, but without shareholder,  approval. Under the terms and conditions of the Manager of
Managers  Order,  however,  shareholders  will receive  notification of any such change within 90 days after the effective date of the change.

     Nationwide  Financial has informed the Trustees that  Nationwide  Financial
has  no  present   intention  to  recommend   changes  to  any  Fund's   current
subadviser(s).  Nationwide Financial has, however, expressed its present intent, over time,  to seek to hire one or more  subadvisers  for every Fund,  including those Funds that do not presently  have  subadvisers  and those Funds which have only one  subadviser  at this time.  At such time as  Nationwide  Financial  has identified  one or more  subadvisers  for any Fund,  Nationwide  Financial  will recommend such  subadviser(s)  to the Board. If the Board approves the hiring of one or more unaffiliated subadvisers,  you will receive an information statement notifying you of such hiring and providing you with pertinent  information about such  subadviser(s).  No affiliated  subadviser can be hired without the vote of both the Trust's Board and the applicable Fund's shareholders. Therefore, should
Nationwide  Financial propose to hire any of GMFCT's  affiliates as a subadviser to any Fund,  the  shareholders  of such Fund(s) must approve the hiring of such affiliated subadviser, in addition to the Board's approval of such subadviser.

     The name,  address and  principal  occupation  of each of the directors and principal  executive  officers  of GMFCT,  NWD,  and  Nationwide  Financial  are included in Exhibit C.

Comparison of the Original GMFCT Agreement and the New GMFCT Agreement

     GMFCT  serves as the GMFCT  Funds'  investment  adviser  under the Original
GMFCT  Agreement  with the Trust dated  February  28, 2005.  The Original  GMFCT
Agreement  was last  approved  by the  Trustees,  including  a  majority  of the
Independent  Trustees,  on January  11,  2007 with  respect to each GMFCT  Fund, except  for the  following  GMFCT  Funds:  Gartmore  Optimal  Allocations  Fund:
Defensive, Gartmore Small Cap Core Fund, Gartmore Small Cap Growth Opportunities
Fund,  Gartmore Small Cap Value Fund, Gartmore Hedged Core Equity Fund, Gartmore
Market Neutral Fund,  Gartmore Enhanced Income Fund, and Gartmore Short Duration
Bond Fund (i.e.,  the GMFCT Funds  launched in 2006 and the GMCM Funds which are subject to Proposal  2(A)).  The Original  GMFCT  Agreement  was approved by the initial  shareholder  of each GMFCT Fund before the launch of that Fund. The New
GMFCT  Agreement is identical  in all  material  respects to the Original  GMFCT
Agreement.  The key features of the Original  GMFCT  Agreement and the New GMFCT
Agreement are described below.

     Advisory Services.  Under the Original GMFCT Agreement,  GMFCT,  subject to the  supervision  and  direction  of the  Board of  Trustees:  (i) sets  overall
investment   strategy  for  each  GMFCT  Fund;  (ii)  has  overall   supervisory
responsibility  for the general  management  and investment of each GMFCT Fund's assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment  discretion to make all determinations with respect to the  investment of a GMFCT Fund's assets not otherwise  assigned to a subadviser.  With regard to subadvisers,  GMFCT,  subject to the supervision and
direction  of  the  Board  of  Trustees:   (i)  researches  and  evaluates  each
subadviser,   if  any;  (ii)  performs  initial  due  diligence  on  prospective
subadvisers;   (iii)  monitors  each  subadviser's  ongoing  performance;   (iv)
communicates  performance  expectations and evaluations to each subadviser;  and
(v) recommends to the Board of Trustees  whether a subadviser's  contract should be renewed,  modified or terminated.  GMFCT also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser.  Finally,  under the Original GMFCT Agreement,  GMFCT is responsible for  providing  periodic  reports to the Board of  Trustees  concerning  a GMFCT
Fund's  business  and  investments  as the Board  requests.  Under the New GMFCT
Agreement, GMFCT, as investment adviser, would provide the same services that it performs under the Original GMFCT Agreement.

     Investment  Advisory Fees. Pursuant to the Original GMFCT Agreement and New
GMFCT  Agreement,  GMFCT is entitled to an annual fee from each GMFCT Fund.  The advisory fee schedule for each GMFCT Fund under the Original GMFCT Agreement and
New GMFCT Agreement is listed in Exhibit D. Under the New GMFCT  Agreement,  the advisory  fee  schedule  for each GMFCT Fund will not change.  The  compensation payable to all subadvisers, if applicable to a GMFCT Fund, is paid by GMFCT. The
GMFCT  Funds  are  not  responsible  for  payment  of  subadvisory  fees  to any subadviser.  Exhibit E to this Proxy Statement lists the amount of advisory fees that each GMFCT Fund paid to GMFCT for the last  fiscal  year ended  October 31,
2006.

     Continuance.  If  shareholders  approve  the New GMFCT  Agreement,  it will continue  for [one]  year  from the date of its  effectiveness,  unless  earlier terminated.  The  New  GMFCT  Agreement  may be  continued  from  year  to  year thereafter  by a  majority  vote  of the  Board  of  Trustees  or by a vote of a majority of  outstanding  shares of each GMFCT Fund,  provided  that,  in either case,  the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such  approval.  The Original  GMFCT  Agreement  contains an identical provision.

     Termination.   The  Original  GMFCT  Agreement  provides  that  it  may  be terminated as to any GMFCT Fund at any time,  without the payment of any penalty by vote of a majority  of the  Trustees of the Trust or by vote of a majority of the  outstanding  voting  securities of a GMFCT Fund, or by GMFCT, in each case, upon not less than 60 days written notice to the other party. The Original GMFCT
Agreement also provides that it will automatically and immediately  terminate in the  event  of its  assignment.  The  New  GMFCT  Agreement  contains  identical provisions.

                        The Board of Trustees unanimously
                recommends that you vote to approve Proposal 1.

COMMON INFORMATION RELATING TO PROPOSALS 2(A), 2(B), 3, 4, AND 5

     As discussed above,  Nationwide  Financial has agreed only to acquire NWD's retail asset management  business,  as Nationwide  Financial  desires to own and operate only those NWD subsidiaries  that provide services to registered  mutual funds,  such as the Trust. The Institutional  Advisers are  institutional  asset management  subsidiaries  of NWD that  provide  investment  management  services primarily to institutional (a/k/a "non-mutual fund") accounts.

     NWD, and its current parent company, Nationwide Mutual, intend to divest of the  Institutional  Advisers [over the coming year], if practicable.  Once NWD's institutional asset management  subsidiaries have been sold to third parties (or in the case of NorthPointe, possibly to NorthPointe's current management), NWD's new parent  company,  Nationwide  Financial,  intends to operate NWD's remaining retail asset management subsidiary,  GMFCT, as a "manager of managers" under the
Manager of Managers Order that the Funds have received from the SEC. In order to take the initial  step toward  implementing  its  "retail  manager of  managers"
structure,   NWD  has  determined  to  [restructure]  its  investment   advisory
arrangements for the GMCM Funds, New NorthPointe  Funds,  NorthPointe Funds, and
Growth Leaders Fund so that these more closely approximate GMFCT's  arrangements with  unaffiliated  subadvisers.  NWD requests in Proposal 2(A) your approval to appoint GMFCT, NWD's retail advisory  subsidiary,  as investment adviser to each
GMCM Fund,  and in Proposals  2(B), 3, 4, and 5 to appoint each of NWD's current institutional  asset  management  subsidiaries  as a subadviser to certain Funds that GMFCT currently  manages (or in the case of the GMCM Funds,  will manage if
Proposal 2(A) is approved by shareholders of the GMCM Funds).  Nationwide Mutual has represented to GMFCT and the Board that  Nationwide  Mutual intends that the same portfolio managers who currently manage the GMCM Funds,  NorthPointe Funds, and Growth Leaders Fund,  and who will manage the New  NorthPointe  Funds,  will continue  to do  so,  but  will  now  do so as  employees  of  their  respective
Institutional  Advisers  (rather than as GMFCT  employees) under new subadvisory agreements  with GMCM,  NorthPointe and NSA,  respectively.  GMFCT will serve as adviser to each Fund and will provide "oversight" of the GMCM Funds, NorthPointe
Funds, New NorthPointe Funds, and Growth Leaders Fund.

PROPOSAL 2(A) - APPROVAL OF INVESTMENT  ADVISORY AGREEMENT BETWEEN THE TRUST AND
NEW GMFCT, ON BEHALF OF THE GMCM FUNDS

     The Board is recommending  that the  shareholders of the GMCM Funds approve the proposed New Agreement  between  GMFCT and the Trust,  on behalf of the GMCM
Funds,  which would become  effective upon  approval,  or as soon as practicable thereafter. Currently, GMCM serves as the GMCM Funds' investment adviser. As set forth in Proposal 2(B),  discussed below, the GMCM Funds'  shareholders are also requested  to approve a  proposed  GMCM  Subadvisory  Agreement  (as  defined in
Proposal 2(B)) by and among GMFCT,  GMCM,  and the Trust,  on behalf of the GMCM
Funds.  The proposed New Agreement and Subadvisory  Agreement  together will not increase the overall  management  fees or expenses of the GMCM Funds,  or change the level, nature or quality of services provided to the GMCM Funds.

     A form of the  New  Agreement  is  attached  as  Exhibit  B to  this  Proxy
Statement.  The New  Agreement  is identical  in every  material  respect to the original Investment Advisory Agreement between the Trust and GMCM (the "Original
GMCM Agreement"),  except with respect to the investment  advisory  organization
(i.e.,  GMCM vs.  GMFCT)  providing  the  services.  The key features of the New
Agreement and the Original GMCM Agreement are described below.

Information about GMFCT

     GMFCT is an investment  adviser that is registered with the SEC pursuant to the Advisers Act.  GMFCT  provides  investment  advisory  services to registered investment  companies only. GMFCT was organized in 1999 as an investment adviser for mutual funds. GMFCT is a wholly-owned subsidiary of NWD.

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of GMFCT is included in Exhibit C.

Comparison of the Original GMCM Agreement to the New Agreement

     GMCM  currently  serves as the GMCM  Funds'  investment  adviser  under the
Original GMCM  Agreement  with the Trust dated February 28, 2005, as amended and restated from time to time. The Original GMCM Agreement was last approved by the
Trustees,  including a majority of the Independent Trustees, on January 11, 2007 with respect to each GMCM Fund.  The Original GMCM Agreement was approved by the initial  shareholder  of each GMCM Fund before the launch of that Fund.  The New
Agreement is identical in all material  respects to the Original GMCM Agreement, except with respect to the  investment  advisory  organization  (i.e.,  GMCM vs.
GMFCT)  providing the services.  The key features of the Original GMCM Agreement and the New Agreement are described below.

     Advisory Services. Under the Original GMCM Agreement,  GMCM, subject to the supervision and direction of the Board of Trustees:  (i) sets overall investment strategy for each GMCM Fund; (ii) has overall supervisory responsibility for the general  management and investment of each GMCM Fund's assets;  (iii) determines the  allocation  of assets among one or more  subadvisers,  if any; and (iv) has full  investment  discretion  to make all  determinations  with  respect  to the investment of a GMCM Fund's assets not otherwise assigned to a subadviser.  With regard to  subadvisers,  GMCM,  subject to the  supervision and direction of the
Board of Trustees:  (i) researches and evaluates each  subadviser,  if any; (ii)
performs initial due diligence on prospective  subadvisers;  (iii) monitors each subadviser's ongoing performance; (iv) communicates performance expectations and evaluations  to each  subadviser;  and (v)  recommends  to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.  GMCM also is responsible for recommending changes or additions to the subadvisers and is responsible for  compensating  each subadviser.  Finally,  under the Original
GMCM Agreement,  GMCM is responsible for providing periodic reports to the Board of Trustees  concerning  a GMCM Fund's  business  and  investments  as the Board requests.  Under the New Agreement,  GMFCT, as investment adviser, would provide the same services that GMCM performs under the Original GMCM Agreement.

     Investment Advisory Fees. Pursuant to the Original GMCM Agreement,  GMCM is
entitled to an annual fee from each GMCM Fund. Under the New Agreement, GMFCT is also  entitled to an annual fee from each GMCM Fund and such fee is identical to the advisory fee GMCM received under the Original GMCM  Agreement.  The advisory fee  schedule  for each GMCM Fund  under the  Original  GMCM  Agreement  and New
Agreement is as follows:

------------------------ --------------------------------------------- --------------------------------
                         Original GMCM Agreement
Fund                     Advisory Fees                                 New Agreement Advisory Fees
------------------------ --------------------------------------------- --------------------------------
Gartmore Enhanced Income 0.35% on assets up to $500 million;           Same
Fund                     0.34% on assets of $500 million and more
                         but less than $1 billion;
                         0.325% on assets of $1 billion and more but
                         less than $3 billion;
                         0.30% on assets of $3 billion and more but
                         less than $5 billion;
                         0.285% on assets of $5 billion and more but
                         less than $10 billion;
                         0.275% for assets of $10 billion and more
------------------------ --------------------------------------------- --------------------------------
Gartmore Short Duration  0.35% on assets up to $500 million;           Same
Bond Fund                0.34% on  assets of $500 million and more
                         but less than $1 billion;
                         0.325% on assets of $1 billion and more but
                         less than $3 billion;
                         0.30% on assets of $3 billion and more but
                         less than $5 billion;
                         0.285% on assets of $5 billion and more but
                         less than $10 billion;
                         0.275% for assets of $10 billion and more
------------------------ --------------------------------------------- --------------------------------

Under the New  Agreement,  the advisory fee schedule for each GMCM Fund will not change.  As  set  forth  in  Proposal  2(B),  discussed  below,  the  GMCM  Fund shareholders are also requested to approve a proposed Subadvisory Agreement with
GMCM.  The  compensation  payable  to GMCM,  if  Proposal  2(B) is  approved  by shareholders  of the GMCM Funds,  will be paid by GMFCT out of the advisory fees
GMFCT receives from each GMCM Fund.  The GMCM Funds will not be responsible  for payments of subadvisory fees under the proposed  Subadvisory  Agreement to GMCM.
The amount of advisory fees that each GMCM Fund paid to GMCM for the last fiscal year ended October 31, 2006 is as follows:

------------------------------------ -------------------------------------------
Fund                                       Advisory Fees Paid to GMCM ($)
------------------------------------ -------------------------------------------
Gartmore Enhanced Income Fund                         $1,550,194

------------------------------------ -------------------------------------------
Gartmore Short Duration Bond Fund                      $275,801

------------------------------------ -------------------------------------------

     Continuance.  If shareholders  approve the New Agreement,  it will continue for [one] year from the date of its  effectiveness,  unless earlier  terminated.
The New  Agreement may be continued  from year to year  thereafter by a majority vote of the Board of Trustees or by a vote of a majority of  outstanding  shares of each GMCM Fund, provided that, in either case, the terms and the renewal have been  approved by the vote of a majority of the  Independent  Trustees,  cast in person,  at a meeting  called for the  purpose of voting on such  approval.  The
Original GMCM Agreement contains an identical provision.

     Termination. The Original GMCM Agreement provides that it may be terminated as to any GMCM Fund at any time, without the payment of any penalty by vote of a majority  of  the  Trustees  of  the  Trust  or by  vote  of a  majority  of the outstanding voting securities of a GMCM Fund, or the investment adviser, in each case, upon not less than 60 days written notice to the other party. The Original
GMCM  Agreement  also  provides  that  it  will  automatically  and  immediately terminate in the event of its assignment.  The New Agreement  contains identical provisions.

                        The Board of Trustees unanimously
               recommends that you vote to approve Proposal 2(A).

PROPOSAL  2(B) - APPROVAL OF NEW  SUBADVISORY  AGREEMENT BY AND AMONG NEW GMFCT,
GMCM, AND THE TRUST, ON BEHALF OF THE GMCM FUNDS

     The Board is also  recommending  that the  shareholders  of the GMCM  Funds approve the  proposed  GMCM  Subadvisory  Agreement  by and among the new GMFCT,
GMCM, and the Trust,  for the  management of the GMCM Funds,  which would become effective upon approval, or as soon as practicable  thereafter.  As set forth in
Proposal 2(A), discussed above, the GMCM Fund shareholders are also requested to approve a proposed  investment  advisory agreement (i.e., the New Agreement,  as defined in  Proposal  2(A)  above) with GMFCT.  The  proposed  GMCM  Subadvisory
Agreement  and  the  New  Agreement  together  will  not  increase  the  overall management  fees or expenses of the GMCM Funds,  or change the level,  nature or quality of services  provided to the GMCM  Funds.  Approval of Proposal  2(B) is contingent  upon approval of Proposal  2(A). If Proposal 2(A) is not approved by shareholders,  then Proposal 2(B) will not be approved regardless of the outcome of the shareholder vote on Proposal 2(B).

     A form of the GMCM  Subadvisory  Agreement is attached as Exhibit F to this
Proxy  Statement.  The  key  features  of the  GMCM  Subadvisory  Agreement  are described below.

Information about GMFCT and GMCM

     GMFCT is an investment  adviser that is registered with the SEC pursuant to the Advisers Act.  GMFCT  provides  investment  advisory  services to registered investment  companies only. GMFCT was organized in 1999 as an investment adviser for mutual funds. GMFCT is a wholly-owned subsidiary of NWD.

     GMCM was  organized  in 1983 as an Oregon  corporation  and is a registered investment adviser. GMCM focuses its investment management business on providing fixed income  management  services to  tax-qualified  retirement  plans,  mutual funds, collective investment trusts and separate investment accounts.

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of GMFCT and GMCM are included in Exhibit C.

Key Features of the GMCM Subadvisory Agreement

     Pursuant to the proposed GMCM Subadvisory Agreement,  GMCM will manage each
GMCM Fund's assets on a day to day basis, subject to GMFCT's overall supervisory responsibility  for the general  management  and  investment of each GMCM Fund's assets (assuming Proposal 2(A) is approved) and each GMCM portfolio manager, who currently manages each respective GMCM Fund, is expected to continue to do so.

     The GMCM  Subadvisory  Agreement was approved by the Trustees,  including a majority of the Independent  Trustees,  on January 11, 2007. The key features of the GMCM Subadvisory Agreement are described below.

     Subadvisory  Services.  GMCM, subject to the stated investment policies and restrictions  of the GMCM Funds as set forth in each GMCM Fund's  prospectus and statement of additional  information and upon  notification by the Trust, a GMCM
Fund, or GMFCT and otherwise  subject to GMFCT and the Board,  shall (i) monitor on a  continuous  basis the  performance  of each GMCM  Fund's  assets  and (ii)
conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of each GMCM Fund's assets.

     Subadvisory  Fees.  Pursuant  to the GMCM  Subadvisory  Agreement,  GMCM is
entitled to an annual fee for the management of each GMCM Fund. The  subadvisory fee schedule for each GMCM Fund under the GMCM  Subadvisory  Agreement is listed in Exhibit G. The compensation  payable to GMCM is paid by GMFCT. The GMCM Funds are not responsible for payment of any subadvisory fees to GMCM.

     Continuance.  If shareholders  approve the GMCM Subadvisory  Agreement,  it will continue for [one] year from the date of its effectiveness,  unless earlier terminated.  The GMCM  Subadvisory  Agreement may be continued from year to year thereafter  by a  majority  vote  of the  Board  of  Trustees  or by a vote of a majority of outstanding shares of each GMCM Fund, provided that, in either case, the terms and the  renewal  have been  approved by the vote of a majority of the
Independent  Trustees,  cast in person,  at a meeting  called for the purpose of voting on such approval.

     Termination.  The  GMCM  Subadvisory  Agreement  provides  that  it  may be terminated  as to any GMCM Fund at any time,  without the payment of any penalty by vote of a majority  of the  Trustees of the Trust or by vote of a majority of the outstanding  voting  securities of a GMCM Fund, or by GMCM or GMFCT, in each case,  upon not less than 60 days written  notice to the other  party.  The GMCM
Subadvisory  Agreement also provides that it will  automatically and immediately terminate in the event of its assignment.

                        The Board of Trustees unanimously
               recommends that you vote to approve Proposal 2(B).

   Approval of Proposal 2(B) is contingent upon approval of Proposal 2(A). If
 Proposal 2(A) is not approved by shareholders, then Proposal 2(B) will not be approved regardless of the outcome of the shareholder vote on Proposal 2(B).

PROPOSAL  3 -  APPROVAL  OF NEW  SUBADVISORY  AGREEMENT  BY AND AMONG NEW GMFCT,
NORTHPOINTE, AND THE TRUST, ON BEHALF OF THE NEW NORTHPOINTE FUNDS

     The Board of  Trustees is  recommending  that the  shareholders  of the New
NorthPointe Funds approve the proposed NorthPointe  Subadvisory Agreement by and among new GMFCT,  NorthPointe,  and the  Trust,  for the  management  of the New
NorthPointe  Funds,  which would become  effective upon approval,  or as soon as practicable thereafter.

     Approval  of  Proposal 3 is  contingent  upon  approval  of  Proposal 1. If
Proposal 1 is not approved by shareholders of the New  Northpointe  Funds,  then
Proposal 3 will not be approved  regardless  of the  outcome of the  shareholder vote on Proposal 3.

     A form of the NorthPointe Subadvisory Agreement is attached as Exhibit H to this Proxy Statement.  The key features of the NorthPointe Subadvisory Agreement are described below.

Information about GMFCT and NorthPointe

     GMFCT is an investment  adviser that is registered with the SEC pursuant to the Advisers Act.  GMFCT  provides  investment  advisory  services to registered investment  companies only. GMFCT was organized in 1999 as an investment adviser for mutual funds. GMFCT is a wholly-owned subsidiary of NWD.

     NorthPointe  is  a  domestic-equity  institutional  money  management  firm dedicated to serving the investment  needs of  institutions  and  high-net-worth individuals. NorthPointe was organized in 1999.

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of GMFCT and NorthPointe are included in Exhibit C.

Key Features of the NorthPointe Subadvisory Agreement.

     Pursuant to the proposed  NorthPointe  Subadvisory  Agreement,  NorthPointe will manage the New NorthPointe Funds' assets on a day to day basis,  subject to
GMFCT's  overall  supervisory  responsibility  for the  general  management  and investment of each New NorthPointe  Fund's assets.  GMFCT is the New NorthPointe
Funds' current investment adviser.

     The  NorthPointe  Subadvisory  Agreement  was  approved  by  the  Trustees, including a majority of the Independent  Trustees,  on January 11, 2007. The key
features of the NorthPointe Subadvisory Agreement are described below.

     Subadvisory  Services.  NorthPointe,   subject  to  the  stated  investment
policies and restrictions of the New NorthPointe  Funds as set forth in each New
NorthPointe  Fund's prospectus and statement of additional  information and upon notification  by the  Trust,  a New  NorthPointe  Fund,  or GMFCT and  otherwise subject to GMFCT and the Board,  shall (i)  monitor  on a  continuous  basis the performance of each New NorthPointe  Fund's assets and (ii) conduct a continuous program of investment,  evaluation and, if appropriate, sale and reinvestment of each New NorthPointe Fund's assets.

     Subadvisory  Fees.  Pursuant  to  the  NorthPointe  Subadvisory  Agreement,
NorthPointe  is  entitled  to an  annual  fee for  the  management  of each  New
NorthPointe  Fund. The subadvisory  fee schedule for each New  NorthPointe  Fund under  the  NorthPointe  Subadvisory  Agreement  is  listed  in  Exhibit  G. The compensation  payable to NorthPointe is paid by GMFCT. The New NorthPointe Funds are not responsible for payment of any subadvisory fees to NorthPointe.

     Continuance. If shareholders approve the NorthPointe Subadvisory Agreement, it will  continue  for  [one]  year from the date of its  effectiveness,  unless earlier terminated.  The NorthPointe Subadvisory Agreement may be continued from year to year thereafter by a majority vote of the Board of Trustees or by a vote of a majority of outstanding shares of each New NorthPointe Fund, provided that, in either case,  the terms and the renewal  have been  approved by the vote of a majority of the Independent  Trustees,  cast in person,  at a meeting called for the purpose of voting on such approval.

     Termination.  The NorthPointe Subadvisory Agreement provides that it may be terminated as to any New  NorthPointe  Fund at any time,  without the payment of any penalty by vote of a majority  of the  Trustees of the Trust or by vote of a majority of the outstanding  voting  securities of a New NorthPointe Fund, or by
NorthPointe or GMFCT, in each case, upon not less than 60 days written notice to the other party.  The  NorthPointe  Subadvisory  Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

                        The Board of Trustees unanimously
                recommends that you vote to approve Proposal 3.

      Approval of Proposal 3 is contingent upon approval of Proposal 1. If
 Proposal 1 is not approved by shareholders of the New Northpointe Funds, then
  Proposal 3 will not be approved regardless of the outcome of the shareholder vote on Proposal 3.

PROPOSAL  4 -  APPROVAL  OF AN AMENDED  SUBADVISORY  AGREEMENT  BY AND AMONG NEW
GMFCT, NORTHPOINTE, AND THE TRUST, ON BEHALF OF THE NORTHPOINTE FUNDS

     In  anticipation of NWD's eventual  divestiture of  NorthPointe,  GMFCT and
NorthPointe  are  seeking  your  approval  to  implement  a revised  subadvisory
arrangement  that  is  commonly  found  in  GMFCT's   unaffiliated   subadvisory
arrangements, whereby the subadviser,  NorthPointe, will receive a proportionate share of the investment  advisory fees the NorthPointe Funds pay to GMFCT. Under the current NorthPointe Subadvisory Agreement ("Original NorthPointe Subadvisory
Agreement") currently in effect, GMFCT pays NorthPointe 100% of the advisory fee
GMFCT receives from the Gartmore Value Opportunities Fund, NorthPointe Small Cap
Value Fund and NorthPointe Small Cap Growth Fund. Under the Amended  NorthPointe
Subadvisory Agreement,  GMFCT will pay NorthPointe a proportionate share that is more typical of an unaffiliated subadvisory fee.

     The  Board  of  Trustees  is  recommending  that  the  shareholders  of the
NorthPointe  Funds  approve the proposed  Amended  Subadvisory  Agreement by and among the new GMFCT,  NorthPointe,  and the  Trust,  for the  management  of the
NorthPointe  Funds,  which would become  effective upon approval,  or as soon as practicable thereafter.

     Approval  of  Proposal 4 is  contingent  upon  approval  of  Proposal 1. If
Proposal 1 is not  approved  by  shareholders  of the  Northpointe  Funds,  then
Proposal 4 will not be approved  regardless  of the  outcome of the  shareholder vote on Proposal 4.

     A form of Amended  Subadvisory  Agreement  is attached as Exhibit H to this
Proxy  Statement.  The key  features of the Amended  Subadvisory  Agreement  are described below.

Information about GMFCT and NorthPointe

     GMFCT is an investment  adviser that is registered with the SEC pursuant to the Advisers Act.  GMFCT  provides  investment  advisory  services to registered investment  companies only. GMFCT was organized in 1999 as an investment adviser for mutual funds. GMFCT is a wholly-owned subsidiary of NWD.

     NorthPointe  is  a  domestic-equity  institutional  money  management  firm dedicated to serving the investment  needs of  institutions  and  high-net-worth individuals. NorthPointe was organized in 1999.

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of GMFCT and NorthPointe are included in Exhibit C.

Key Features of the Amended Subadvisory Agreement

     Pursuant to the Amended Subadvisory Agreement, NorthPointe will continue to manage the NorthPointe  Funds' assets on a day to day basis,  subject to GMFCT's overall supervisory  responsibility for the general management and investment of each  NorthPointe  Fund's  assets and each  NorthPointe  portfolio  manager  who currently  manages  each  NorthPointe  Fund on  behalf of GMFCT is  expected  to continue to manage such Fund as a portfolio manager of NorthPointe. GMFCT is the
NorthPointe Funds' current investment adviser.

     The Amended Subadvisory Agreement was approved by the Trustees, including a majority of the Independent  Trustees,  on January 11, 2007. The key features of the Amended Subadvisory Agreement are described below.

     Subadvisory Services. Under the Original NorthPointe Subadvisory Agreement,
NorthPointe,  subject to the stated investment  policies and restrictions of the
NorthPointe  Funds  as set  forth  in each  NorthPointe  Fund's  prospectus  and statement  of  additional  information  and upon  notification  by the Trust,  a
NorthPointe Fund, or GMFCT and otherwise  subject to GMFCT and the Board,  shall
(i) monitor on a continuous  basis the  performance of each  NorthPointe  Fund's assets and (ii) conduct a continuous  program of investment,  evaluation and, if
appropriate,   sale  and  reinvestment  of  each   NorthPointe   Fund's  assets.
NorthPointe  will  perform  the same  services  under  the  Amended  Subadvisory
Agreement.

     Subadvisory   Fees.   Pursuant  to  the  Amended   Subadvisory   Agreement,
NorthPointe  is  entitled  to an  annual  fee for  each  NorthPointe  Fund.  The subadvisory fee schedule for each NorthPointe Fund under the Amended Subadvisory
Agreement is listed in Exhibit G. The  compensation  payable to  NorthPointe  is paid by GMFCT.  The  NorthPointe  Funds are not  responsible  for payment of any subadvisory  fees to  NorthPointe.  Similarly,  under the  Original  NorthPointe
Subadvisory Agreement, the compensation payable to NorthPointe is paid by GMFCT.
However,  unlike the Original  NorthPointe  Subadvisory  Agreement,  the Amended
Subadvisory Agreement provides for a proportionate share that is more typical of an unaffiliated subadvisory fee for GMFCT to pay NorthPointe. Under the Original
NorthPointe  Subadvisory  Agreement,  GMFCT paid 100% of the fees it received to
NorthPointe.  Note, however, that under the Amended Subadvisory  Agreement,  the total fees paid by each NorthPointe  Fund for advisory  services are the same as under the Original NorthPointe Subadvisory Agreement.

     Continuance.  If shareholders approve the Amended Subadvisory Agreement, it will continue for [one] year from the date of its effectiveness,  unless earlier terminated. The Amended Subadvisory Agreement may be continued from year to year thereafter  by a  majority  vote  of the  Board  of  Trustees  or by a vote of a majority of  outstanding  shares of each  NorthPointe  Fund,  provided  that, in either  case,  the terms and the  renewal  have been  approved  by the vote of a majority of the Independent  Trustees,  cast in person,  at a meeting called for the purpose of voting on such  approval.  The Original  NorthPointe  Subadvisory
Agreement contains an identical provision.

     Termination.  The Amended  Subadvisory  Agreement  provides  that it may be terminated as to any  NorthPointe  Fund at any time,  without the payment of any penalty  by vote of a  majority  of the  Trustees  of the  Trust or by vote of a majority of the  outstanding  voting  securities  of a  NorthPointe  Fund, or by
NorthPointe or GMFCT, in each case, upon not less than 60 days written notice to the other party.  The Amended  Subadvisory  Agreement also provides that it will automatically  and  immediately  terminate in the event of its  assignment.  The
Original NorthPointe Subadvisory Agreement contains an identical provision.

                        The Board of Trustees unanimously
                recommends that you vote to approve Proposal 4.

      Approval of Proposal 4 is contingent upon approval of Proposal 1. If
   Proposal 1 is not approved by shareholders of the Northpointe Funds, then
  Proposal 4 will not be approved regardless of the outcome of the shareholder vote on Proposal 4.

PROPOSAL 5 - APPROVAL OF NEW SUBADVISORY  AGREEMENT BY AND AMONG NEW GMFCT, NSA,
AND THE TRUST, ON BEHALF OF THE GROWTH LEADERS FUND

     The Board of Trustees is recommending  that the  shareholders of the Growth
Leaders Fund approve the proposed NSA Subadvisory Agreement by and among the new
GMFCT,  NSA, and the Trust, for the management of the Growth Leaders Fund, which would become effective upon approval, or as soon as practicable thereafter.

     Approval  of  Proposal 5 is  contingent  upon  approval  of  Proposal 1. If
Proposal 1 is not  approved  by  shareholders  of the  Growth Leaders Fund,  then
Proposal 5 will not be approved  regardless  of the  outcome of the  shareholder vote on Proposal 5.

     A form of the NSA  Subadvisory  Agreement  is attached as Exhibit I to this
Proxy Statement. The key features of the NSA Subadvisory Agreement are described below.

Information about GMFCT and NSA

     GMFCT is an investment  adviser that is registered with the SEC pursuant to the Advisers Act.  GMFCT  provides  investment  advisory  services to registered investment  companies only. GMFCT was organized in 1999 as an investment adviser for mutual funds. GMFCT is a wholly-owned subsidiary of NWD.

     NSA is a  U.S.  based  equity  and  fixed-income  investment  advisor  with approximately  $643 million in assets under  management.  NSA was created in May
2003 through the  acquisition  of Groupama Asset  Management by NWD  Investments
Group. NSA has a distinct  concentrated  investment  process that combines a top down and bottom up approach utilizing  fundamental and technical  analysis.  Its distinct  investment  approach is applied to a variety of products in the equity and fixed income asset classes.

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of GMFCT and NSA are included in Exhibit C.

Key Features of the NSA Subadvisory Agreement

     Pursuant to the proposed  NSA  Subadvisory  Agreement,  NSA will manage the
Growth Leaders Fund's assets on a day to day basis,  subject to GMFCT's  overall supervisory  responsibility  for the general  management  and  investment of the
Growth  Leaders  Fund's  assets.  GMFCT is the  Growth  Leaders  Fund's  current investment adviser.  The same portfolio manager who currently manages the Growth
Leaders  Fund on behalf of GMFCT is expected to continue to manage the Fund as a portfolio manager of NSA.

     The NSA  Subadvisory  Agreement was approved by the  Trustees,  including a majority of the Independent  Trustees,  on January 11, 2007. The key features of the NSA Subadvisory Agreement are described below.

     Subadvisory  Services.  NSA, subject to the stated investment  policies and restrictions  of the  Growth  Leaders  Fund as set forth in the  Growth  Leaders
Fund's prospectus and statement of additional  information and upon notification by the Trust,  the Growth Leaders Fund, or GMFCT and otherwise  subject to GMFCT and the Board,  shall (i) monitor on a continuous  basis the  performance of the
Growth Leader Fund's assets and (ii) conduct a continuous program of investment, evaluation  and, if  appropriate,  sale and  reinvestment  of the Growth Leaders
Fund's assets.

     Subadvisory  Fees.  Pursuant  to  the  NSA  Subadvisory  Agreement,  NSA is
entitled to an annual fee for the  management of the Growth  Leaders  Fund.  The subadvisory  fee schedule for the Growth Leaders Fund under the NSA  Subadvisory
Agreement  is listed in  Exhibit G. The  compensation  payable to NSA is paid by
GMFCT.  The Growth  Leaders Fund is not  responsible  for payment of subadvisory fees to NSA.

     Continuance. If shareholders approve the NSA Subadvisory Agreement, it will continue  for [one]  year  from the date of its  effectiveness,  unless  earlier terminated.  The NSA  Subadvisory  Agreement may be continued  from year to year thereafter  by a  majority  vote  of the  Board  of  Trustees  or by a vote of a majority of  outstanding  shares of the Growth  Leaders Fund,  provided that, in either  case,  the terms and the  renewal  have been  approved  by the vote of a majority of the Independent  Trustees,  cast in person,  at a meeting called for the purpose of voting on such approval.

     Termination.  The  NSA  Subadvisory  Agreement  provides  that  it  may  be terminated as to the Growth Leaders Fund at any time, without the payment of any penalty by vote of a majority  of the  Trustees of the Trust or by NSA or GMFCT, in each case, upon not less than 60 days written notice to the other party.  The
NSA  Subadvisory   Agreement  also  provides  that  it  will  automatically  and immediately terminate in the event of its assignment.

                        The Board of Trustees unanimously
                recommends that you vote to approve Proposal 5.

      Approval of Proposal 5 is contingent upon approval of Proposal 1. If
  Proposal 1 is not approved by shareholders of the Growth Leaders Fund, then
  Proposal 5 will not be approved regardless of the outcome of the shareholder vote on Proposal 5.

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS
TO THE TRUST

The Investment Advisers and Subadvisers

Currently, the Investment Advisers and Subadvisers for the Trust are as follows:

Funds Advised by Gartmore Mutual Fund Capital Trust                                 Subadviser, if any
----------------------------------------------------------------------------    ----------------------------
Gartmore Bond Fund, Gartmore Global Financial Services Fund, Gartmore            None
Global Health Sciences Fund, Gartmore Global Natural Resources Fund,
Gartmore Global Technology and Communications Fund, Gartmore Government
Bond Fund, Gartmore Growth Fund, Gartmore Hedged Core Equity Fund,
Gartmore Investor Destinations Growth Fund, Gartmore Investor
Destinations Conservative Fund, Gartmore Investor Destinations Moderate
Growth Fund, Gartmore Investor Destinations Moderate Fund, Gartmore
Investor Destinations Moderately Conservative Fund, Gartmore Market
Neutral Fund, Gartmore Micro Cap Equity Fund, Gartmore Mid Cap Growth
Fund, Gartmore Mid Cap Growth Leaders Fund, Gartmore Money Market Fund,
Gartmore Nationwide Leaders Fund, Gartmore Nationwide Fund, Gartmore
Optimal Allocations Fund: Growth, Gartmore Optimal Allocations Fund:
Moderate Growth, Gartmore Optimal Allocations Fund: Moderate, Gartmore
Optimal Allocations Fund: Specialty, Gartmore Optimal Allocations Fund:
Defensive, Gartmore Small Cap Fund, Gartmore Small Cap Core Fund,
Gartmore Small Cap Growth Opportunities Fund, Gartmore Small Cap Value
Fund, Gartmore Small Cap Leaders Fund, Gartmore Tax-Free Income Fund,
Gartmore U.S. Growth Leaders Fund, Gartmore U.S. Growth Leaders
Long-Short Fund

Gartmore Large Cap Value Fund, Gartmore Value Opportunities Fund,                NorthPointe Capital LLC
NorthPointe Small Cap Growth Fund, NorthPointe Small Cap Value Fund

Gartmore China Opportunities Fund, Gartmore Emerging Markets Fund,               Gartmore Global Partners(1)
Gartmore Global Utilities Fund, Gartmore International Growth Fund,
Gartmore Worldwide Leaders Fund

Gartmore Bond Index Fund, Gartmore International Index Fund, Gartmore Mid        BlackRock Investment
Cap Market Index Fund, Gartmore S&P 500 Index Fund, Gartmore Small Cap           Management, Inc. (1)
Index Fund

Funds Advised by Gartmore Morley Capital Management, Inc.                           Subadviser, if any
----------------------------------------------------------------------------    ---------------------------
Gartmore Enhanced Income Fund, Gartmore Short Duration Bond Fund                 None

(1)  These subadvisers are not affiliated entities of GMFCT or GMCM.

     GMFCT is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania
19428.  GMCM is located at 5665 Southwest  Meadows Road, Suite 400, Lake Oswego,
Oregon 97035.  BlackRock Investment  Management,  Inc. is located at 800 Scudder
Mills Road, Plainsboro,  New Jersey 08536. NorthPointe Capital LLC is located at
Columbia  Center One, 10th Floor,  Suite 1000,  201 West Big Beaver Road,  Troy,
Michigan  48084.  Gartmore  Global  Partners  is located at 8  Fenchurch  Place,
London, England, United Kingdom.

     GMFCT is and will remain an indirect  subsidiary of Nationwide  Corporation
("NWC").  GMFCT  is a  wholly-owned  subsidiary  of  NWD.  Currently,  NWD is an indirect,  wholly-owned  subsidiary  of NWD  Management  & Research  Trust ("NWD
M&R"),  which is a  wholly-owned  subsidiary of NWC. NWD is owned and controlled though NWC by Nationwide Mutual.  Nationwide Financial,  which will acquire NWD, is also a  subsidiary  of NWC but  not  wholly-owned,  with  the  public  owning approximately  100% of  Nationwide  Financial's  Class A shares  and NWC  owning approximately 100% of Nationwide  Financial's Class B shares. Thus, NWC controls approximately 60% of the outstanding voting shares of Nationwide Financial.  The address for GMFCT is referenced  above.  The address for NWD M&R and NWD is 1200
River Road, Suite 1000, Conshohocken, Pennsylvania 19428. Nationwide Financial's
address is One Nationwide Plaza, Columbus, Ohio 43215.

     NWC's  common stock is held by  Nationwide  Mutual  (95.2%) and  Nationwide
Mutual Fire Insurance  Company  ("Nationwide  Fire") (4.8%),  each of which is a mutual  company owned by its respective  policyholders.  The address for each of
NWC,  Nationwide Mutual and Nationwide Fire is One Nationwide  Plaza,  Columbus,
Ohio 43215.

     GMCM, the current  investment  adviser and proposed  subadviser to the GMCM
Funds, is currently a wholly-owned subsidiary of Morley Financial Services, Inc.
("MFS"). MFS is a wholly-owned  subsidiary of Nationwide Asset Management,  Inc.
("NAMI"),  a Delaware  holding  company.  NAMI is a  wholly-owned  subsidiary of
GSACT,  which is an  investment  adviser and is  wholly-owned  by NWD. NWD is an indirect, wholly-owned subsidiary of NWD M&R, which is a wholly-owned subsidiary of NWC.  Nationwide Mutual has informed the Board that the  institutional  asset management  business of NWD,  which  includes  GMCM,  will  continue to remain a subsidiary  of NWD M&R for the  present  time,  although  Nationwide  Mutual  is seeking a buyer  for GMCM and NWD's  other  institutional  investment  advisers, including  NorthPointe  and NSA. The address for GMCM,  NWD, NWR M&R, and NWC is referenced above. The address for MFS is 5665 Southwest Meadows Road, Suite 400,
Lake Oswego,  Oregon 97035. The address for NAMI is 1200 River Road, Suite 1000,
Conshohocken,  Pennsylvania 19428. The address for GSA is 1200 River Road, Suite
1000, Conshohocken, Pennsylvania 19428.

     NorthPointe,  the current  subadviser for the NorthPointe Funds in addition to the proposed  subadviser for the New NorthPointe  Funds, is a  majority-owned indirect subsidiary of NWD. NWD is an indirect,  wholly-owned  subsidiary of NWD
M&R,  which  is a  wholly-owned  subsidiary  of  NWC.  The  institutional  asset management business of NWD, which includes NorthPointe,  will continue to remain a  subsidiary  of NWD  M&R.  The  address  for  NorthPointe,  NWD,  NWD  M&R are referenced above.

     NSA, the proposed subadviser to the Growth Leaders Fund, is a subsidiary of
NAMI, a Delaware  holding  company.  NAMI is a  wholly-owned  subsidiary of GSA, which is an investment adviser and is a wholly-owned by NWD. NWD is an indirect, wholly-owned  subsidiary of NWD M&R, which is a wholly-owned  subsidiary of NWC.
The  institutional  asset  management  business of NWD, which includes NSA, will continue to remain a subsidiary of NWD M&R. NSA is located at 94 North Broadway,
Irvington,  New York  10533.  The address for NAMI,  NWD,  NWD M&R,  and NWC are referenced above.

     The  following  table lists the amounts of  brokerage  commissions  paid to affiliated brokers for the fiscal year ended October 31, 2006:

------------------ --------------------------------------- ------------------
Fund               Broker                                  Commission
------------------ --------------------------------------- ------------------
                   [insert list if applicable]
------------------ --------------------------------------- ------------------

     During the year ended  October 31,  2006,  commissions  paid by the [INSERT
FUND] to [INSERT BROKER] represented [xx]% of aggregate  commissions paid by the
Fund.

Fund Administrator and Transfer Agent

     GSACT,  one  of  NWD's  registered  investment  advisers  to  institutional accounts,  also provides various  administrative and accounting  services to the
Funds,  including  daily  valuation  of the  Funds'  shares and  preparation  of financial statements,  tax returns and regulatory reports. GISI currently serves as the  transfer  agent for each of the Funds.  Prior to any sale of GSACT to an unaffiliated  company,  Nationwide  Mutual has stated its intent to recommend to the Board  that  responsibility  for  provision  of GSACT's  administrative  and accounting  services to the Funds, and the personnel who provide these services, be transferred to GISI. Following such transfer,  if approved by the Board, GISI will serve as fund administrator and transfer agent following the Transaction.

     Sub-Administrator  and Sub-Transfer Agent. GSA and GISI have entered into a
Sub-Administration  Agreement and a Sub-Transfer Agent Agreement with BISYS Fund
Services Ohio, Inc.  ("BISYS"),  effective September 1, 1999, to provide certain fund  administration and transfer agency services for each of the Funds. GSA and
GISI are both located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania
19428.

Distributor

     Gartmore Distribution Services, Inc. ("GDSI"),  located at 1200 River Road,
Suite 1000,  Conshohocken,  Pennsylvania  19428,  serves as the Funds' principal underwriter.  In its capacity as principal  underwriter,  GDSI receives purchase orders and redemption requests relating to shares of each of the Funds. As such,
GDSI is entitled to any front-end  sales charges or  contingent  deferred  sales charge imposed on purchases or sales of shares of the Funds.  GDSI also receives fees from the Funds under a  Distribution  Plan adopted  under Rule 12b-1 of the
1940 Act in  connection  with the sale and  distribution  of the Funds' Class A,
Class B, Class C, Class R, Class X, Class Y, Local Fund,  Service Class, and IRA
Class shares.

Custodian

     JPMorgan  Chase Bank,  270 Park Avenue,  New York,  New York 10017,  is the
custodian for the Funds and makes all receipts and disbursements under a Custody
Agreement with the Trust.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS

Principal Shareholders

     From time to time,  the number of shares held in "street name"  accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares  outstanding.  As of the Record Date, to the Trust's knowledge,  no other person, other than those listed on Exhibit J to this Proxy Statement,  had or shared voting or investment power over more than 5% of the outstanding shares of any class of any Fund.

     [As of February  [xx],  2007,  the  Executive  Officers and Trustees of the
Trust as a group owned less than 1% of the outstanding  shares of any class of a
Fund.]

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     Solicitation of Proxies. Nationwide Financial will pay 100% of all costs in connection with the  solicitation  of proxies from  shareholders of the Trust as well as a concurrent proxy  solicitation  involving  Gartmore Variable Insurance
Trust, including the fees of a proxy solicitation firm, up to $1 million and 50%
of all costs in excess of $1 million  with NWC bearing the other 50%.  The Trust has engaged [insert name of proxy solicitor],  a professional proxy solicitation firm, to solicit proxies from brokers,  banks, other institutional  holders, and individual  shareholders at an estimated cost of  approximately  [xx]. The Trust expects that the  solicitation  will be primarily by mail,  but also may include telephone, facsimile, electronic, or other means of communications. If the Trust does not receive your proxy by a certain time,  you may receive a telephone call from [insert name of  solicitor]  asking you to vote.  Proxies that are obtained telephonically  will be recorded in  accordance  with the  procedures  described below.  [insert name of solicitor] believes that these procedures are reasonably designed to ensure that both the  identity of the  shareholder  casting the vote and the voting  instructions of the shareholder are accurately  determined.  The
Trust does not reimburse Trustees and officers of the Trust or regular employees and agents of GMFCT involved in the solicitation of proxies.

     In all cases where a  telephonic  proxy is  solicited,  the [insert name of solicitor]  representative is required to ask for each  shareholder's  full name and address, or the zip code or employer  identification  number, and to confirm that the  shareholder  has  received  the proxy  materials  in the mail.  If the shareholder  is a corporation  or other  entity,  the [insert name of solicitor]
representative  is required to ask for the person's title and confirmation  that the person is authorized to direct the voting of the shares.  If the information solicited  agrees with the  information  provided to [insert name of solicitor], then the [insert name of solicitor]  representative  has the  responsibility  to explain the process,  read the Proposal(s) listed on the proxy card(s),  and ask for the shareholder's instructions on the Proposal(s). Although the [insert name of solicitor] representative is permitted to answer questions about the process, he or she is not permitted to recommend to the  shareholder  how to vote,  other than reading any recommendation set forth in this Proxy Statement.  [Insert name of solicitor] will record the shareholder's  instructions on the card. Within 72 hours,  the shareholder  will be sent a letter or mailgram to confirm his or her vote and asking the  shareholder to call [insert name of solicitor]  immediately if his or her instructions are not correctly reflected in the confirmation.

     Voting by  Broker-Dealers.  The Trust  expects  that,  before the  Meeting, broker-dealer  firms  holding  shares  of the Trust in  "street  name" for their customers and  beneficial  owners will request  voting  instructions  from their customers and beneficial  owners. If these  instructions are not received by the
date  specified  in  the  broker-dealer   firms'  or  such  depositories'  proxy
solicitation  materials,  the Trust understands that the broker-dealers may vote on  Proposals  on behalf  of their  customers  and  beneficial  owners.  Certain broker-dealers may exercise  discretion over shares held in their name for which no  instructions  are received by voting these shares in the same  proportion as they vote shares for which they received instructions.

     Quorum.  With respect to the action to be taken by the  shareholders of the
Funds on the matters  described in this Proxy Statement,  the presence in person or by proxy of  shareholders  entitled  to cast a majority of the shares of each
Fund on the Proposals at the Meeting  shall  constitute a quorum for purposes of voting upon such Proposals at the Meeting.  Abstentions and "broker  non-votes,"
as  described  below,  shall  be  treated  as  votes  present  for  purposes  of determining  whether a quorum exists.  Because the shareholders of each Fund are voting separately on each Proposal, the presence of a quorum at the meeting will be determined on a fund-by-fund basis.

     As used above,  "broker  non-votes"  are shares for which a broker  holding such  shares  for a  beneficial  owner has not  received  instructions  from the beneficial  owner and may not exercise  discretionary  voting power with respect thereto,  although  such  broker may have been able to vote such shares on other matters at the Meeting for which it has discretionary  authority or instructions from the beneficial owner.

     Methods of  Tabulation.  With respect to each Fund,  each  Proposal must be approved by a "majority of outstanding voting securities" as defined in the 1940
Act,  which  means  the  lesser  of the  vote of (i)  67% or more of the  voting securities  of the Fund that are present at a meeting  called for the purpose of
voting  on  such  approval  or   represented  by  proxy  if  holders  of  shares
representing more than 50% of the outstanding  voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

     Adjournment.  If a quorum is not present at the Meeting for the  Proposals, or if a quorum is present but sufficient votes to approve such Proposals are not received,  then the persons  named as proxies may vote to approve the  Proposals for which  sufficient  votes  have been  received  and may  propose  one or more adjournments  of the Meeting to permit further  solicitation  of proxies for the
Proposals for which sufficient votes have NOT been received;  provided, that the persons  named as proxies  determine  that such an  adjournment  and  additional solicitation is reasonable and in the interest of shareholders.

     Shareholder  Proposals.  The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for  consideration  for inclusion in the Trust's proxy  statement for the next meeting of shareholders  should send his or her written proposal to the
Trust's  offices at 1200 River  Road,  Suite  1000,  Conshohocken,  Pennsylvania
19428,  so that it is  received  within a  reasonable  time in  advance  of such meeting in order to be included in the Trust's  proxy  statement  and proxy card relating to that meeting and presented at the meeting.  A  shareholder  proposal may be presented at a meeting of shareholders  only if such proposal  concerns a matter that may be properly brought before the meeting under applicable  federal proxy rules, state law, and other governing instruments.

     Submission  of a proposal  by a  shareholder  does not  guarantee  that the proposal  will be included in the Trust's  proxy  statement  or presented at the meeting.

     No  business  other than the matter  described  above is  expected  to come before the Meeting, but should any other matter requiring a vote of shareholders arise,  including  any questions as to an  adjournment  or  postponement  of the
Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                             By Order of the Board of Trustees,

                                             /s/ Eric E. Miller
                                             Eric E. Miller, Secretary

                                             February [xx], 2007

                                                                       EXHIBIT A

                   SHARE INFORMATION AS OF FEBRUARY [2], 2007

[INSERT CHART BY TOTAL AND CLASS]

------------------------------------------------------------ ----------------------------------------------
                           Fund                                      Number of Shares Outstanding
------------------------------------------------------------ ----------------------------------------------
Gartmore Nationwide Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Growth Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Value Opportunities Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Mid Cap Growth Leaders

------------------------------------------------------------ ----------------------------------------------
Gartmore Global Technology and Communications Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Global Health Sciences Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore U.S. Growth Leaders Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Nationwide Leaders Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Micro Cap Equity Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Mid Cap Growth Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Small Cap Leaders Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore U.S. Growth Leaders Long-Short Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore China Opportunities Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Global Natural Resources Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Optimal Allocations Fund: Growth

------------------------------------------------------------ ----------------------------------------------
Gartmore Optimal  Allocations Fund: Moderate Growth

------------------------------------------------------------ ----------------------------------------------
Gartmore Optimal Allocations Fund: Moderate

------------------------------------------------------------ ----------------------------------------------
Gartmore Optimal Allocations Fund: Specialty

------------------------------------------------------------ ----------------------------------------------
Gartmore Optimal Allocations Fund: Defensive

------------------------------------------------------------ ----------------------------------------------
NorthPointe Small Cap Value Fund

------------------------------------------------------------ ----------------------------------------------
NorthPointe Small Cap Growth Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Bond Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Tax-Free Income Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Government Bond Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Money Market Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore S&P 500 Index Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Small Cap Index Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Mid Cap Market Index Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore International Index Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Bond Index Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Large Cap Value Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Small Cap Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Investor Destinations Growth Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Investor Destinations Moderate Growth Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Investor Destinations Moderate Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Investor Destinations Moderately Conservative Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Investor Destinations Conservative Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Hedged Core Equity Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Small Cap Growth Opportunities Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Small Cap Value Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Small Cap Core Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Market Neutral Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Emerging Markets Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore International Growth Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Worldwide Leaders Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Global Financial Services Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Global Utilities Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Enhanced Income Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore Short Duration Bond Fund

------------------------------------------------------------ ----------------------------------------------

                                                                       EXHIBIT B

    FORM OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND NEW GMFCT

                          INVESTMENT ADVISORY AGREEMENT

     THIS  AGREEMENT is made and entered into as of the 1st day of May,  2007 by and between GARTMORE MUTUAL FUNDS (the "Trust"), a Delaware statutory trust, and
GARTMORE MUTUAL FUND CAPITAL TRUST (the "Adviser"),  a Delaware  statutory trust registered under the Investment  Advisers Act of 1940, as amended (the "Advisers
Act").

                                   WITNESSETH:

     WHEREAS,   the  Trust  is  registered  with  the  Securities  and  Exchange
Commission (the "SEC") as an open-end  management  investment  company under the
Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS,  the Trust  desires  to retain  the  Adviser  to  furnish  certain investment  advisory services,  as described herein,  with respect to certain of the series of the Trust,  all as now are or may be hereafter listed on Exhibit A to this Agreement (each, a "Fund"); and

     WHEREAS,  the Adviser  represents  that it is willing and  possesses  legal authority to render such services  subject to the terms and conditions set forth in this Agreement,

     NOW, THEREFORE,  the Trust and the Adviser do mutually agree and promise as follows:

     1. Appointment as Adviser.  The Trust hereby appoints the Adviser to act as investment adviser to each Fund subject to the terms and conditions set forth in this  Agreement.  The Adviser  hereby  accepts  such  appointment  and agrees to furnish the services hereinafter  described for the compensation provided for in this Agreement.

     2. Duties of Adviser.

          (a) Investment Management Services.  (1) Subject to the supervision of the Trust's Board of Trustees (and except as otherwise  permitted under the terms of any exemptive  relief  obtained by the Adviser from the Securities and  Exchange  Commission,  or by rule or  regulation),  the  Adviser  will provide,  or arrange for the provision of, a continuous  investment program and  overall  investment  strategies  for each Fund,  including  investment research and management  with respect to all securities and investments and cash  equivalents in each Fund. The Adviser will determine,  or arrange for
     others  to  determine,   from  time  to  time  what  securities  and  other
     investments  will be  purchased,  retained  or sold by each  Fund  and will implement, or arrange for others to implement,  such determinations through the  placement,  in the name of a Fund,  of  orders  for the  execution  of portfolio transactions with or through such brokers or dealers as may be so selected.  The Adviser will  provide,  or arrange for the provision of, the services  under this  Agreement in  accordance  with the stated  investment policies and  restrictions of each Fund as set forth in that Fund's current prospectus  and statement of additional  information as currently in effect and as supplemented or amended from time to time (collectively  referred to hereinafter  as the  "Prospectus")  and  subject to the  directions  of the
     Trust's Board of Trustees.

     (2) Subject to the  provisions  of this  Agreement and the 1940 Act and any exemptions  thereto,  the Adviser is authorized to appoint one or more qualified subadvisers  (each a  "Subadviser")  to provide each Fund with certain  services
required  by  this  Agreement.   Each  Subadviser  shall  have  such  investment
discretion and shall make all determinations with respect to the investment of a
Fund's  assets as shall be  assigned to that  Subadviser  by the Adviser and the purchase and sale of portfolio securities with respect to those assets and shall take such steps as may be  necessary  to implement  its  decisions.  The Adviser shall not be responsible or liable for the investment  merits of any decision by a Subadviser to purchase, hold, or sell a security for a Fund.

     (3) Subject to the supervision  and direction of the Trustees,  the Adviser shall (i) have overall supervisory responsibility for the general management and investment of a Fund's assets; (ii) determine the allocation of assets among the
Subadvisers,  if any;  and (iii)  have full  investment  discretion  to make all determinations  with  respect to the  investment  of Fund  assets not  otherwise assigned to a Subadviser.

     (4) The Adviser  shall  research  and  evaluate  each  Subadviser,  if any, including (i) performing  initial due diligence on prospective  Subadvisers  and monitoring each Subadviser's ongoing performance; (ii) communicating performance expectations and evaluations to the Subadvisers;  and (iii)  recommending to the
Trust's Board of Trustees  whether a  Subadviser's  contract  should be renewed, modified or terminated. The Adviser shall also recommend changes or additions to the Subadvisers and shall compensate the Subadvisers.

     (5) The  Adviser  shall  provide  to the  Trust's  Board of  Trustees  such periodic  reports  concerning a Fund's  business and investments as the Board of
Trustees shall reasonably request.

          (b) Compliance with Applicable  Laws and Governing  Documents.  In the performance of its duties and obligations under this Agreement, the Adviser shall act in  conformity  with the Trust's  Agreement  and  Declaration  of
     Trust, as from time to time amended and/or restated,  and By-Laws,  as from time to time  amended  and/or  restated,  and the  Prospectus  and with the instructions  and  directions  received  from the Trustees of the Trust and will  conform  to and comply  with the  requirements  of the 1940 Act,  the
     Internal  Revenue  Code of 1986,  as amended (the  "Code")  (including  the requirements for qualification as a regulated  investment  company) and all other applicable federal and state laws and regulations.

          The Adviser  acknowledges  and agrees that subject to the  supervision and  directions  of the  Trust's  Board of  Trustees,  it  shall be  solely responsible  for  compliance  with all  disclosure  requirements  under all applicable federal and state laws and regulations  relating to the Trust or a Fund,  including,  without  limitation,  the 1940 Act,  and the rules and regulations thereunder, except that each Subadviser shall have liability in connection with information furnished by the Subadviser to a Fund or to the
     Adviser.

          (c)  Consistent  Standards.  It is  recognized  that the Adviser  will perform  various  investment  management  and  administrative  services for entities other than the Trust and the Funds;  in connection  with providing such  services,  the Adviser  agrees to exercise the same skill and care in performing its services  under this  Agreement as the Adviser  exercises in performing  similar  services with respect to the other fiduciary  accounts for which the Adviser has investment responsibilities.

          (d) Brokerage.  The Adviser is authorized,  subject to the supervision of the Trust's Board of Trustees, (1) to establish and maintain accounts on behalf of each Fund with,  and to place orders for the purchase and sale of assets not  allocated  to a  Subadviser,  with or  through,  such  persons, brokers  or dealers  ("brokers")  as the  Adviser  may  select;  and (2) to negotiate commissions to be paid on such transactions.  In the selection of such  brokers and the  placing of such  orders,  the Adviser  shall seek to obtain for a Fund the most favorable price and execution available,  except to the  extent  the  Adviser  may be  permitted  to  pay  higher  brokerage commissions  for brokerage and research  services,  as provided  below.  In using its reasonable  efforts to obtain for a Fund the most favorable price and  execution  available,  the  Adviser,  bearing in mind the Fund's  best interests  at all times,  shall  consider  all  factors it deems  relevant, including price, the size of the transaction,  the nature of the market for the  security,  the  amount of the  commission,  if any,  the timing of the transaction,  market  prices and trends,  the  reputation,  experience  and financial  stability  of the broker  involved,  and the  quality of service rendered by the broker in other  transactions.  Subject to such policies as the Trustees may  determine,  the Adviser shall not be deemed to have acted unlawfully  or to have  breached  any duty  created  by this  Agreement  or otherwise solely by reason of its having caused a Fund to pay a broker that provides  brokerage  and research  services  (within the meaning of Section
     28(e) of the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a Fund investment transaction that is in excess of the amount of commission  that another  broker would have charged for effecting that transaction,  if, but only if, the Adviser determines in good faith that such  commission was reasonable in relation to the value of the  brokerage  and  research  services  provided by such broker or dealer, viewed  in terms of  either  that  particular  transaction  or the  overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

     It is recognized  that the services  provided by such brokers may be useful to the Adviser in connection with the Adviser's  services to other clients.
     On occasions  when the Adviser  deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Adviser, the Adviser,  to the extent  permitted by applicable laws and  regulations, may, but shall be under no obligation  to,  aggregate the  securities to be sold or  purchased  in order to obtain  the most  favorable  price or lower brokerage commissions and efficient execution. In such event, allocation of securities  so sold or purchased,  as well as the expenses  incurred in the transaction,  will  be  made  by the  Adviser  in the  manner  the  Adviser considers  to be the most  equitable  and  consistent  with  its  fiduciary obligations to each Fund and to such other clients.

          (e) Securities Transactions.  The Adviser will not purchase securities or other  instruments  from or sell  securities or other  instruments  to a
     Fund;  provided,  however,  the Adviser may  purchase  securities  or other instruments from or sell securities or other  instruments to a Fund if such
     transaction  is  permissible   under   applicable  laws  and   regulations,
     including, without limitation, the 1940 Act, the Advisers Act and the rules and regulations promulgated thereunder or any exemption therefrom.

The Adviser  agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Trust's Code of Ethics, as the same may be amended from time to time.

          (f) Books and Records.  In accordance  with the 1940 Act and the rules and regulations promulgated thereunder, the Adviser shall maintain separate books and detailed  records of all matters  pertaining to the Funds and the
     Trust (the "Fund's Books and Records"),  including,  without limitation,  a daily ledger of such assets and liabilities  relating thereto and brokerage and other records of all securities transactions.  The Adviser acknowledges that the Fund's Books and Records are  property of the Trust.  In addition, the Fund's  Books and Records  shall be  available to the Trust at any time upon request and shall be available  for  telecopying  without delay to the
     Trust during any day that the Funds are open for business.

     3. Expenses.  During the term of this  Agreement,  the Adviser will pay all expenses  incurred by it in connection with its activities  under this Agreement other than the cost of securities,  commodities and other investments (including brokerage  commissions and other  transaction  charges,  if any) purchased for a
Fund. The Adviser shall,  at its sole expense,  employ or associate  itself with such  persons  as it  believes  to be  particularly  fitted  to assist it in the execution of its duties under this  Agreement.  The Adviser shall be responsible for the expenses and costs for the officers of the Trust and the Trustees of the
Trust who are "interested persons" (as defined in the 1940 Act) of the Adviser.

     It is  understood  that  the  Trust  will  pay  all  of its  own  expenses, including,  without limitation, (1) all charges and expenses of any custodian or depository  appointed by the Trust for the  safekeeping of its cash,  securities and  other  assets,  (2) all  charges  and  expenses  paid  to an  administrator appointed by the Trust to provide administrative or compliance services, (3) the charges and  expenses of any  transfer  agents and  registrars  appointed by the
Trust, (4) the charges and expenses of independent  certified public accountants and of general ledger accounting and internal  reporting services for the Trust,
(5) the charges and expenses of dividend and capital gain distributions, (6) the compensation  and  expenses  of  Trustees  of the Trust who are not  "interested persons" of the Adviser, (7) brokerage  commissions and issue and transfer taxes chargeable to the Trust in connection with securities  transactions to which the
Trust is a party, (8) all taxes and fees payable by the Trust to Federal,  State or other governmental agencies, (9) the cost of stock certificates  representing shares of the Trust, (10) all expenses of shareholders'  and Trustees'  meetings and  of  preparing,  printing  and  distributing  prospectuses  and  reports  to shareholders,  (11)  charges  and  expenses  of legal  counsel  for the Trust in
connection  with  legal  matters  relating  to  the  Trust,   including  without
limitation,  legal services  rendered in connection with the Trust's  existence, financial  structure and relations  with its  shareholders,  (12)  insurance and bonding  premiums,  (13)  association  membership dues, (14) bookkeeping and the costs of  calculating  the net asset value of shares of the Trust's  Funds,  and
(15) expenses  relating to the issuance,  registration and  qualification of the
Trust's shares.

     4.  Compensation.  For the services  provided and the expenses assumed with respect to a Fund  pursuant to this  Agreement,  the Adviser will be entitled to the fee listed for each Fund on Exhibit A. Such fees will be computed  daily and payable monthly at an annual rate based on a Fund's average daily net assets.

     The method of determining net assets of a Fund for purposes hereof shall be the same as the method of  determining  net assets for purposes of  establishing the  offering  and  redemption  price of the Shares as  described in each Fund's
Prospectus.  If this Agreement shall be effective for only a portion of a month, the  aforesaid  fee shall be prorated for the portion of such month during which this Agreement is in effect.

     Notwithstanding any other provision of this Agreement, the Adviser may from time to time agree not to impose all or a portion of its fee  otherwise  payable hereunder (in advance of the time such fee or portion  thereof  would  otherwise accrue).  Any such fee reduction may be  discontinued or modified by the Adviser at any time.

     5.  Representations  and Warranties of Adviser.  The Adviser represents and warrants to the Trust as follows:

     (a)  The Adviser is registered as an investment  adviser under the Advisers
          Act;

     (b)  The Adviser is a statutory trust duly organized,  validly existing and in good  standing  under  the laws of the State of  Delaware  with the power to own and possess its assets and carry on its business as it is now being conducted;

     (c)  The  execution,  delivery  and  performance  by the  Adviser  of  this
          Agreement  are  within  the  Adviser's   powers  and  have  been  duly
          authorized  by all  necessary  action on the part of its  shareholders and/or  trustees,  and no action by or in respect of, or filing  with, any governmental  body,  agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution,  delivery and performance by the
          Adviser of this  Agreement do not  contravene  or constitute a default under (i) any provision of applicable  law, rule or  regulation,  (ii)
          the Adviser's governing instruments, or (iii) any agreement, judgment, injunction,  order,  decree  or  other  instrument  binding  upon  the
          Adviser;

     (d)  The  Form  ADV of the  Adviser  provided  to the  Trust  is a true and complete  copy of the form,  including  that part or parts of the Form
          ADV filed with the SEC,  that part or parts  maintained in the records of the  Adviser,  and/or  that part or parts  provided  or  offered to clients,  in each case as required  under the  Advisers  Act and rules thereunder, and the information contained in such Form ADV is accurate and complete in all  material  respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     6. Survival of Representations and Warranties;  Duty to Update Information.
All  representations  and warranties  made by the Adviser  pursuant to Section 5 shall survive for the duration of this  Agreement  and the parties  hereto shall promptly  notify  each  other in  writing  upon  becoming  aware that any of the foregoing representations and warranties are no longer true.

     7. Liability and Indemnification.

          (a)  Liability.  In the absence of willful  misfeasance,  bad faith or gross negligence on the part of the Adviser or a reckless  disregard of its duties  hereunder,  the Adviser  shall not be subject to any liability to a
     Fund or the Trust,  for any act or  omission  in the case of, or  connected with,  rendering services hereunder or for any losses that may be sustained in the purchase,  holding or sale of Fund assets;  provided,  however, that nothing herein shall relieve the Adviser from any of its obligations  under applicable  law,  including,  without  limitation,  the  federal  and state securities laws.

          (b)  Indemnification.  The Adviser  shall  indemnify the Trust and its officers and trustees, for any liability and expenses,  including attorneys fees,  which  may  be  sustained  as a  result  of  the  Adviser's  willful misfeasance, bad faith, gross negligence,  reckless disregard of its duties hereunder or violation of applicable law,  including,  without  limitation, the federal and state securities laws.

     8. Duration and Termination.

          (a) Duration. Unless sooner terminated,  this Agreement shall continue until  May 1, 2008  with  respect  to any Fund  covered  by this  Agreement initially and for any Fund subsequently added to this Agreement, an initial period of no more than two years that terminates on the second May 1st that occurs  following the effective date of this Agreement with respect to such
     Fund, and thereafter  shall continue  automatically  for successive  annual periods with respect to each of the Funds;  provided that such  continuance is specifically approved at least annually by the Trust's Board of Trustees or the vote of the lesser of (a) 67% of the shares of a Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are  present in person or by proxy or (b) more than 50% of the  outstanding shares of the Fund;  provided  further that in either event its continuance also  is  approved  by a  majority  of the  Trust's  Trustees  who  are not
     "interested  persons"  (as  defined  in the 1940  Act) of any party to this
     Agreement,  by vote cast in person at a meeting  called for the  purpose of voting on such approval.

          (b)  Termination.  Notwithstanding  whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty by vote of a majority of the Trust's Board of Trustees,  or, with respect to a Fund,  by "vote of a majority of the  outstanding  voting securities"  (as defined in the 1940 Act) of that Fund,  or by the Adviser, in each case,  upon not less than sixty  (60) days'  written  notice to the other party.

     This  Agreement  shall not be assigned (as such term is defined in the 1940
Act) and shall terminate automatically in the event of its assignment.

     9. Services Not Exclusive.  The services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.  It is  understood  that the  action  taken by the  Adviser  under this
Agreement  may differ  from the  advice  given or the timing or nature of action taken with respect to other clients of the Adviser,  and that a transaction in a specific  security may not be accomplished for all clients of the Adviser at the same time or at the same price.

     10.  Amendment.  This  Agreement  may be amended  by mutual  consent of the parties,  provided that the terms of each such amendment shall be in writing and approved  by the  Trust's  Board of  trustees  or by a vote of a majority of the outstanding voting securities of a Fund (as required by the 1940 Act).

     11. Confidentiality.  Subject to the duties of the Adviser and the Trust to comply with  applicable  law,  including any demand of any  regulatory or taxing authority  having  jurisdiction,  the parties hereto shall treat as confidential all  information  pertaining  to a Fund and the  Trust  and the  actions  of the
Adviser and the Funds in respect thereof.

     12. Notice.  Any notice that is required to be given by the parties to each other  under the terms of this  Agreement  shall be in  writing,  delivered,  or
mailed   postpaid  to  the  other  party,   or  transmitted  by  facsimile  with
acknowledgment  of  receipt,  to the  parties  at  the  following  addresses  or facsimile  numbers,  which may from time to time be  changed  by the  parties by notice to the other party:

     (a)  If to the Adviser:

          Gartmore Mutual Fund Capital Trust
          1200 River Road
          Conshohocken, Pennsylvania 19428
          Attention: Legal Department.
          Facsimile: (484) 530-1323

     (b)  If to the Trust:

          Gartmore Mutual Funds
          1200 River Road
          Conshohocken, Pennsylvania 19428
          Attention: Legal Department.
          Facsimile: (484) 530-1323

     13.  Jurisdiction.  This Agreement shall be governed by and construed to be in accordance with substantive  laws of the State of Delaware without  reference to choice of law principles  thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

     14.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts,  each of which shall be deemed an original, and all of which shall together constitute one and the same instrument.

     15. Certain  Definitions.  For the purposes of this Agreement,  "interested person," "affiliated person,"  "assignment" shall have their respective meanings as set forth in the 1940 Act,  subject,  however,  to such  exemptions as may be granted by the SEC.

     16. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     17. Severability.  If any provision of this Agreement shall be held or made invalid by a court  decision or  applicable  law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     18.  Gartmore  Mutual Funds and its Trustees.  The terms  "Gartmore  Mutual
Funds" and the  "Trustees of Gartmore  Mutual Funds" refer  respectively  to the
Trust created and the Trustees,  as trustees but not individually or personally, acting from time to time under an Agreement  and  Declaration  of Trust made and dated as of September  30, 2004, as has been or may be amended  and/or  restated
from time to time, and to which reference is hereby made.

     IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the day and year first written above.

                                  ADVISER:
                                  GARTMORE MUTUAL FUND CAPITAL TRUST

                                  By:

                                  Name:

                                  Title:

                                  TRUST:
                                  GARTMORE MUTUAL FUNDS

                                  By:

                                  Name:

                                  Title:

Funds of the Trust                                            Advisory Fees

Gartmore Nationwide Fund                    0.60% on assets up to $250 million
(formerly Gartmore Total Return Fund)       0.575% on assets of $250 million and more but less than $1 billion

Gartmore Growth Fund                        0.55% on assets of $1 billion and more but less than $2 billion
(formerly Nationwide Growth Fund)           0.525% on assets of $2 billion and more but less than $5 billion
                                            0.50% for assets of $5 billion and more

Gartmore Value Opportunities Fund           0.70% on assets up to $250 million
(formerly Nationwide Value Opportunities    0.675% on assets of $250 million and more but less than $1 billion
Fund)                                       0.65% on assets of $1 billion and more but less than $2 billion
                                            0.625% on assets of $2 billion and more but less than $5 billion
                                            0.60% for assets of $5 billion and more

Gartmore Mid Cap Growth Leaders             0.80% on assets up to $250 million
(formerly Millennium Growth Fund and        0.77% on assets of $250 million and more but less than $1 billion
Nationwide Mid Cap Growth Fund)             0.74% on assets of $1 billion and more but less than $2 billion
                                            0.71% on assets of $2 billion and more but less than $5 billion
                                            0.68% for assets of $5 billion and more

Gartmore Global Technology and              0.88% on assets up to $500 million
Communications Fund(1)                      0.83% on assets of $500 million and more but less than $2 billion
(formerly Nationwide Global Technology      0.78% for assets of $2 billion and more
and Communications Fund)

Gartmore Global Health Sciences Fund(1)     0.90% on assets up to $500 million
(formerly Nationwide Global Life            0.85% on assets of $500 million and more but less than $2 billion
Sciences Fund)                              0.80% for assets of $2 billion and more

Gartmore U.S. Growth Leaders Fund(2)        0.90% on assets up to $500 million
(formerly Nationwide Focus Fund and         0.80% on the next $1.5 billion in assets
Gartmore Growth 20 Fund)                    0.75% on assets of $2 billion and more

Gartmore Nationwide Leaders Fund(1)         0.80% on assets up to $500 million
(formerly Gartmore U.S. Leaders Fund)       0.70% on assets of $500 million and more but less than $2 billion
                                            0.65% on assets of $2 billion or more

Gartmore Micro Cap Equity Fund              1.25% of the Fund's average daily net assets

Gartmore Mid Cap Growth Fund                0.75% on assets up to $250 million
                                            0.725% on assets of $250 million and more but less than $1 billion
                                            0.70% on assets of $1 billion and more but less than $2 billion
                                            0.675% on assets of $2 billion and more but less than $5 billion
                                            0.65% for assets of $5 billion and more

Funds of the Trust                                            Advisory Fees

Gartmore Small Cap Leaders Fund             0.95% of the Fund's average daily net assets

Gartmore U.S. Growth Leaders                1.50% on assets up to $250 million
Long-Short Fund                             1.25% on assets of $250 million and more

Gartmore China Opportunities Fund(1)        1.25% on assets up to $500 million
                                            1.20% on assets of $500 million and more but less than $2 billion
                                            1.15% on assets of $2 billion and more

Gartmore Global Natural Resources Fund(1)   0.70% on assets up to $500 million
                                            0.65% on assets of $500 million and more but less than $2 billion
                                            0.60% on assets of $2 billion and more

Gartmore Optimal                            0.15% of the Fund's average daily net assets
Allocations Fund:
Growth (formerly Gartmore Optimal
Allocations Fund: Aggressive)

Gartmore Optimal                            0.15% of the Fund's average daily net assets
Allocations Fund: Moderate Growth
(formerly Gartmore Optimal Allocations
Fund: Moderately Aggressive)

Gartmore Optimal                            0.15% of the Fund's average daily net assets
Allocations Fund:
Moderate (formerly Gartmore Actively
Managed Moderate Asset Allocation Fund)

Gartmore Optimal                            0.15% of the Fund's average daily net assets
Allocations Fund:
Specialty (formerly Gartmore Actively
Managed Specialty Asset Allocation Fund)

Gartmore Optimal Allocations Fund:          0.15% of the Fund's average daily net assets
Defensive

NorthPointe Small Cap Value Fund            0.85% of the Fund's average daily net assets

NorthPointe Small Cap Growth Fund           0.95% of the Fund's average daily net assets

Funds of the Trust                                            Advisory Fees

Gartmore Bond Fund                          0.50% on assets up to $250 million
(formerly Nationwide Bond Fund)             0.475% on assets of $250 million and more but less than $1 billion
Gartmore Tax-Free Income Fund               0.45% on assets of $1 billion and more but less than $2 billion
(formerly Nationwide Tax Free               0.425% on assets of $2 billion and more but less than $5
Income Fund)                                billion
                                            0.40% for assets of $5 billion and more
Gartmore Government Bond Fund
(formerly Nationwide Government
Bond Fund)

Gartmore Money Market Fund                  0.40% on assets up to $1 billion
(formerly Nationwide Money                  0.38% on assets of $1 billion and more but less than $2 billion
Market Fund)                                0.36% on assets of $2 billion and more but less than $5 billion
                                            0.34% for assets of $5 billion and more

Gartmore S&P 500 Index Fund                 0.13% on assets up to $1.5 billion
(formerly Nationwide S&P 500 Index          0.12% on assets of $1.5 billion and more but less than $3 Fund)
                                            billion
                                            0.11% on assets of $3 billion and more but less than $4.5
                                            billion
                                            0.10% on assets of $4.5 billion and more

Gartmore Small Cap Index Fund               0.20% on assets up to $1.5 billion
(formerly Nationwide Small Cap Index        0.19% on assets of $1.5 billion and more but less than $3 billion
Fund)                                       0.18% on assets of $3 billion and more

Gartmore Mid Cap Market Index Fund          0.22% on assets up to $1.5 billion
(formerly Nationwide Mid Cap                0.21% on assets of $1.5 billion and more but less than $3 billion
Market Index Fund)                          0.20% on assets of $3 billion and more

Gartmore International Index Fund           0.27% on assets up to $1.5 billion
(formerly Nationwide International Index    0.26% on assets of $1.5 billion and more but less than $3 Fund)
                                            billion
                                            0.25% on assets of $3 billion and more

Gartmore Bond Index Fund                    0.22% on assets up to $1.5 billion
(formerly Nationwide Bond Index Fund)       0.21% on assets of $1.5 billion and more but less than $3
                                            billion
                                            0.20% on assets of $3 billion and more

Gartmore Large Cap Value Fund               0.75% on assets up to $100 million
(formerly Prestige Large Cap                0.70% on assets of $100 million and more
Value Fund and Nationwide
Large Cap Value Fund)

Funds of the Trust                                            Advisory Fees

Gartmore Small Cap Fund                     0.95% on assets up to $100 million
(formerly Nationwide Small Cap Fund         0.80% on assets of $100 million and more
and Prestige Small Cap Fund)

Gartmore Investor Destinations              0.13% of average daily net assets
Aggressive Fund
(formerly Investor Destinations
Aggressive Fund and Nationwide Investor
Destinations Aggressive Fund)

Gartmore Investor Destinations
Moderately Aggressive Fund
(formerly Investor Destinations
Moderately Aggressive Fund and
Nationwide Investor Destinations
Moderately Aggressive Fund)

Gartmore Investor Destinations Moderate
Fund
(formerly Investor Destinations
Moderate Fund and Nationwide Investor
Destinations Moderate Fund)

Gartmore Investor Destinations
Moderately Conservative Fund
(formerly Investor Destinations
Moderately Conservative Fund and
Nationwide Investor Destinations
Moderately Conservative Fund)

Gartmore Investor Destinations
Conservative Fund
(formerly Investor Destinations
Conservative Fund and Nationwide
Investor Destinations Conservative
Fund)

Gartmore Hedged Core Equity Fund            1.25% of average daily net assets

Gartmore Small Cap Growth Opportunities     0.95% on assets up to $500 million
Fund                                        0.85% on assets of $500 million and more but less
                                            than $2 billion
                                            0.80% for assets of $2 billion and more

Gartmore Small Cap Value Fund               0.95% on assets up to $500 million
                                            0.85% on assets of $500 million and more but less
                                            than $2 billion
                                            0.80% for assets of $2 billion and more

Gartmore Small Cap Core Fund                0.85% on assets up to $500 million
                                            0.75% on assets of $500 million and more but less
                                            than $2 billion
                                            0.70% for assets of $2 billion and more

Gartmore Market Neutral Fund                1.25% of average daily net assets

Funds of the Trust                                   Advisory Fees

Gartmore Emerging Markets Fund(1)           1.05% on assets up to $500 million
                                            1.00% on assets of $500 million and more but less than $2 billion
                                            0.95% for assets of $2 billion and more

Gartmore International Growth Fund(1)       0.90% on assets up to $500 million
                                            0.85% on assets of $500 million and
                                            more but less than $2 billion
                                            0.80% for assets of $2 billion and more

Gartmore Worldwide Leaders Fund(1)          0.90% on assets up to $500 million
                                            0.85% on assets of $500 million and
                                            more but less than $2 billion
                                            0.80% for assets of $2 billion and more

Gartmore Global Financial Services
Fund(1)                                     0.90% on assets up to $500 million
                                            0.85% on assets of $500 million and
                                            more but less than $2 billion
                                            0.80% for assets of $2 billion and more

Gartmore Global Utilities Fund(1)           0.70% on assets up to $500 million
                                            0.65% on assets of $500 million and more but less than $2 billion
                                            0.60% for assets of $2 billion or more

Gartmore Short Duration Bond Fund           0.35% on assets up to $500 million
                                            0.34% on assets of $500 million and more but less than $1 billion
                                            0.325% on assets of $1 billion and more but less than $3 billion
                                            0.30% on assets of $3 billion and more but less than $5 billion
                                            0.285% on assets of $5 billion and more but less than $10 billion
                                            0.275% for assets of $10 billion and more

Gartmore Enhanced Income Fund               0.35% on assets up to $500 million
(formerly Gartmore Morley Enhanced          0.34% on assets of $500 million and more but less than $1 billion
Income Fund)                                0.325% on assets of $1 billion and more but less than $3 billion
                                            0.30% on assets of $3 billion and more but less than $5 billion
                                            0.285% on assets of $5 billion and more but less than $10 billion
                                            0.275% for assets of $10 billion and more

(1)  Performance  Fees for the Gartmore  Global  Technology  and  Communications
Funds;  Gartmore Global Health Sciences Fund;  Gartmore Nationwide Leaders Fund;
Gartmore China  Opportunities  Fund;  Gartmore  Global Natural  Resources  Fund;
Gartmore  Global  Financial  Services  Fund;  Gartmore  Global  Utilities  Fund;
Gartmore International Growth Fund; Gartmore Emerging Markets Fund; and Gartmore
Worldwide Leaders Fund.

The base advisory fee for each of these Funds,  as set forth above,  is adjusted each quarter  beginning one year after  implementation  of the Performance  Fee, depending upon a Fund's  investment  performance for the 12 months preceding the end of that month  relative to the  investment  performance  of each  respective
Fund's  benchmark as listed below. The base fee is either increased or decreased proportionately by the following amounts at each breakpoint,  based upon whether a Fund has out-performed or under-performed its respective  benchmark (using the performance of each such Fund's Class A Shares to measure), by more or less than a maximum of 500 basis  points  over the  preceding  rolling 12 month  period as follows:

           +/- 100 bps under/outperformance            2bps
           +/- 200 bps under/outperformance            4bps
           +/- 300 bps under/outperformance            6bps
           +/- 400 bps under/outperformance            8bps
           +/- 500 bps or more under/outperformance    10bps

The  investment  performance  of each Fund will be the sum of: (1) the change in each  Fund's  value  during  such  period;  (2) the  value  of the  Fund's  cash distributions  (from net income and  realized net gains)  having an  ex-dividend date  during such  calculation  period;  and (3) the value of any capital  gains taxes paid or accrued during such calculation period for undistributed  realized long-term  capital  gains  from  the  Fund.  For  this  purpose,  the  value  of distributions  per share of realized  capital gains, of dividends per share paid from  investment  income and of capital gains taxes per share  reinvested in the
Fund will be the Fund's  value in effect at the close of  business on the record date for the payment of such  distributions  and the date on which  provision is made for such taxes,  after giving  effect to such  distribution,  dividends and taxes.

Benchmark Index Performance:
The  performance of each respective  benchmark  Index for a calculation  period, expressed as a percentage of each Index, at the beginning of such period will be the sum of: (1) the change in the level of the Index during such period; and (2)
the value, as calculated consistent with the Index, of cash distributions having an ex-dividend  date during such period made by those companies whose securities comprise the Index. For this purpose,  cash distributions on the securities that comprise  the Index will be treated as if they were  reinvested  in the Index at least as frequently as the end of each calendar quarter following payment of the dividend.

Benchmark Indices:

1.  Gartmore Global Technology and Communications Fund   Goldman Sachs Technology Composite Index
2.  Gartmore Global Health Sciences Fund                 Goldman Sachs Health Care Index
3.  Gartmore Nationwide Leaders Fund                     S&P 500 Index
4.  Gartmore China Opportunities Fund                    MSCI Zhong Hua Index
5.  Gartmore Global Natural Resources Fund               Goldman Sachs Natural Resources Index
6.  Gartmore Emerging Markets Fund                       MSCI Emerging Markets Index
7.  Gartmore International Growth Fund                   MSCI All Country World Free ex U.S. Index
8.  Gartmore Worldwide Leaders Fund                      MSCI World Index
9.  Gartmore Global Financial Services Fund              MSCI World Financial Index
10. Gartmore Global Utilities Fund                       60% MSCI World Telecom Service Index/40% MSCI
                                                         World Utilities Index

(2) Performance fee for the Gartmore U.S. Growth Leaders Fund

     The base advisory fee listed above is adjusted each quarter,  beginning one year after  commencement  of  operations,  depending  on the  Fund's  investment performance for the 36 months  preceding the end of that month,  relative to the investment performance of the Fund's benchmark,  the S&P 500 Index. The base fee is either  increased or decreased by the following  amounts at each  breakpoint, based on whether the Fund has out- or under-performed  the S&P 500 Index by more or less than 1200 basis points over the preceding rolling 36 month period:

For assets up to $500 million               +/- 22 basis points
Next $1.5 billion in assets                 +/- 18 basis points
Assets of $2 billion and more               +/- 16 basis points

The investment  performance of the Gartmore U.S. Growth Leaders Fund will be the sum of: (1) the change in the Fund's value during such period;  (2) the value of the Fund's cash distributions (from net income and realized net gains) having an ex-dividend  date  during  such  calculation  period;  and (3) the  value of any capital  gains  taxes  paid  or  accrued  during  such  calculation  period  for undistributed  realized long-term capital gains from the Fund. For this purpose, the value of distributions per share of realized capital gains, of dividends per share  paid  from  investment  income  and of  capital  gains  taxes  per  share reinvested in the Fund at the Fund's value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on  which  provision  is made  for  such  taxes,  after  giving  effect  to such distribution, dividends and taxes.

S&P 500 Index Performance:

The  performance of the S&P 500 Index for a calculation  period,  expressed as a percentage of S&P 500 Index, at the beginning of such period will be the sum of:
(1) the change in the level of the S&P 500 Index during such period; and (2) the value, as calculated  consistent  with the S&P 500 Index, of cash  distributions having an  ex-dividend  date during such  period made by those  companies  whose securities  comprise the S&P 500 Index. For this purpose,  cash distributions on the  securities  that comprise the S&P 500 Index will be treated as if they were reinvested  in the S&P 500  Index  at  least  as  frequently  as the end of each calendar quarter following payment of the dividend.

                                      TRUST
                                      GARTMORE MUTUAL FUNDS

                                      By:
                                      Name:
                                      Title:

                                      ADVISER
                                      GARTMORE MUTUAL FUND CAPITAL TRUST

                                      By:
                                      Name:
                                      Title:

                                                                       EXHIBIT C

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF GMFCT, NWD, NATIONWIDE  FINANCIAL,
GMCM, NORTHPOINTE, AND NSA

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of GMFCT are set forth below.

Name and Address                    Principal Occupation                       Position with GMFCT

John H. Grady                       President of NWD Investment Group, the     President
NWD Investment Management, Inc.     asset management operations of
1200 River Road, Suite 1000         Nationwide Mutual, which includes GMFCT,
Conshohocken, PA 19428              GMCM, NorthPointe, GSACT, GISI, and GDSI.

Tim Grugeon                         Executive Vice President                   Executive Vice President
NWD Investment Management, Inc.
1200 River Road, Suite 1000
Conshohocken, PA 19428

Gerald J. Holland                   Senior Vice President, Chief Operating     Senior Vice President and
NWD Investment Management, Inc.     Officer for NWD Investment Management,     Chief Operating Officer
1200 River Road, Suite 1000         Inc. ("NWDIMI"), GMFCT and GSACT
Conshohocken, PA 19428

Eric E. Miller                      Senior Vice President, General Counsel     Senior Vice President,
NWD Investment Management, Inc.     for NWDIMI, GMFCT and GSACT                General Counsel and
1200 River Road, Suite 1000                                                    Secretary
Conshohocken, PA 19428

Michael A. Krulikowski              Vice President and Chief Compliance        Vice President and Chief
NWD Investment Management, Inc.     Officer of NWDIMI, and Chief Compliance    Compliance Officer
1200 River Road, Suite 1000         officer of the Trust.
Conshohocken, PA 19428

Jerry T. Nichols                    Senior Vice President, Co-Head of U.S.     Senior Vice President,
NWD Investment Management, Inc.     Fixed Income, NWDIMI, GMFCT and GSACT.     Head of Fixed Income
1200 River Road, Suite 1000
Conshohocken, PA 19428
                                    Senior Vice President, Human Resources,    Senior Vice President,
Patrick J. Udovich                  NWDIMI, GMFCT and GSACT                    Head of Human Resources
NWD Investment Management, Inc.
1200 River Road, Suite 1000
Conshohocken, PA 19428

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of NWD Investment Management,  Inc. ("NWD") are set forth below.

Name and Address                    Principal Occupation                       Position with NWD

[NEED LIST]

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of Nationwide Financial are set forth below.

Name and Address                    Principal Occupation                       Position with Nationwide Financial

W.G. Jurgensen                                                                 Chief Executive Officer
One Nationwide Plaza
Columbus, Ohio 43215

Mark R. Thresher                                                               President and Chief Operating
One Nationwide Plaza                                                           Officer
Columbus, Ohio 43215

Gail G. Snyder                                                                 Senior Vice President, Chief
One Nationwide Plaza                                                           Investments Officer
Columbus, Ohio 43215

Timothy G. Frommeyer                                                           Senior Vice President, Chief
One Nationwide Plaza                                                           Financial Officer
Columbus, Ohio 43215

Richard A. Karas                                                               Senior Vice President,
One Nationwide Plaza                                                           Non-Affiliated Sales
Columbus, Ohio 43215

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of GMCM are set forth below.

Name and Address                    Principal Occupation                       Position with GMCM
[NEED LIST]

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of NorthPointe are set forth below.

Name and Address                    Principal Occupation                       Position with NorthPointe
[NEED LIST]

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of NSA are set forth below.

Name and Address                    Principal Occupation                       Position with NSA
[NEED LIST]

                                                                       EXHIBIT D
                            INVESTMENT ADVISORY FEES

            The investment advisory fees paid by the Funds to GMFCT are identical under the Original GMFCT
Agreements and the New GMFCT Agreement.

            The investment advisory fees will be computed daily and payable monthly at an annual rate based on the Fund's average daily net assets, as described in the following chart.

------------------------------------- ----------------------------------------------- -----------------------
Original GMFCT Agreement              New GMFCT Agreement
Funds of the Trust                    Advisory Fees                                   Advisory Fees
------------------------------------- ----------------------------------------------- -----------------------
Gartmore Nationwide Fund              0.60% on assets up to $250 million;             Same
Gartmore Growth Fund                  0.575% on assets of $250 million and more but
                                      less than $1 billion;
                                      0.55% on assets of $1 billion and more but
                                      less than $2 billion;
                                      0.525% on assets of $2 billion and more but
                                      less than $5 billion;
                                      0.50% for assets of $5 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Value Opportunities Fund     0.70% on assets up to $250 million;             Same
                                      0.675% on assets of $250 million and more but
                                      less than $1 billion;
                                      0.65% on assets of $1 billion and more but
                                      less than $2 billion;
                                      0.625% on assets of $2 billion and more but
                                      less than $5 billion;
                                      0.60% for assets of $5 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Mid Cap Growth Leaders Fund  0.80% on assets up to $250 million;             Same
                                      0.77% on assets of $250 million and more but
                                      less than $1 billion;
                                      0.74% on assets of $1 billion and more but
                                      less than $2 billion;
                                      0.71% on assets of $2 billion and more but
                                      less than $5 billion;
                                      0.68% for assets of $5 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Global Technology and        0.88% on assets up to $500 million;             Same
Communications Fund(1)                0.83% on assets of $500 million and more but
                                      less than $2 billion;
                                      0.78% for assets of $2 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Global Health Sciences       0.90% on assets up to $500 million;             Same
Fund(1)                               0.85% on assets of $500 million and more but
                                      less than $2 billion;
                                      0.80% for assets of $2 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore U.S. Growth Leaders Fund(2)  0.90% on assets up to $500 million;             Same
                                      0.80% on the next $1.5 billion in assets;
                                      0.75% on assets of $2 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Nationwide Leaders Fund(1)   0.80% on assets up to $500 million;             Same
                                      0.70% on assets of $500 million and more but
                                      less than $2 billion;
                                      0.65% on assets of $2 billion or more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Micro Cap Equity Fund        1.25% of the Fund's average daily net assets    Same

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Mid Cap Growth Fund          0.75% on assets up to $250 million;             Same
                                      0.725% on assets of $250 million and more but
                                      less than $1 billion;
                                      0.70% on assets of $1 billion and more but
                                      less than $2 billion;
                                      0.675% on assets of $2 billion and more but
                                      less than $5 billion;
                                      0.65% for assets of $5 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Small Cap Leaders Fund       0.95% of the Fund's average daily net assets    Same
------------------------------------- ----------------------------------------------- -----------------------
Gartmore U.S. Growth Leaders          1.50% on assets up to $250 million;             Same
Long-Short Fund                       1.25% on assets of $250 million and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore China Opportunities Fund(1)  1.25% on assets up to $500 million;             Same
                                      1.20% on assets of $500 million and more but
                                      less than $2 billion;
                                      1.15% on assets of $2 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Global Natural Resources     0.70% on assets up to $500 million;             Same
Fund(1)                               0.65% on assets of $500 million and more but
                                      less than $2 billion;
                                      0.60% on assets of $2 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Optimal Allocations Fund:    0.15% of the Fund's average daily net assets    Same
Growth

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Optimal  Allocations Fund:   0.15% of the Fund's average daily net assets    Same
Moderate Growth

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Optimal Allocations Fund:    0.15% of the Fund's average daily net assets    Same
Moderate

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Optimal Allocations Fund:    0.15% of the Fund's average daily net assets    Same
Specialty

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Optimal Allocations Fund:    0.15% of the Fund's average daily net assets    Same
Defensive

------------------------------------- ----------------------------------------------- -----------------------
NorthPointe Small Cap Value Fund      0.85% of the Fund's average daily net assets    Same

------------------------------------- ----------------------------------------------- -----------------------
NorthPointe Small Cap Growth Fund     0.95% of the Fund's average daily net assets    Same

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Bond Fund                    0.50% on assets up to $250 million;             Same
Gartmore Tax-Free Income Fund         0.475% on assets of $250 million and more but
Gartmore Government Bond Fund         less than $1 billion;
                                      0.45% on assets of $1 billion and more but
                                      less than $2 billion;
                                      0.425% on assets of $2 billion and more but
                                      less than $5 billion;
                                      0.40% for assets of $5 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Money Market Fund            0.40% on assets up to $1 billion;               Same
                                      0.38% on assets of $1 billion and more but
                                      less than $2 billion;
                                      0.36% on assets of $2 billion and more but
                                      less than $5 billion;
                                      0.34% for assets of $5 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore S&P 500 Index Fund           0.13% on assets up to $1.5 billion;             Same
                                      0.12% on assets of $1.5 billion and more but
                                      less than $3 billion;
                                      0.11% on assets of $3 billion and more but
                                      less than $4.5 billion;
                                      0.10% on assets of $4.5 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Small Cap Index Fund         0.20% on assets up to $1.5 billion;             Same
                                      0.19% on assets of $1.5 billion and more but
                                      less than $3 billion;
                                      0.18% on assets of $3 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Mid Cap Market Index Fund    0.22% on assets up to $1.5 billion;             Same
                                      0.21% on assets of $1.5 billion and more but
                                      less than $3 billion;
                                      0.20% on assets of $3 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore International Index Fund     0.27% on assets up to $1.5 billion;             Same
                                      0.26% on assets of $1.5 billion and more but
                                      less than $3 billion;
                                      0.25% on assets of $3 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Bond Index Fund              0.22% on assets up to $1.5 billion;             Same
                                      0.21% on assets of $1.5 billion and more but
                                      less than $3 billion;
                                      0.20% on assets of $3 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Large Cap Value Fund         0.75% on assets up to $100 million;             Same
                                      0.70% on assets of $100 million and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Small Cap Fund               0.95% on assets up to $100 million;             Same
                                      0.80% on assets of $100 million and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Investor Destinations        0.13% of average daily net assets               Same
Growth Fund
Gartmore Investor Destinations
Moderate Growth Fund
Gartmore Investor Destinations
Moderate Fund
Gartmore Investor Destinations
Moderately Conservative Fund
Gartmore Investor Destinations
Conservative Fund

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Hedged Core Equity Fund      1.25% of average daily net assets               Same

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Small Cap Growth             0.95% on assets up to $500 million;             Same
Opportunities Fund                    0.85% on assets of $500 million and more but
                                      less than $2 billion;
                                      0.80% for assets of $2 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Small Cap Value Fund         0.95% on assets up to $500 million;             Same
                                      0.85% on assets of $500 million and more but
                                      less than $2 billion;
                                      0.80% for assets of $2 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Small Cap Core Fund          0.85% on assets up to $500 million;             Same
                                      0.75% on assets of $500 million and more but
                                      less than $2 billion;
                                      0.70% for assets of $2 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Market Neutral Fund          1.25% of average daily net assets               Same

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Emerging Markets Fund(1)     1.05% on assets up to $500 million;             Same
                                      1.00% on assets of $500 million and more but
                                      less than $2;
                                      0.95% for assets of $2 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore International Growth         0.90% on assets up to $500 million;             Same
Fund(1)                               0.85% on assets of $500 million and more but
                                      less than $2 billion;
                                      0.80% for assets of $2 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Worldwide Leaders Fund(1)    0.90% on assets up to $500 million;             Same
                                      0.85% on assets of $500 million and more but
                                      less than $2 billion;
                                      0.80% for assets of $2 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Global Financial Services    0.90% on assets up to $500 million;             Same
Fund(1)                               0.85% on assets of $500 million and more but
                                      less than $2 billion;
                                      0.80% for assets of $2 billion and more

------------------------------------- ----------------------------------------------- -----------------------
Gartmore Global Utilities Fund(1)     0.70% on assets up to $500 million;             Same
                                      0.65% on assets of $500 million and more but
                                      less than $2 billion;
                                      0.60% for assets of $2 billion or more

------------------------------------- ----------------------------------------------- -----------------------

(1)  Performance  Fees for the Gartmore  Global  Technology  and  Communications
Funds;  Gartmore Global Health Sciences Fund;  Gartmore Nationwide Leaders Fund;
Gartmore China  Opportunities  Fund;  Gartmore  Global Natural  Resources  Fund;
Gartmore  Global  Financial  Services  Fund;  Gartmore  Global  Utilities  Fund;
Gartmore International Growth Fund; Gartmore Emerging Markets Fund; and Gartmore
Worldwide Leaders Fund.

The base advisory fee for each of these Funds,  as set forth above,  is adjusted each quarter  beginning one year after  implementation  of the Performance  Fee, depending upon a Fund's  investment  performance for the 12 months preceding the end of that month  relative to the  investment  performance  of each  respective
Fund's  benchmark as listed below. The base fee is either increased or decreased proportionately by the following amounts at each breakpoint,  based upon whether a Fund has out-performed or under-performed its respective  benchmark (using the performance of each such Fund's Class A Shares to measure), by more or less than a maximum of 500 basis  points  over the  preceding  rolling 12 month  period as follows:

                +/- 100 bps under/outperformance             2bps
                +/- 200 bps under/outperformance             4bps
                +/- 300 bps under/outperformance             6bps
                +/- 400 bps under/outperformance             8bps
                +/- 500 bps or more under/outperformance     10bps

The  investment  performance  of each Fund will be the sum of: (1) the change in each  Fund's  value  during  such  period;  (2) the  value  of the  Fund's  cash distributions  (from net income and  realized net gains)  having an  ex-dividend date  during such  calculation  period;  and (3) the value of any capital  gains taxes paid or accrued during such calculation period for undistributed  realized long-term  capital  gains  from  the  Fund.  For  this  purpose,  the  value  of distributions  per share of realized  capital gains, of dividends per share paid from  investment  income and of capital gains taxes per share  reinvested in the
Fund will be the Fund's  value in effect at the close of  business on the record date for the payment of such  distributions  and the date on which  provision is made for such taxes,  after giving  effect to such  distribution,  dividends and taxes.

Benchmark Index Performance:
The  performance of each respective  benchmark  Index for a calculation  period, expressed as a percentage of each Index, at the beginning of such period will be the sum of: (1) the change in the level of the Index during such period; and (2)
the value, as calculated consistent with the Index, of cash distributions having an ex-dividend  date during such period made by those companies whose securities comprise the Index. For this purpose,  cash distributions on the securities that comprise  the Index will be treated as if they were  reinvested  in the Index at least as frequently as the end of each calendar quarter following payment of the dividend.

Benchmark Indices:

1.  Gartmore Global Technology and Communications Fund      Goldman Sachs Technology Composite Index
2.  Gartmore Global Health Sciences Fund                    Goldman Sachs Health Care Index
3.  Gartmore Nationwide Leaders Fund                        S&P 500 Index
4.  Gartmore China Opportunities Fund                       MSCI Zhong Hua Index
5.  Gartmore Global Natural Resources Fund                  Goldman Sachs Natural Resources Index
6.  Gartmore Emerging Markets Fund                          MSCI Emerging Markets Index
7.  Gartmore International Growth Fund                      MSCI All Country World Free ex U.S. Index
8.  Gartmore Worldwide Leaders Fund                         MSCI World Index
9.  Gartmore Global Financial Services Fund                 MSCI World Financial Index
10. Gartmore Global Utilities Fund                          60% MSCI World Telecom Service Index/40%
                                                            MSCI World Utilities Index

(2) Performance fee for the Gartmore U.S. Growth Leaders Fund

     The base advisory fee listed above is adjusted each quarter,  beginning one year after  commencement  of  operations,  depending  on the  Fund's  investment performance for the 36 months  preceding the end of that month,  relative to the investment performance of the Fund's benchmark,  the S&P 500 Index. The base fee is either  increased or decreased by the following  amounts at each  breakpoint, based on whether the Fund has out- or under-performed  the S&P 500 Index by more or less than 1200 basis points over the preceding rolling 36 month period:

For assets up to $500 million                +/- 22 basis points
Next $1.5 billion in assets                  +/- 18 basis points
Assets of $2 billion and more                +/- 16 basis points

The investment  performance of the Gartmore U.S. Growth Leaders Fund will be the sum of: (1) the change in the Fund's value during such period;  (2) the value of the Fund's cash distributions (from net income and realized net gains) having an ex-dividend  date  during  such  calculation  period;  and (3) the  value of any capital  gains  taxes  paid  or  accrued  during  such  calculation  period  for undistributed  realized long-term capital gains from the Fund. For this purpose, the value of distributions per share of realized capital gains, of dividends per share  paid  from  investment  income  and of  capital  gains  taxes  per  share reinvested in the Fund at the Fund's value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on  which  provision  is made  for  such  taxes,  after  giving  effect  to such distribution, dividends and taxes.

S&P 500 Index Performance:

The  performance of the S&P 500 Index for a calculation  period,  expressed as a percentage of S&P 500 Index, at the beginning of such period will be the sum of:
(1) the change in the level of the S&P 500 Index during such period; and (2) the value, as calculated  consistent  with the S&P 500 Index, of cash  distributions having an  ex-dividend  date during such  period made by those  companies  whose securities  comprise the S&P 500 Index. For this purpose,  cash distributions on the  securities  that comprise the S&P 500 Index will be treated as if they were reinvested  in the S&P 500  Index  at  least  as  frequently  as the end of each calendar quarter following payment of the dividend.

                                                                        XHIBIT E

                     INVESTMENT ADVISORY FEES PAID TO GMFCT

     The chart below sets forth the investment  advisory fees paid by each GMFCT
Fund to GMFCT for the fiscal year ended October 31, 2006.  The amount  indicated
is net of waivers and/or reimbursements.

------------------------------------------------------------ -----------------------
                           Fund                                  Advisory Fee
                                                                      ($)
------------------------------------------------------------ -----------------------
Gartmore Nationwide Fund                                           7,369,230

------------------------------------------------------------ -----------------------
Gartmore Growth Fund                                               1,355,471

------------------------------------------------------------ -----------------------
Gartmore Value Opportunities Fund                                   63,911

------------------------------------------------------------ -----------------------
Gartmore Mid Cap Growth Leaders Fund                                290,948

------------------------------------------------------------ -----------------------
Gartmore Global Technology and Communications Fund                  58,648

------------------------------------------------------------ -----------------------
Gartmore Global Health Sciences Fund                                230,446

------------------------------------------------------------ -----------------------
Gartmore U.S. Growth Leaders Fund                                  1,368,250

------------------------------------------------------------ -----------------------
Gartmore Nationwide Leaders Fund                                    86,742

------------------------------------------------------------ -----------------------
Gartmore Micro Cap Equity Fund                                     1,519,635

------------------------------------------------------------ -----------------------
Gartmore Mid Cap Growth Fund                                        18,400

------------------------------------------------------------ -----------------------
Gartmore Small Cap Leaders Fund                                     226,193

----------------------------------------------------------- ------------------------
Gartmore U.S. Growth Leaders Long-Short Fund                       1,228,120

------------------------------------------------------------ -----------------------
Gartmore China Opportunities Fund                                   214,606

------------------------------------------------------------ -----------------------
Gartmore Global Natural Resources Fund                              348,236

------------------------------------------------------------ -----------------------
Gartmore Optimal Allocations Fund: Growth                            ----

------------------------------------------------------------ -----------------------
Gartmore Optimal  Allocations Fund: Moderate Growth                  ----

------------------------------------------------------------ -----------------------
Gartmore Optimal Allocations Fund: Moderate                          ----

------------------------------------------------------------ -----------------------
Gartmore Optimal Allocations Fund: Specialty                         ----

------------------------------------------------------------ -----------------------
Gartmore Optimal Allocations Fund: Defensive                         ----

------------------------------------------------------------ -----------------------
NorthPointe Small Cap Value Fund                                    215,527

------------------------------------------------------------ -----------------------
NorthPointe Small Cap Growth Fund                                   452,701

------------------------------------------------------------ -----------------------
Gartmore Bond Fund                                                  560,910

------------------------------------------------------------ -----------------------
Gartmore Tax-Free Income Fund                                       842,625

------------------------------------------------------------ -----------------------
Gartmore Government Bond Fund                                       765,900

------------------------------------------------------------ -----------------------
Gartmore Money Market Fund                                         6,307,388

------------------------------------------------------------ -----------------------
Gartmore S&P 500 Index Fund                                        2,459,783

------------------------------------------------------------ -----------------------
Gartmore Small Cap Index Fund                                       455,813

------------------------------------------------------------ -----------------------
Gartmore Mid Cap Market Index Fund                                 1,128,138

------------------------------------------------------------ -----------------------
Gartmore International Index Fund                                  2,008,585

------------------------------------------------------------ -----------------------
Gartmore Bond Index Fund                                           1,739,683

------------------------------------------------------------ -----------------------
Gartmore Large Cap Value Fund                                       140,062

------------------------------------------------------------ -----------------------
Gartmore Small Cap Fund                                            1,722,854

------------------------------------------------------------ -----------------------
Gartmore Investor Destinations Growth Fund                          904,652

------------------------------------------------------------ -----------------------
Gartmore Investor Destinations Moderate Growth Fund                1,535,291

------------------------------------------------------------ -----------------------
Gartmore Investor Destinations Moderate Fund                       1,698,138

------------------------------------------------------------ -----------------------
Gartmore Investor Destinations Moderately Conservative Fund         376,578

------------------------------------------------------------ -----------------------
Gartmore Investor Destinations Conservative Fund                    248,596

------------------------------------------------------------ -----------------------
Gartmore Hedged Core Equity Fund                                     1,362

------------------------------------------------------------ -----------------------
Gartmore Small Cap Growth Opportunities Fund                         ----

------------------------------------------------------------ -----------------------
Gartmore Small Cap Value Fund                                        ----

------------------------------------------------------------ -----------------------
Gartmore Small Cap Core Fund                                         ----

------------------------------------------------------------ -----------------------
Gartmore Market Neutral Fund                                         1,293

------------------------------------------------------------ -----------------------
Gartmore Emerging Markets Fund                                      578,580

------------------------------------------------------------ -----------------------
Gartmore International Growth Fund                                  268,070

------------------------------------------------------------ -----------------------
Gartmore Worldwide Leaders Fund                                     379,646

------------------------------------------------------------ -----------------------

                                                                       EXHIBIT F

      FORM OF SUBADVISORY AGREEMENT BETWEEN THE TRUST, NEW GMFCT, AND GMCM

                              SUBADVISORY AGREEMENT

     THIS AGREEMENT is made and entered into effective the 1st day of May, 2007, by and among GARTMORE  MUTUAL FUNDS, a Delaware  statutory  trust (the "Trust"),
GARTMORE  MUTUAL FUND CAPITAL TRUST (the  "Adviser") a Delaware  business  trust registered under the Investment  Advisers Act of 1940, as amended (the "Advisers
Act"),  and GARTMORE  MORLEY CAPITAL  MANAGEMENT,  INC. a corporation  organized under the laws of the State of Oregon (the  "Subadviser"),  and also  registered under the Advisers Act.

                                   WITNESSETH:

     WHEREAS,  the Trust is  registered  with the U.S.  Securities  and Exchange
Commission (the "SEC") as an open-end  management  investment  company under the
Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 1st day of May, 2001 (the "Advisory Agreement"),  been retained  to act as  investment  adviser  for certain of the series of the Trust that are listed on Exhibit A to this Agreement (each, a "Fund");

     WHEREAS,  the Adviser  represents  that it is willing and  possesses  legal authority to render such services  subject to the terms and conditions set forth in this Agreement;

     WHEREAS,  the  Trust  and the  Adviser  each  represent  that the  Advisory
Agreement  permits  the  Adviser to  delegate  certain  of its duties  under the
Advisory Agreement to other investment advisers,  subject to the requirements of the 1940 Act; and

     WHEREAS,  the  Adviser  desires  to retain  Subadviser  to assist it in the provision  of a  continuous  investment  program for that  portion of the Fund's assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services  subject to the terms and  conditions  set forth in this
Agreement,

     NOW,  THEREFORE,  the parties do mutually agree and promise as follows with respect to each Fund:

     1. Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage that portion or all of the assets of the Fund  that the  Adviser  from  time to time  upon  reasonable  prior  notice allocates  to, and puts under the control of, the  Subadviser  (the  "Subadviser
Assets")  subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement;  and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment  management of the Subadviser  Assets.  It is recognized that the Subadviser and certain of its affiliates now act, and that from time to time hereafter  may  act,  as  investment  adviser  to one or more  other  investment companies  and to fiduciary or other  managed  accounts and that the Adviser and the Trust cannot object to such activities.

     2. Duties of Subadviser.

          (a) Investments.  The Subadviser is hereby authorized and directed and hereby agrees,  subject to the stated investment  policies and restrictions of the  Fund  as set  forth  in the  Fund's  prospectus  and  statement  of additional  information  as  currently  in effect and, as soon as practical after the Trust, the Fund or the Adviser  notifies the Subadviser  thereof, as  supplemented  or amended  from time to time  (collectively  referred to hereinafter  as the  "Prospectus")  and  subject to the  directions  of the
     Adviser and the Trust's Board of Trustees, to monitor on a continuous basis the  performance  of the  Subadviser  Assets  and to  conduct a  continuous
     program  of  investment,   evaluation   and,  if   appropriate,   sale  and
     reinvestment  of the Subadviser  Assets.  The Adviser agrees to provide the
     Subadviser  with such  assistance  as may be  reasonably  requested  by the
     Subadviser  in  connection  with the  Subadviser's  activities  under  this
     Agreement, including, without limitation,  providing information concerning the Fund, its funds available,  or to become available,  for investment and generally as to the conditions of the Fund's or the Trust's affairs.

          (b) Compliance with Applicable  Laws and Governing  Documents.  In the performance of its services under this Agreement,  the Subadviser shall act in conformity with the Prospectus and the Trust's Agreement and Declaration
     of Trust and By-Laws as currently in effect and, as soon as practical after the Trust,  the Fund or the Adviser  notifies the  Subadviser  thereof,  as supplemented,  amended  and/or  restated  from  time to time  (referred  to hereinafter as the "Declaration of Trust" and "By-Laws,"  respectively) and with the instructions  and directions  received in writing from the Adviser or the  Trustees  of the Trust and will  conform to, and comply  with,  the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended
     (the  "Code"),  and  all  other  applicable  federal  and  state  laws  and regulations.  Without limiting the preceding sentence, the Adviser promptly shall  notify the  Subadviser  as to any act or omission of the  Subadviser hereunder  that the Adviser  reasonably  deems to  constitute  or to be the basis  of any  noncompliance  or  nonconformance  with  any of the  Trust's
     Declaration of Trust and By-Laws and the Prospectus,  the  instructions and directions  received  in writing  from the  Adviser or the  Trustees of the
     Trust or the 1940 Act, the Code, and all other applicable federal and state laws and  regulations.  Notwithstanding  the  foregoing,  the Adviser shall remain  responsible  for  ensuring  the  Fund's  and  the  Trust's  overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and  regulations  and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely  will  provide  the  Subadviser  with a copy of the  minutes  of the meetings  of the  Board of  Trustees  of the Trust to the  extent  they may affect a Fund or the services of the  Subadviser,  copies of any  financial statements or reports made by a Fund to its  shareholders,  and any further materials or information  which the  Subadviser  may reasonably  request to enable it to perform its functions under this Agreement.

          The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance  with Subchapter M and Section 817(h)
     of the Code. In connection  with such compliance  tests,  the Adviser shall inform the  Subadviser  at least ten (10) business days prior to a calendar quarter  end if the  Subadviser  Assets  are  out of  compliance  with  the diversification  requirements  under either Subchapter M or Section 817(h).
     If the Adviser  notifies the Subadviser that the Subadviser  Assets are not in compliance with such requirements  noted above, the Subadviser will take prompt action to bring the Subadviser  Assets back into  compliance  within the time permitted under the Code thereunder.

          The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund's investment objectives,  policies and restrictions as stated in the Prospectus,  and the Subadviser  shall, in the performance of its duties and obligations  under this Agreement,  manage the Subadviser
     Assets  consistent  with such  changes,  provided that the  Subadviser  has received prompt notice of the  effectiveness of such changes from the Trust or the Adviser.  In addition to such notice,  the Adviser  shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The
     Adviser  acknowledges and will ensure that the Prospectus will at all times be in compliance  with all  disclosure  requirements  under all  applicable federal and state laws and  regulations  relating to the Trust or the Fund, including,  without limitation, the 1940 Act, and the rules and regulations thereunder,  and that the Subadviser  shall have no liability in connection therewith,  except as to the accuracy of material information  furnished in writing by the Subadviser to the Trust or to the Adviser  specifically  for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the
     Adviser in a timely manner such information  relating to the Subadviser and its  relationship  to, and actions  for, the Trust as may be required to be contained in the  Prospectus  or in the Trust's  Registration  Statement on
     Form N-1A.

          (c) Voting of Proxies.  The Adviser hereby delegates to the Subadviser the  Adviser's  discretionary  authority  to  exercise  voting  rights with respect to the  securities and other  investments in the Subadviser  Assets and  authorizes  the  Subadviser  to delegate  further  such  discretionary authority to a designee  identified  in a notice given to the Trust and the
     Adviser. The Subadviser,  including without limitation its designee,  shall have the power to vote,  either in person or by proxy,  all  securities  in which the  Subadviser  Assets may be invested from time to time,  and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect  thereto.  If both the Subadviser and another  entity  managing  assets of the Fund have  invested the Fund's assets in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the Fund's security.

          The Subadviser will establish a written  procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser  will provide the
     Adviser or its designee,  a copy of such  procedure and establish a process for the timely  distribution of the Subadviser's voting record with respect to the Fund's  securities and other  information  necessary for the Fund to complete  information  required  by Form  N-1A  under  the 1940 Act and the
     Securities Act of 1933, as amended (the "Securities  Act"), Form N-PX under the 1940 Act,  and Form  N-CSR  under the  Sarbanes-Oxley  Act of 2002,  as amended, respectively.

          (d) Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser's and the Trust's agent and attorney  in-fact for the limited  purposes of executing  account documentation,  agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection  with its  management of the Subadviser  Assets.  The Subadviser agrees  to  provide  the  Adviser  and the  Trust  with  copies of any such agreements executed on behalf of the Adviser or the Trust.

          (e)  Brokerage.   The   Subadviser  is  authorized,   subject  to  the
     supervision  of the Adviser and the plenary  authority of the Trust's Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment  and  reinvestment,  including  without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively  "Brokers")
     as  Subadviser  may  elect  and  negotiate  commissions  to be paid on such transactions.  The  Subadviser,  however,  is not  required  to obtain  the consent  of  the  Adviser  or  the  Trust's  Board  of  Trustees  prior  to establishing  any such brokerage  account.  The Subadviser  shall place all orders for the  purchase  and sale of  portfolio  investments  for a Fund's account with Brokers  selected by the Subadviser.  In the selection of such
     Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable  price and execution  available,  except to the extent it may be  permitted  to pay higher  brokerage  commissions  for brokerage and research services, as provided below. In using its reasonable efforts  to  obtain  for a Fund  the most  favorable  price  and  execution available, the Subadviser,  bearing in mind the best interests of each Fund at all times,  shall  consider  all  factors it deems  relevant,  including price,  the size of the  transaction,  the breadth and nature of the market for the  security,  the  difficulty  of the  execution,  the  amount of the commission,  if any,  the  timing of the  transaction,  market  prices  and trends,  the reputation,  experience and financial  stability of the Broker involved,  and the  quality  of  service  rendered  by the  Broker in other transactions.  Notwithstanding  the foregoing,  neither the Trust, the Fund nor the Adviser  shall  instruct  the  Subadviser  to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine,  or as may be mutually agreed to by the  Adviser and the  Subadviser,  the  Subadviser  is  authorized  but not obligated to cause,  and shall not be deemed to have acted unlawfully or to have  breached  any duty created by this  Agreement or otherwise  solely by reason  of its  having  caused,  the  Fund to pay a  Broker  that  provides brokerage and research services (within the meaning of Section 28(e) of the
     Securities  Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment  transaction that is in excess of the amount of  commission  that  another  Broker  would have charged for effecting that  transaction  if, but only if, the Subadviser  determines in good faith that such  commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular  transaction or the overall responsibility of the
     Subadviser with respect to the accounts as to which it exercises investment discretion.

          It is  recognized  that the  services  provided by such Brokers may be useful to the Subadviser in connection  with the  Subadviser's  services to other clients.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best  interests  of the Fund with respect to the
     Subadviser  Assets  as  well  as  other  clients  of  the  Subadviser,  the
     Subadviser,  to the extent  permitted by applicable  laws and  regulations, may, but shall be under no obligation  to,  aggregate the  securities to be sold or  purchased  in order to obtain  the most  favorable  price or lower brokerage commissions and efficient execution. In such event, allocation of securities  so sold or purchased,  as well as the expenses  incurred in the transaction,  will be made by the  Subadviser in the manner the  Subadviser considers  to be the most  equitable  and  consistent  with  its  fiduciary obligations to each Fund and to such other clients.  It is recognized  that in some  cases,  this  procedure  may  adversely  affect  the price paid or received  by the  Fund  or the  size of the  position  obtainable  for,  or disposed of by, the Fund with respect to the Subadviser Assets.

          (f) Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund;  provided,  however,  the
     Subadviser  or  any  affiliated  person  of  the  Subadviser  may  purchase
     securities  or  other   instruments   from  or  sell  securities  or  other
     instruments to the Fund if such transaction is permissible under applicable laws and regulations,  including,  without limitation, the 1940 Act and the
     Advisers Act and the rules and regulations promulgated thereunder.

          The  Subadviser,  on its own  behalf  and with  respect  to its Access
     Persons  (as defined in  subsection  (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics  (which shall comply in all material  respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the  reporting  requirements  of Rule 17j-1,  which may include either (i)  certifying  to the Adviser that the  Subadviser  and its Access
     Persons have complied with the Subadviser's  Code of Ethics with respect to the  Subadviser  Assets  or (ii)  identifying  any  violations  which  have occurred with respect to the Subadviser  Assets.  The Subadviser  will have also submitted its Code of Ethics for its initial  approval by the Board of
     Trustees  no  later  than  the  date of  execution  of this  agreement  and subsequently within six months of any material change thereto.

          (g) Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable  laws and  regulations of all matters hereunder  pertaining  to the  Subadviser  Assets (the  "Fund's  Records"),
     including,   without  limitation,   brokerage  and  other  records  of  all
     securities  transactions.  The  Subadviser  acknowledges  that  the  Fund's
     Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund's  Records under the Advisers Act or other applicable  law and except  that the  Subadviser,  at its own  expense,  is entitled  to make and keep a copy of the Fund's  Records  for its  internal files. The Fund's Records shall be available to the Adviser or the Trust at any time upon reasonable  request during normal business hours and shall be available for  telecopying  promptly to the Adviser during any day that the
     Fund is open for business as set forth in the Prospectus.

          (h) Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust  reasonably  may request in good faith, the  Subadviser  will  furnish the  requesting  party  reports on portfolio transactions and reports on the Subadviser  Assets,  all in such reasonable detail as the parties may  reasonably  agree in good faith.  The Subadviser will also  inform the  Adviser in a timely  manner of  material  changes in portfolio  managers  responsible for Subadviser  Assets, any changes in the ownership or management of the  Subadviser,  or of material  changes in the control of the  Subadviser.  Upon the Trust's or the  Adviser's  reasonable request,  the Subadviser  will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets via telephone on a quarterly  basis and on a less frequent basis as agreed upon by the parties in person.

     Subject to the other provisions of this Agreement, the Subadviser will also provide such  information  or perform such  additional  acts with respect to the
Subadviser  Assets as are  reasonably  required  for the Trust or the Adviser to comply  with their  respective  obligations  under  applicable  laws,  including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities
Act, and any rule or regulation thereunder.

          (i) Custody  Arrangements.  The Trust or the Adviser  shall notify the
     Subadviser  of the  identities  of its  custodian  banks  and  the  custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser  written  notice of any changes in such  custodian  banks or custody arrangements. The Subadviser shall on each business day provide the
     Adviser and the Trust's  custodian such  information as the Adviser and the
     Trust's  custodian  may  reasonably  request in good faith  relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian  banks to (A) carry  out all  investment  instructions  as may be directed by the  Subadviser  with respect to the  Subadviser  Assets (which instructions may be orally given if confirmed in writing);  and (B) provide
     the  Subadviser  with  all  operational   information   necessary  for  the
     Subadviser  to trade the  Subadviser  Assets  on  behalf  of the Fund.  The
     Subadviser  shall  have no  liability  for the  acts  or  omissions  of the authorized  custodian(s),  unless  such act or  omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

     3. Independent  Contractor.  In the performance of its services  hereunder, the  Subadviser is and shall be an independent  contractor and unless  otherwise expressly  provided  herein or otherwise  authorized  in writing,  shall have no authority to act for or represent the Fund,  the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

     4. Expenses.  During the term of this  Agreement,  Subadviser  will pay all expenses  incurred by it in connection with its activities under this Agreement.
The Subadviser shall, at its sole expense,  employ or associate itself with such persons as it believes to be  particularly  fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust's,  the Fund's or Adviser's expenses,  which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage  commissions and other  transaction  charges,  if any) purchased for a
Fund and any losses  incurred in  connection  therewith,  expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock  borrowed  to cover a short sale and  interest,  fees or other  charges incurred in connection with leverage and related  borrowings with respect to the
Subadviser Assets,  organizational and offering expenses (which include, but are not limited to,  out-of-pocket  expenses,  but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental  fees; dues and expenses  incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials,  prospectuses,  stock certificates and distribution of dividends;  charges of the Fund's custodians and sub-custodians,  administrators and sub-administrators,  registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any;  registration  and filing fees of the SEC;  expenses of registering or qualifying securities of the Fund for sale in the various states;
freight  and  other  charges  in  connection  with the  shipment  of the  Fund's portfolio securities;  fees and expenses of non-interested Trustees; salaries of shareholder  relations  personnel;  costs of shareholders  meetings;  insurance;
interest;   brokerage   costs;   and  litigation  and  other   extraordinary  or
non-recurring  expenses.  The Trust or the  Adviser,  as the case may be,  shall reimburse the  Subadviser for any expenses of the Funds or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The
Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     5. Compensation.  For the services provided pursuant to this Agreement, the
Subadviser is entitled to the fee listed for the Fund on Exhibit A hereto.  Such fees will be computed  daily and paid no later than the seventh  (7th)  business day following the end of each month,  from the Adviser or the Trust,  calculated at an annual rate based on the Subadviser Assets' average daily net assets.

     The method of determining the net asset value of the Subadviser  Assets for purposes  hereof shall be the same as the method of determining  net asset value for purposes of establishing  the offering and redemption price of the shares of the Trust as  described in the Fund's  Prospectus.  If this  Agreement  shall be effective for only a portion of a month with respect to the Fund,  the aforesaid fee shall be prorated for the portion of such month during which this  Agreement is in effect for the Fund.

     6. Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

          (a) The  Subadviser is  registered as an investment  adviser under the
     Advisers Act;

          (b) The Subadviser is registered as a Commodity  Trading Advisor under the  Commodity  Exchange  Act, as amended (the "CEA"),  with the  Commodity
     Futures Trading  Commission  (the "CFTC"),  or is not required to file such registration;

          (c) The  Subadviser  is a  corporation  duly  organized  and  properly registered  and  operating  under the laws of the State of Oregon  with the power to own and possess its assets and carry on its  business as it is now being conducted and as proposed to be conducted hereunder;

          (d) The execution,  delivery and performance by the Subadviser of this
     Agreement are within the Subadviser's  powers and have been duly authorized by all necessary  actions of its directors or  shareholders,  and no action by, or in respect of, or filing  with,  any  governmental  body,  agency or official is required on the part of the Subadviser for execution,  delivery and  performance  by the Subadviser of this  Agreement,  and the execution, delivery  and  performance  by the  Subadviser  of  this  Agreement  do not contravene or constitute a violation of, or a material  default under,  (i)
     any provision of applicable law, rule or regulation,  (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

          (e) The Form ADV of the Subadviser  previously provided to the Adviser and the Trust is a true and complete copy of the form,  including that part or parts of the Form ADV filed with the SEC, that part or parts  maintained in the  records  of the  Adviser,  and/or  that part or parts  provided  or offered to clients,  in each case as required  under the  Advisers  Act and rules  thereunder,  and the information  contained  therein is accurate and complete in all  material  respects and does not omit to state any material fact  necessary  in  order  to make the  statements  made,  in light of the circumstances under which they were made, not misleading.

     7.  Representations  and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

          (a) The  Adviser is  registered  as an  investment  adviser  under the
     Advisers Act;

          (b) The Adviser has filed a notice of exemption  pursuant to Rule 4.14 under the CEA with the CFTC and the National Futures  Association or is not
     required to file such exemption;

          (c) The  Adviser  is a  business  trust  duly  organized  and  validly existing  under the laws of the State of Delaware with the power to own and possess its assets and carry on its  business as it is now being  conducted and as proposed to be conducted hereunder;

          (d) The  execution,  delivery and  performance  by the Adviser of this
     Agreement are within the Adviser's  powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder,  and no action  by, or in  respect  of,  or  filing  with,  any governmental  body,  agency  or  official  is  required  on the part of the
     Adviser for the execution,  delivery and performance by the Adviser of this
     Agreement,  and the execution,  delivery and  performance by the Adviser of this  Agreement  do not  contravene  or  constitute  a  violation  of, or a material  default  under,  (i) any  provision of  applicable  law,  rule or
     regulation,   (ii)  the  Adviser's  governing  instruments,  or  (iii)  any agreement,  judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (e) The Form ADV of the Adviser previously  provided to the Subadviser and the Trust is a true and complete copy of the form,  including that part or parts of the Form ADV filed with the SEC, that part or parts  maintained in the  records  of the  Adviser,  and/or  that part or parts  provided  or offered to clients,  in each case as required  under the  Advisers  Act and rules  thereunder,  and the information  contained  therein is accurate and complete in all  material  respects and does not omit to state any material fact  necessary  in  order  to make the  statements  made,  in light of the circumstances under which they were made, not misleading;

          (f)  The  Adviser   acknowledges  that  it  received  a  copy  of  the
     Subadviser's Form ADV prior to the execution of this Agreement; and

          (g) The  Adviser  and the Trust have duly  entered  into the  Advisory
     Agreement  pursuant to which the Trust  authorized  the Adviser to delegate certain of its duties  under the  Advisory  Agreement  to other  investment advisers,  including  without  limitation,  the appointment of a subadviser with respect to assets of each of the Trust's mutual fund series, including
     without   limitation  the  Adviser's  entering  into  and  performing  this
     Agreement.

     8.  Representations  and Warranties of the Trust.  The Trust represents and warrants to the Adviser and the Subadviser as follows:

          (a) The Trust is a statutory  trust duly  formed and validly  existing under the laws of the State of  Delaware  with the power to own and possess its assets and carry on its  business as it is now being  conducted  and as proposed to be conducted hereunder;

          (b) The Trust is registered  as an  investment  company under the 1940
     Act and has elected to qualify and has  qualified,  together with the Fund, as a regulated investment company under the Code, and the Fund's shares are registered under the Securities Act;

          (c) The  execution,  delivery  and  performance  by the  Trust of this
     Agreement  are within the Trust's  powers and have been duly  authorized by all  necessary  action on the part of the Trust and its Board of  Trustees, and no action by, or in respect of, or filing with, any governmental  body, agency or official is required on the part of the Trust for the  execution, delivery  and  performance  by the  Adviser  of  this  Agreement,  and  the execution,  delivery and  performance by the Trust of this Agreement do not contravene  or  constitute a default  under (i) any provision of applicable law, rule or regulation,  (ii) the Trust's governing instruments,  or (iii)
     any agreement,  judgment,  injunction,  order,  decree or other  instrument binding upon the Trust; and

          (d) The Trust acknowledges that it received a copy of the Subadviser's
     Form ADV prior to the execution of this Agreement.

     9. Survival of Representations and Warranties;  Duty to Update Information.
All representations  and warranties made by the Subadviser,  the Adviser and the
Trust  pursuant to the  recitals  above and  Sections 6, 7 and 8,  respectively, shall survive for the duration of this  Agreement  and the parties  hereto shall promptly  notify  each  other in  writing  upon  becoming  aware that any of the foregoing  representations  and warranties are no longer true or accurate in all material effects.

     10. Liability and Indemnification.

          (a)  Liability.  The  Subadviser  shall  exercise its best judgment in rendering its services in accordance with the terms of this Agreement,  but otherwise,  in the  absence  of  willful  misfeasance,  bad  faith or gross negligence  on the part of the  Subadviser  or a reckless  disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if  any,  who  within  the  meaning  of the  Securities  Act  controls  the
     Subadviser  ("Controlling  Persons"),  if any,  shall not be subject to any expenses or liability to the Adviser,  any other  subadviser to a Fund, the
     Trust or a Fund or any of a Fund's  shareholders,  in  connection  with the matters to which this Agreement  relates,  including without limitation for any  losses  that may be  sustained  in the  purchase,  holding  or sale of
     Subadviser  Assets.  The  Adviser  shall  exercise  its  best  judgment  in rendering its  obligations in accordance  with the terms of this Agreement, but otherwise  (except as set forth in Section 10(c) below), in the absence of willful  misfeasance,  bad faith or gross  negligence on the part of the
     Adviser or a reckless disregard of its duties hereunder,  the Adviser,  any of its Affiliates and each of the Adviser's  Controlling  Persons,  if any, shall not be subject to any  liability  to the  Subadviser,  for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be  sustained in the  purchase,  holding or sale of
     Subadviser  Assets.  Notwithstanding  the  foregoing,  nothing herein shall relieve the Adviser and the Subadviser from any of their  obligations under applicable  law,  including,  without  limitation,  the  federal  and state securities laws and the CEA.

          (b)  Indemnification.  The Subadviser shall indemnify the Adviser, the
     Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses,  including  without  limitation  reasonable attorneys' fees and expenses,  which the Adviser, the Trust and/or the Fund and their  respective  Affiliates and Controlling  Persons may sustain as a
     result  of  the  Subadviser's   willful   misfeasance,   bad  faith,  gross
     negligence,  reckless  disregard  of its duties  hereunder  or violation of applicable  law,  including,  without  limitation,  the  federal  and state securities laws or the CEA. The Adviser shall indemnify the Subadviser, its
     Affiliates  and its  Controlling  Persons,  for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which may be  sustained as a result of the  Adviser's  willful  misfeasance,  bad faith,  gross  negligence,  reckless  disregard of its duties  hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

          The Trust shall  indemnify  the  Subadviser,  its  Affiliates  and its
     Controlling  Persons,  for any liability and  expenses,  including  without limitation reasonable attorneys' fees and expenses,  which may be sustained
     as  a  result  of  the  Trust's  willful  misfeasance,   bad  faith,  gross
     negligence,  reckless  disregard  of its duties  hereunder  or violation of applicable  law,  including,  without  limitation,  the  federal  and state securities laws or the CEA.

          (c) The Subadviser shall not be liable to the Adviser for (i) any acts of the  Adviser  or any  other  subadviser  to a Fund with  respect  to the portion of the assets of that Fund not managed by Subadviser,  or (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited  to, a failure  of the  Adviser  to provide  accurate  and  current information  with respect to any records  maintained  by the Adviser or any other  subadviser to a Fund,  which  records are not also  maintained by or otherwise available to the Subadviser upon reasonable request.  The Adviser agrees that Subadviser shall manage the Subadviser Assets as if they were a separate operating Fund as set forth in Section 2(b) of this Agreement. The
     Adviser shall  indemnify the  Subadviser,  its Affiliates  and  Controlling
     Persons from any liability  arising from the conduct of the Adviser and any other  subadviser  with  respect to the  portion  of the Fund's  assets not allocated to the Subadviser.

     11. Duration and Termination.

          (a) Duration. Unless sooner terminated,  this Agreement shall continue until May 1,  2008,  with  respect  to any Fund  covered  by the  Agreement initially  and for an initial  two-year  period  for any Fund  subsequently added to the Agreement,  and thereafter  shall continue  automatically  for successive  annual  periods with respect to each such Fund,  provided  such continuance is specifically approved at least annually by the Trust's Board of  Trustees  or vote of the  lesser  of (a) 67% of the  shares of the Fund represented  at a meeting if  holders  of more than 50% of the  outstanding shares of the Fund are  present  in person or by proxy or (b) more than 50%
     of the  outstanding  shares of the Fund;  provided that in either event its continuance  also is approved by a majority of the Trust's Trustees who are not "interested  persons" (as defined in the 1940 Act) of any party to this
     Agreement,  by vote cast in person at a meeting  called for the  purpose of voting on such approval.

          (b)  Termination.  Notwithstanding  whatever may be provided herein to the contrary,  this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

               (i) By vote of a majority of the Trust's Board of Trustees, or by
          "vote of a majority of the outstanding  voting securities" of the Fund
          (as defined in the 1940 Act),  or by the Adviser,  in each case,  upon not more than 60 days' written notice to the Subadviser;

               (ii) By any party hereto  immediately  upon written notice to the other  parties  in the  event of a  breach  of any  provision  of this
          Agreement by either of the other parties; or

               (iii)  By the  Subadviser  upon not  more  than 60 days'  written notice to the Adviser and the Trust.

     This  Agreement  shall not be assigned (as such term is defined in the 1940
     Act) and shall  terminate  automatically  in the event of its assignment or upon the termination of the Advisory Agreement.

     12.   Duties  of  the  Adviser.   The  Adviser   shall   continue  to  have
responsibility  for all  services  to be  provided  to the Fund  pursuant to the
Advisory Agreement and shall oversee and review the Subadviser's  performance of its duties  under this  Agreement.  Nothing  contained in this  Agreement  shall obligate the Adviser to provide any funding or other  support for the purpose of directly or indirectly promoting investments in the Fund.

     13. Reference to Adviser and Subadviser.

          (a)  Neither the  Adviser  nor any  Affiliate  or agent of the Adviser shall  make  reference  to or use  the  name  of  Subadviser  or any of its
     Affiliates,  or any of their  clients,  except  references  concerning  the identity  of and  services  provided  by the  Subadviser  to a Fund,  which references  shall not  differ  in  substance  from  those  included  in the
     Prospectus and this Agreement,  in any advertising or promotional materials without  the prior  approval of  Subadviser,  which  approval  shall not be unreasonably  withheld or delayed.  The Adviser  hereby  agrees to make all reasonable  efforts to cause the Fund and any Affiliate  thereof to satisfy the foregoing obligation.

          (b) Neither the Subadviser nor any Affiliate or agent of it shall make reference  to or use the name of the Adviser or any of its  Affiliates,  or any of their  clients,  except  references  concerning  the identity of and services  provided  by the  Adviser to a Fund or to the  Subadviser,  which references  shall not  differ  in  substance  from  those  included  in the
     Prospectus and this Agreement,  in any advertising or promotional materials without  the  prior  approval  of  Adviser,  which  approval  shall  not be unreasonably  withheld or delayed. The Subadviser hereby agrees to make all reasonable  efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

     14.  Amendment.  This  Agreement  may be amended  by mutual  consent of the parties, provided that the terms of any material amendment shall be approved by:
(a) the Trust's Board of Trustees or by a vote of a majority of the  outstanding voting  securities of the Funds (as required by the 1940 Act),  and (b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this  Agreement  cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     15.  Confidentiality.  Subject to the duties of the Adviser,  the Trust and the  Subadviser  to comply  with  applicable  law,  including  any demand of any regulatory or taxing  authority  having  jurisdiction,  the parties hereto shall treat as confidential and shall not disclose any and all information  pertaining to the Fund and the  actions  of the  Subadviser,  the  Adviser  and the Fund in respect thereof; except to the extent:

          (a)  Authorized.   The  Adviser  or  the  Trust  has  authorized  such
     disclosure;

          (b) Court or Regulatory  Authority.  Disclosure of such information is expressly  required or requested by a court or other  tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

          (c) Publicly Known Without Breach.  Such information  becomes known to the  general  public  without  a  breach  of this  Agreement  or a  similar confidential disclosure agreement regarding such information;

          (d) Already  Known.  Such  information  already was known by the party prior to the date hereof;

          (e) Received From Third Party.  Such  information  was or is hereafter rightfully  received by the party from a third party  (expressly  excluding the Fund's custodian,  prime broker and administrator)  without restriction on its  disclosure  and without  breach of this  Agreement  or of a similar confidential disclosure agreement regarding them; or

          (f) Independently  Developed.  The party independently  developed such information.

     16. Notice.  Any notice that is required to be given by the parties to each other  under the terms of this  Agreement  shall be in  writing,  delivered,  or mailed  postpaid  to  the  other  parties,  or  transmitted  by  facsimile  with acknowledgment  of  receipt,  to the  parties  at  the  following  addresses  or facsimile  numbers,  which may from time to time be  changed  by the  parties by notice to the other party:

     (a)  If to the Subadviser:

          Gartmore Morley Capital Management, Inc.
          1200 River Road
          Conshohocken, Pennsylvania 19428
          Attention: Legal Department.
          Facsimile: (484) 530-1323

     (b)  If to the Adviser:

          Gartmore Mutual Fund Capital Trust
          1200 River Road
          Conshohocken, PA, 19428
          Attention: Legal Department
          Facsimile: (484) 530-1323

     (c)  If to the Trust:

          Gartmore Mutual Funds
          1200 River Road
          Conshohocken, PA 19428
          Attention: Legal Department
          Facsimile: (484) 530-1323

     17.  Jurisdiction.  This  Agreement  shall be governed by and  construed in accordance with substantive  laws of the State of Delaware without  reference to choice of law  principles  thereof and in  accordance  with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

     18.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts,  each of which  shall be deemed an  original,  all of which  shall together constitute one and the same instrument.

     19. Certain  Definitions.  For the purposes of this Agreement and except as
otherwise  provided  herein,   "interested  person,"  "affiliated  person,"  and
"assignment" shall have their respective  meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     21. Severability.  If any provision of this Agreement shall be held or made invalid by a court  decision or  applicable  law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     22.  Entire  Agreement.   This  Agreement,   together  with  all  exhibits,
attachments and appendices,  contains the entire  understanding and agreement of the parties with respect to the subject matter hereof.

     23.  Gartmore  Mutual Funds and its Trustees.  The terms  "Gartmore  Mutual
Funds" and the  "Trustees of Gartmore  Mutual Funds" refer  respectively  to the
Trust created and the Trustees,  as trustees but not individually or personally, acting  from time to time  under the  Declaration  of Trust made and dated as of
September 30, 2004, as has been or may be amended  and/or  restated from time to time, and to which reference is hereby made.

            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the day and year first written above.

                                   TRUST
                                   GARTMORE MUTUAL FUNDS

                                   By:________________________________________
                                   Name:
                                   Title:

                                   ADVISER
                                   GARTMORE MUTUAL FUND CAPITAL TRUST

                                   By:________________________________________
                                   Name:
                                   Title:

                                   SUBADVISER
                                   GARTMORE MORLEY CAPITAL MANAGEMENT. INC.

                                   By:________________________________________
                                   Name:

                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                                     BETWEEN
                       GARTMORE MUTUAL FUND CAPITAL TRUST
                              GARTMORE MUTUAL FUNDS
                  AND GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

                           Effective [May 1, 2007]*

             Funds of the Trust                             Sub-Advisory Fees

Gartmore Short Duration Bond Fund               0.10% on assets up to $500 million
(formerly Morley Capital Accumulation Fund)     0.0975% on assets of $500 million and more but less
                                                than $1 billion
                                                0.0925% on assets of $1 billion or more

Gartmore Enhanced Income Fund                   0.10% on assets up to $500 million
(formerly Gartmore Morley Enhanced              0.0975% on assets of $500 million and more but
Income Fund)                                    less than $1 billion
                                                0.0925% on assets of $1 billion or more

*As approved at the January 11, 2007 Board Meeting

                                    EXHIBIT B
                           SUBADVISORY AGREEMENT AMONG
                              GARTMORE MUTUAL FUNDS,
                     GARTMORE MUTUAL FUND CAPITAL TRUST and
                    GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

                            Effective April 30, 2007

In connection  with securities  transactions  for a Fund, the Subadviser that is
(or whose  affiliated  person is) entering into the  transaction,  and any other investment  manager that is advising an affiliate of the Fund (or portion of the
Fund)  (collectively,  the "Managers" for the purposes of this Exhibit) entering into the transaction  are prohibited from consulting with each other  concerning transactions  for the Fund in  securities  or other assets and, if both Managers are  responsible  for  providing  investment  advice to the Fund,  the Manager's responsibility in providing advice is expressly limited to a discrete portion of the Fund's portfolio that it manages.

This prohibition does not apply to  communications  by the Adviser in connection with the  Adviser's  (i)  overall  supervisory  responsibility  for the  general management  and  investment  of the Fund's  assets;  (ii)  determination  of the allocation  of  assets  among  the  Manager(s),  if any;  and  (iii)  investment discretion with respect to the investment of Fund assets not otherwise  assigned to a Manager.

                                      TRUST
                                      GARTMORE MUTUAL FUNDS

                                      By:
                                      Name:
                                      Title:

                                      ADVISER
                                      GARTMORE MUTUAL FUND CAPITAL TRUST

                                      By:
                                      Name:
                                      Title:

                                      SUBADVISER
                                      GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

                                      By:
                                      Name:
                                      Title:

                                                                       EXHIBIT G

                                SUBADVISORY FEES

     The subadvisory fees for the GMCM Funds, New NorthPointe Funds, NorthPointe
Funds, and Growth Leaders Fund are provided below.  Compensation  payable to the
Subadviser is currently and will be paid by GMFCT.  The following  Funds are not responsible for payment of any subadvisory fees to the applicable Subadviser.

----------------------------- ---------------------------------------- --------------------------------------
Fund                          Original Subadvisory Fees                New Subadvisory Fees
----------------------------- ---------------------------------------- --------------------------------------
Gartmore Short Duration       N/A                                      0.10% on assets up to $500 million;
Bond Fund                                                              0.0975% on assets of $500 million
                                                                       and more but less than $1 billion;
                                                                       0.0925% on assets of $1 billion or
                                                                       more

----------------------------- ---------------------------------------- --------------------------------------
Gartmore Enhanced Income      N/A                                      0.10% on assets up to $500 million;
Fund                                                                   0.0975% on assets of $500 million
                                                                       and more but less than $1 billion;
                                                                       0.0925% on assets of $1 billion or
                                                                       more

----------------------------- ---------------------------------------- --------------------------------------
Gartmore Large Cap Value      0.35% on Subadvisor Assets up to $100    0.40% on Subadviser Assets up to
Fund                          million                                  $100
                              0.30% for Subadvisor Assets of $100      million;
                              million or more                          0.35% for Subadviser Assets of $100
                                                                       million or more

----------------------------- ---------------------------------------- --------------------------------------
Gartmore Value                0.700% on Subadviser Assets up to $250   0.40% on Subadviser Assets up to
Opportunities Fund            million                                  $250 million;
                              0.675% on Subadviser Assets of $250      0.35% on Subadviser Assets of $250
                              million and more but less than $1        million and more but less than $1
                              billion                                  billion;
                              0.650% on Subadviser Assets of $1        0.35% on Subadviser Assets of $1
                              billion and more but less than $2        billion and more but less than $2
                              billion                                  billion;
                              0.625% on Subadviser Assets of $2        0.35% on Subadviser Assets of $2
                              billion and more but less than $5        billion and more but less than $5
                              billion                                  billion;
                              0.600% for Subadviser Assets of $5       0.35% for Subadviser Assets of $5
                              billion or more                          billion or more

----------------------------- ---------------------------------------- --------------------------------------
Gartmore Mid Cap Growth Fund  N/A                                      0.40% on assets up to $250 million;
                                                                       0.350% on assets of $250 million and
                                                                       more but less than $1 billion;
                                                                       0.350% on assets of $1 billion and
                                                                       more but less than $2 billion;
                                                                       0.350% on assets of $2 billion and
                                                                       more but less than $5 billion;
                                                                       0.350% for assets of $5 billion and
                                                                       more

----------------------------- ---------------------------------------- --------------------------------------
Gartmore Micro Cap Equity     N/A                                      0.90% of the Fund's average daily
Fund                                                                   net assets

----------------------------- ---------------------------------------- --------------------------------------
Gartmore Small Cap Leaders    N/A                                      0.55% of the Fund's average daily
Fund (Small Cap Growth                                                 net assets
Sleeve)

----------------------------- ---------------------------------------- --------------------------------------
NorthPointe Small Cap Value   0.85% of the Fund's average daily net    0.45% of the Fund's average daily
Fund                          assets                                   net assets

----------------------------- ---------------------------------------- --------------------------------------
NorthPointe Small Cap         0.95% of the Fund's average daily net    0.55% of the Fund's average daily
Growth Fund                   assets                                   net assets

----------------------------- ---------------------------------------- --------------------------------------
Gartmore Mid Cap Growth       N/A                                      0.40% on assets up to $250 million;
Leaders Fund                                                           0.385% on assets of $250 million and
                                                                       more but less than $1 billion;
                                                                       0.37% on assets of $1 billion and
                                                                       more but less than $2 billion;
                                                                       0.355% on assets of $2 billion and
                                                                       more but less than $5 billion;
                                                                       0.34% on assets of $5 billion and
                                                                       more

----------------------------- ---------------------------------------- --------------------------------------

                                                                       EXHIBIT H

   FORM OF SUBADVISORY AGREEMENT BETWEEN THE TRUST, NEW GMFCT, AND NORTHPOINTE

                              SUBADVISORY AGREEMENT

     THIS  AGREEMENT is made and entered into as of the 1st day of May, 2007, by and among  GARTMORE  MUTUAL FUNDS,  a Delaware  statutory  trust (the  "Trust"),
GARTMORE  MUTUAL FUND CAPITAL TRUST (the  "Adviser") a Delaware  statutory trust registered under the Investment  Advisers Act of 1940, as amended (the "Advisers
Act"), and NORTHPOINTE  CAPITAL LLC, a limited  liability company under the laws of the  State of  Oregon  (the  "Subadviser"),  and also  registered  under  the
Advisers Act.

                                   WITNESSETH:

     WHEREAS,  the Trust is  registered  with the U.S.  Securities  and Exchange
Commission (the "SEC") as an open-end  management  investment  company under the
Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 1st day of May, 2007 (the "Advisory Agreement"),  been retained  to act as  investment  adviser  for certain of the series of the Trust that are listed on Exhibit A to this Agreement (each, a "Fund");

     WHEREAS,  the Adviser  represents  that it is willing and  possesses  legal authority to render such services  subject to the terms and conditions set forth in this Agreement;

     WHEREAS,  the  Trust  and the  Adviser  each  represent  that the  Advisory
Agreement  permits  the  Adviser to  delegate  certain  of its duties  under the
Advisory Agreement to other investment advisers,  subject to the requirements of the 1940 Act; and

     WHEREAS,  the  Adviser  desires  to retain  Subadviser  to assist it in the provision  of a  continuous  investment  program for that  portion of the Fund's assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services  subject to the terms and  conditions  set forth in this
Agreement,

     NOW,  THEREFORE,  the parties do mutually agree and promise as follows with respect to each Fund:

     1. Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage that portion or all of the assets of the Fund  that the  Adviser  from  time to time  upon  reasonable  prior  notice allocates  to, and puts under the control of, the  Subadviser  (the  "Subadviser
Assets")  subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement;  and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment  management of the Subadviser  Assets.  It is recognized that the Subadviser and certain of its affiliates now act, and that from time to time hereafter  may  act,  as  investment  adviser  to one or more  other  investment companies  and to fiduciary or other  managed  accounts and that the Adviser and the Trust cannot object to such activities.

     2. Duties of Subadviser.

          (a) Investments.  The Subadviser is hereby authorized and directed and hereby agrees,  subject to the stated investment  policies and restrictions of the  Fund  as set  forth  in the  Fund's  prospectus  and  statement  of additional  information  as  currently  in effect and, as soon as practical after the Trust, the Fund or the Adviser  notifies the Subadviser  thereof, as  supplemented  or amended  from time to time  (collectively  referred to hereinafter  as the  "Prospectus")  and  subject to the  directions  of the
     Adviser and the Trust's Board of Trustees, to monitor on a continuous basis the  performance  of the  Subadviser  Assets  and to  conduct a  continuous
     program  of  investment,   evaluation   and,  if   appropriate,   sale  and
     reinvestment  of the Subadviser  Assets.  The Adviser agrees to provide the
     Subadviser  with such  assistance  as may be  reasonably  requested  by the
     Subadviser  in  connection  with the  Subadviser's  activities  under  this
     Agreement, including, without limitation,  providing information concerning the Fund, its funds available,  or to become available,  for investment and generally as to the conditions of the Fund's or the Trust's affairs.

          (b) Compliance with Applicable  Laws and Governing  Documents.  In the performance of its services under this Agreement,  the Subadviser shall act in conformity with the Prospectus and the Trust's Agreement and Declaration
     of Trust and By-Laws as currently in effect and, as soon as practical after the Trust,  the Fund or the Adviser  notifies the  Subadviser  thereof,  as supplemented,  amended  and/or  restated  from  time to time  (referred  to hereinafter as the "Declaration of Trust" and "By-Laws,"  respectively) and with the instructions  and directions  received in writing from the Adviser or the  Trustees  of the Trust and will  conform to, and comply  with,  the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended
     (the  "Code"),  and  all  other  applicable  federal  and  state  laws  and regulations.  Without limiting the preceding sentence, the Adviser promptly shall  notify the  Subadviser  as to any act or omission of the  Subadviser hereunder  that the Adviser  reasonably  deems to  constitute  or to be the basis  of any  noncompliance  or  nonconformance  with  any of the  Trust's
     Declaration of Trust and By-Laws and the Prospectus,  the  instructions and directions  received  in writing  from the  Adviser or the  Trustees of the
     Trust or the 1940 Act, the Code, and all other applicable federal and state laws and  regulations.  Notwithstanding  the  foregoing,  the Adviser shall remain  responsible  for  ensuring  the  Fund's  and  the  Trust's  overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and  regulations  and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely  will  provide  the  Subadviser  with a copy of the  minutes  of the meetings  of the  Board of  Trustees  of the Trust to the  extent  they may affect a Fund or the services of the  Subadviser,  copies of any  financial statements or reports made by a Fund to its  shareholders,  and any further materials or information  which the  Subadviser  may reasonably  request to enable it to perform its functions under this Agreement.

     The Adviser shall  perform  quarterly  and annual tax  compliance  tests to ensure that the Fund is in compliance  with Subchapter M and Section 817(h)
     of the Code. In connection  with such compliance  tests,  the Adviser shall inform the  Subadviser  at least ten (10) business days prior to a calendar quarter  end if the  Subadviser  Assets  are  out of  compliance  with  the diversification  requirements  under either Subchapter M or Section 817(h).
     If the Adviser  notifies the Subadviser that the Subadviser  Assets are not in compliance with such requirements  noted above, the Subadviser will take prompt action to bring the Subadviser  Assets back into  compliance  within the time permitted under the Code thereunder.

          The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund's investment objectives,  policies and restrictions as stated in the Prospectus,  and the Subadviser  shall, in the performance of its duties and obligations  under this Agreement,  manage the Subadviser
     Assets  consistent  with such  changes,  provided that the  Subadviser  has received prompt notice of the  effectiveness of such changes from the Trust or the Adviser.  In addition to such notice,  the Adviser  shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The
     Adviser  acknowledges and will ensure that the Prospectus will at all times be in compliance  with all  disclosure  requirements  under all  applicable federal and state laws and  regulations  relating to the Trust or the Fund, including,  without limitation, the 1940 Act, and the rules and regulations thereunder,  and that the Subadviser  shall have no liability in connection therewith,  except as to the accuracy of material information  furnished in writing by the Subadviser to the Trust or to the Adviser  specifically  for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the
     Adviser in a timely manner such information  relating to the Subadviser and its  relationship  to, and actions  for, the Trust as may be required to be contained in the  Prospectus  or in the Trust's  Registration  Statement on
     Form N-1A.

          (c) Voting of Proxies.  The Adviser hereby delegates to the Subadviser the  Adviser's  discretionary  authority  to  exercise  voting  rights with respect to the  securities and other  investments in the Subadviser  Assets and  authorizes  the  Subadviser  to delegate  further  such  discretionary authority to a designee  identified  in a notice given to the Trust and the
     Adviser. The Subadviser,  including without limitation its designee,  shall have the power to vote,  either in person or by proxy,  all  securities  in which the  Subadviser  Assets may be invested from time to time,  and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect  thereto.  If both the Subadviser and another  entity  managing  assets of the Fund have  invested the Fund's assets in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the Fund's security.

          The Subadviser will establish a written  procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser  will provide the
     Adviser or its designee,  a copy of such  procedure and establish a process for the timely  distribution of the Subadviser's voting record with respect to the Fund's  securities and other  information  necessary for the Fund to complete  information  required  by Form  N-1A  under  the 1940 Act and the
     Securities Act of 1933, as amended (the "Securities  Act"), Form N-PX under the 1940 Act,  and Form  N-CSR  under the  Sarbanes-Oxley  Act of 2002,  as amended, respectively.

          (d) Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser's and the Trust's agent and  attorney-in-fact  for the limited purposes of executing  account documentation,  agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection  with its  management of the Subadviser  Assets.  The Subadviser agrees  to  provide  the  Adviser  and the  Trust  with  copies of any such agreements executed on behalf of the Adviser or the Trust.

          (e)  Brokerage.   The   Subadviser  is  authorized,   subject  to  the
     supervision  of the Adviser and the plenary  authority of the Trust's Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment  and  reinvestment,  including  without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively  "Brokers")
     as  Subadviser  may  elect  and  negotiate  commissions  to be paid on such transactions.  The  Subadviser,  however,  is not  required  to obtain  the consent  of  the  Adviser  or  the  Trust's  Board  of  Trustees  prior  to establishing  any such brokerage  account.  The Subadviser  shall place all orders for the  purchase  and sale of  portfolio  investments  for a Fund's account with Brokers  selected by the Subadviser.  In the selection of such
     Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable  price and execution  available,  except to the extent it may be  permitted  to pay higher  brokerage  commissions  for brokerage and research services, as provided below. In using its reasonable efforts  to  obtain  for a Fund  the most  favorable  price  and  execution available, the Subadviser,  bearing in mind the best interests of each Fund at all times,  shall  consider  all  factors it deems  relevant,  including price,  the size of the  transaction,  the breadth and nature of the market for the  security,  the  difficulty  of the  execution,  the  amount of the commission,  if any,  the  timing of the  transaction,  market  prices  and trends,  the reputation,  experience and financial  stability of the Broker involved,  and the  quality  of  service  rendered  by the  Broker in other transactions.  Notwithstanding  the foregoing,  neither the Trust, the Fund nor the Adviser  shall  instruct  the  Subadviser  to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine,  or as may be mutually agreed to by the  Adviser and the  Subadviser,  the  Subadviser  is  authorized  but not obligated to cause,  and shall not be deemed to have acted unlawfully or to have  breached  any duty created by this  Agreement or otherwise  solely by reason  of its  having  caused,  the  Fund to pay a  Broker  that  provides brokerage and research services (within the meaning of Section 28(e) of the
     Securities  Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment  transaction that is in excess of the amount of  commission  that  another  Broker  would have charged for effecting that  transaction  if, but only if, the Subadviser  determines in good faith that such  commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular  transaction or the overall responsibility of the
     Subadviser with respect to the accounts as to which it exercises investment discretion.

          It is  recognized  that the  services  provided by such Brokers may be useful to the Subadviser in connection  with the  Subadviser's  services to other clients.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best  interests  of the Fund with respect to the
     Subadviser  Assets  as  well  as  other  clients  of  the  Subadviser,  the
     Subadviser,  to the extent  permitted by applicable  laws and  regulations, may, but shall be under no obligation  to,  aggregate the  securities to be sold or  purchased  in order to obtain  the most  favorable  price or lower brokerage commissions and efficient execution. In such event, allocation of securities  so sold or purchased,  as well as the expenses  incurred in the transaction,  will be made by the  Subadviser in the manner the  Subadviser considers  to be the most  equitable  and  consistent  with  its  fiduciary obligations to each Fund and to such other clients.  It is recognized  that in some  cases,  this  procedure  may  adversely  affect  the price paid or received  by the  Fund  or the  size of the  position  obtainable  for,  or disposed of by, the Fund with respect to the Subadviser Assets.

          (f) Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund;  provided,  however,  the
     Subadviser  or  any  affiliated  person  of  the  Subadviser  may  purchase
     securities  or  other   instruments   from  or  sell  securities  or  other
     instruments to the Fund if such transaction is permissible under applicable laws and regulations,  including,  without limitation, the 1940 Act and the
     Advisers Act and the rules and regulations promulgated thereunder.

          The  Subadviser,  on its own  behalf  and with  respect  to its Access
     Persons  (as defined in  subsection  (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics  (which shall comply in all material  respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the  reporting  requirements  of Rule 17j-1,  which may include either (i)  certifying  to the Adviser that the  Subadviser  and its Access
     Persons have complied with the Subadviser's  Code of Ethics with respect to the  Subadviser  Assets  or (ii)  identifying  any  violations  which  have occurred with respect to the Subadviser  Assets.  The Subadviser  will have also submitted its Code of Ethics for its initial  approval by the Board of
     Trustees  no  later  than  the  date of  execution  of this  agreement  and subsequently within six months of any material change thereto.

          (g) Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable  laws and  regulations of all matters hereunder  pertaining  to the  Subadviser  Assets (the  "Fund's  Records"),
     including,   without  limitation,   brokerage  and  other  records  of  all
     securities  transactions.  The  Subadviser  acknowledges  that  the  Fund's
     Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund's  Records under the Advisers Act or other applicable  law and except  that the  Subadviser,  at its own  expense,  is entitled  to make and keep a copy of the Fund's  Records  for its  internal files. The Fund's Records shall be available to the Adviser or the Trust at any time upon reasonable  request during normal business hours and shall be available for  telecopying  promptly to the Adviser during any day that the
     Fund is open for business as set forth in the Prospectus.

          (h) Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust  reasonably  may request in good faith, the  Subadviser  will  furnish the  requesting  party  reports on portfolio transactions and reports on the Subadviser  Assets,  all in such reasonable detail as the parties may  reasonably  agree in good faith.  The Subadviser will also  inform the  Adviser in a timely  manner of  material  changes in portfolio  managers  responsible for Subadviser  Assets, any changes in the ownership or management of the  Subadviser,  or of material  changes in the control of the  Subadviser.  Upon the Trust's or the  Adviser's  reasonable request,  the Subadviser  will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets via telephone on a quarterly  basis and on a less frequent basis as agreed upon by the parties in person.

          Subject to the other provisions of this Agreement, the Subadviser will also provide such  information or perform such additional acts with respect to the Subadviser  Assets as are  reasonably  required for the Trust or the
     Adviser to comply with their respective  obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

          (i) Custody  Arrangements.  The Trust or the Adviser  shall notify the
     Subadviser  of the  identities  of its  custodian  banks  and  the  custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser  written  notice of any changes in such  custodian  banks or custody arrangements. The Subadviser shall on each business day provide the
     Adviser and the Trust's  custodian such  information as the Adviser and the
     Trust's  custodian  may  reasonably  request in good faith  relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian  banks to (A) carry  out all  investment  instructions  as may be directed by the  Subadviser  with respect to the  Subadviser  Assets (which instructions may be orally given if confirmed in writing);  and (B) provide
     the  Subadviser  with  all  operational   information   necessary  for  the
     Subadviser  to trade the  Subadviser  Assets  on  behalf  of the Fund.  The
     Subadviser  shall  have no  liability  for the  acts  or  omissions  of the authorized  custodian(s),  unless  such act or  omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

     3. Independent  Contractor.  In the performance of its services  hereunder, the  Subadviser is and shall be an independent  contractor and unless  otherwise expressly  provided  herein or otherwise  authorized  in writing,  shall have no authority to act for or represent the Fund,  the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

     4. Expenses.  During the term of this  Agreement,  Subadviser  will pay all expenses  incurred by it in connection with its activities under this Agreement.
The Subadviser shall, at its sole expense,  employ or associate itself with such persons as it believes to be  particularly  fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust's,  the Fund's or Adviser's expenses,  which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage  commissions and other  transaction  charges,  if any) purchased for a
Fund and any losses  incurred in  connection  therewith,  expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock  borrowed  to cover a short sale and  interest,  fees or other  charges incurred in connection with leverage and related  borrowings with respect to the
Subadviser Assets,  organizational and offering expenses (which include, but are not limited to,  out-of-pocket  expenses,  but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental  fees; dues and expenses  incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials,  prospectuses,  stock certificates and distribution of dividends;  charges of the Fund's custodians and sub-custodians,  administrators and sub-administrators,  registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any;  registration  and filing fees of the SEC;  expenses of registering or qualifying securities of the Fund for sale in the various states;
freight  and  other  charges  in  connection  with the  shipment  of the  Fund's portfolio securities;  fees and expenses of non-interested Trustees; salaries of shareholder  relations  personnel;  costs of shareholders  meetings;  insurance;
interest;   brokerage   costs;   and  litigation  and  other   extraordinary  or
non-recurring  expenses.  The Trust or the  Adviser,  as the case may be,  shall reimburse the  Subadviser for any expenses of the Funds or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The
Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     5. Compensation.  For the services provided pursuant to this Agreement, the
Subadviser is entitled to the fee listed for the Fund on Exhibit A hereto.  Such fees will be computed  daily and paid no later than the seventh  (7th)  business day following the end of each month,  from the Adviser or the Trust,  calculated at an annual rate based on the Subadviser Assets' average daily net assets.

The  method of  determining  the net asset  value of the  Subadviser  Assets for purposes  hereof shall be the same as the method of determining  net asset value for purposes of establishing  the offering and redemption price of the shares of the Trust as  described in the Fund's  Prospectus.  If this  Agreement  shall be effective for only a portion of a month with respect to the Fund,  the aforesaid fee shall be prorated for the portion of such month during which this  Agreement is in effect for the Fund.

     6. Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

          (a) The  Subadviser is  registered as an investment  adviser under the
     Advisers Act;

          (b) The Subadviser is registered as a Commodity  Trading Advisor under the  Commodity  Exchange  Act, as amended (the "CEA"),  with the  Commodity
     Futures Trading  Commission  (the "CFTC"),  or is not required to file such registration;

          (c) The Subadviser is a limited  liability  company duly organized and properly  registered  and  operating  under the laws of the State of Oregon with the power to own and possess  its assets and carry on its  business as it is now being conducted and as proposed to be conducted hereunder;

          (d) The execution,  delivery and performance by the Subadviser of this
     Agreement are within the Subadviser's  powers and have been duly authorized by all necessary  actions of its directors or  shareholders,  and no action by, or in respect of, or filing  with,  any  governmental  body,  agency or official is required on the part of the Subadviser for execution,  delivery and  performance  by the Subadviser of this  Agreement,  and the execution, delivery  and  performance  by the  Subadviser  of  this  Agreement  do not contravene or constitute a violation of, or a material  default under,  (i)
     any provision of applicable law, rule or regulation,  (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

          (e) The Form ADV of the  Subadviser  provided  to the  Adviser and the
     Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC,  that part or parts  maintained  in the records of the  Adviser,  and/or that part or parts  provided or offered to clients,  in  each  case as  required  under  the  Advisers  Act and  rules thereunder,  and the information contained therein is accurate and complete in all  material  respects  and does not omit to state  any  material  fact
     necessary  in  order  to  make  the  statements   made,  in  light  of  the
     circumstances under which they were made, not misleading.

     7.  Representations  and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

          (a) The  Adviser is  registered  as an  investment  adviser  under the
     Advisers Act;

          (b) The Adviser has filed a notice of exemption  pursuant to Rule 4.14 under the CEA with the CFTC and the National Futures  Association or is not
     required to file such exemption;

          (c) The  Adviser is a  statutory  trust  duly  organized  and  validly existing  under the laws of the State of Delaware with the power to own and possess its assets and carry on its  business as it is now being  conducted and as proposed to be conducted hereunder;

          (d) The  execution,  delivery and  performance  by the Adviser of this
     Agreement are within the Adviser's  powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder,  and no action  by, or in  respect  of,  or  filing  with,  any governmental  body,  agency  or  official  is  required  on the part of the
     Adviser for the execution,  delivery and performance by the Adviser of this
     Agreement,  and the execution,  delivery and  performance by the Adviser of this  Agreement  do not  contravene  or  constitute  a  violation  of, or a material  default  under,  (i) any  provision of  applicable  law,  rule or
     regulation,   (ii)  the  Adviser's  governing  instruments,  or  (iii)  any agreement,  judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (e) The Form ADV of the  Adviser  provided to the  Subadviser  and the
     Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC,  that part or parts  maintained  in the records of the  Adviser,  and/or that part or parts  provided or offered to clients,  in  each  case as  required  under  the  Advisers  Act and  rules thereunder,  and the information contained therein is accurate and complete in all  material  respects  and does not omit to state  any  material  fact
     necessary  in  order  to  make  the  statements   made,  in  light  of  the
     circumstances under which they were made, not misleading;

          (f)  The  Adviser   acknowledges  that  it  received  a  copy  of  the
     Subadviser's Form ADV prior to the execution of this Agreement; and

          (g) The  Adviser  and the Trust have duly  entered  into the  Advisory
     Agreement  pursuant to which the Trust  authorized  the Adviser to delegate certain of its duties  under the  Advisory  Agreement  to other  investment advisers,  including  without  limitation,  the appointment of a subadviser with respect to assets of each of the Trust's mutual fund series, including
     without   limitation  the  Adviser's  entering  into  and  performing  this
     Agreement.

     8.  Representations  and Warranties of the Trust.  The Trust represents and warrants to the Adviser and the Subadviser as follows:

          (a) The Trust is a statutory  trust duly  formed and validly  existing under the laws of the State of  Delaware  with the power to own and possess its assets and carry on its  business as it is now being  conducted  and as proposed to be conducted hereunder;

          (b) The Trust is registered  as an  investment  company under the 1940
     Act and has elected to qualify and has  qualified,  together with the Fund, as a regulated investment company under the Code, and the Fund's shares are registered under the Securities Act;

          (c) The  execution,  delivery  and  performance  by the  Trust of this
     Agreement  are within the Trust's  powers and have been duly  authorized by all  necessary  action on the part of the Trust and its Board of  Trustees, and no action by, or in respect of, or filing with, any governmental  body, agency or official is required on the part of the Trust for the  execution, delivery  and  performance  by the  Adviser  of  this  Agreement,  and  the execution,  delivery and  performance by the Trust of this Agreement do not contravene  or  constitute a default  under (i) any provision of applicable law, rule or regulation,  (ii) the Trust's governing instruments,  or (iii)
     any agreement,  judgment,  injunction,  order,  decree or other  instrument binding upon the Trust; and

          (d) The Trust acknowledges that it received a copy of the Subadviser's
     Form ADV prior to the execution of this Agreement.

     9. Survival of Representations and Warranties;  Duty to Update Information.
All representations  and warranties made by the Subadviser,  the Adviser and the
Trust  pursuant to the  recitals  above and  Sections 6, 7 and 8,  respectively, shall survive for the duration of this  Agreement  and the parties  hereto shall promptly  notify  each  other in  writing  upon  becoming  aware that any of the foregoing  representations  and warranties are no longer true or accurate in all material effects.

     10. Liability and Indemnification.

          (a)  Liability.  The  Subadviser  shall  exercise its best judgment in rendering its services in accordance with the terms of this Agreement,  but otherwise,  in the  absence  of  willful  misfeasance,  bad  faith or gross negligence  on the part of the  Subadviser  or a reckless  disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if  any,  who  within  the  meaning  of the  Securities  Act  controls  the
     Subadviser  ("Controlling  Persons"),  if any,  shall not be subject to any expenses or liability to the Adviser,  any other  subadviser to a Fund, the
     Trust or a Fund or any of a Fund's  shareholders,  in  connection  with the matters to which this Agreement  relates,  including without limitation for any  losses  that may be  sustained  in the  purchase,  holding  or sale of
     Subadviser  Assets.  The  Adviser  shall  exercise  its  best  judgment  in rendering its  obligations in accordance  with the terms of this Agreement, but otherwise  (except as set forth in Section 10(c) below), in the absence of willful  misfeasance,  bad faith or gross  negligence on the part of the
     Adviser or a reckless disregard of its duties hereunder,  the Adviser,  any of its Affiliates and each of the Adviser's  Controlling  Persons,  if any, shall not be subject to any  liability  to the  Subadviser,  for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be  sustained in the  purchase,  holding or sale of
     Subadviser  Assets.  Notwithstanding  the  foregoing,  nothing herein shall relieve the Adviser and the Subadviser from any of their  obligations under applicable  law,  including,  without  limitation,  the  federal  and state securities laws and the CEA.

          (b)  Indemnification.  The Subadviser shall indemnify the Adviser, the
     Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses,  including  without  limitation  reasonable attorneys' fees and expenses,  which the Adviser, the Trust and/or the Fund and their  respective  Affiliates and Controlling  Persons may sustain as a
     result  of  the  Subadviser's   willful   misfeasance,   bad  faith,  gross
     negligence,  reckless  disregard  of its duties  hereunder  or violation of applicable  law,  including,  without  limitation,  the  federal  and state securities laws or the CEA. The Adviser shall indemnify the Subadviser, its
     Affiliates  and its  Controlling  Persons,  for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which may be  sustained as a result of the  Adviser's  willful  misfeasance,  bad faith,  gross  negligence,  reckless  disregard of its duties  hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

          The Trust shall  indemnify  the  Subadviser,  its  Affiliates  and its
     Controlling  Persons,  for any liability and  expenses,  including  without limitation reasonable attorneys' fees and expenses,  which may be sustained
     as  a  result  of  the  Trust's  willful  misfeasance,   bad  faith,  gross
     negligence,  reckless  disregard  of its duties  hereunder  or violation of applicable  law,  including,  without  limitation,  the  federal  and state securities laws or the CEA.

          (c) The Subadviser shall not be liable to the Adviser for (i) any acts of the  Adviser  or any  other  subadviser  to a Fund with  respect  to the portion of the assets of that Fund not managed by Subadviser,  or (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited  to, a failure  of the  Adviser  to provide  accurate  and  current information  with respect to any records  maintained  by the Adviser or any other  subadviser to a Fund,  which  records are not also  maintained by or otherwise available to the Subadviser upon reasonable request.  The Adviser agrees that Subadviser shall manage the Subadviser Assets as if they were a separate operating Fund as set forth in Section 2(b) of this Agreement. The
     Adviser shall  indemnify the  Subadviser,  its Affiliates  and  Controlling
     Persons from any liability  arising from the conduct of the Adviser and any other  subadviser  with  respect to the  portion  of the Fund's  assets not allocated to the Subadviser.

     11. Duration and Termination.

          (a) Duration. Unless sooner terminated,  this Agreement shall continue until May 1,  2008,  with  respect to any Fund  covered  by this  Agreement initially  and for an initial  two-year  period  for any Fund  subsequently added to the Agreement,  and thereafter  shall continue  automatically  for successive  annual  periods with respect to each such Fund,  provided  such continuance is specifically approved at least annually by the Trust's Board of  Trustees  or vote of the  lesser  of (a) 67% of the  shares of the Fund represented  at a meeting if  holders  of more than 50% of the  outstanding shares of the Fund are  present  in person or by proxy or (b) more than 50%
     of the  outstanding  shares of the Fund;  provided that in either event its continuance  also is approved by a majority of the Trust's Trustees who are not "interested  persons" (as defined in the 1940 Act) of any party to this
     Agreement,  by vote cast in person at a meeting  called for the  purpose of voting on such approval.

          (b)  Termination.  Notwithstanding  whatever may be provided herein to the contrary,  this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

               (i) By vote of a majority of the Trust's Board of Trustees, or by
          "vote of a majority of the outstanding  voting securities" of the Fund
          (as defined in the 1940 Act),  or by the Adviser,  in each case,  upon not more than 60 days' written notice to the Subadviser;

               (ii) By any party hereto  immediately  upon written notice to the other  parties  in the  event of a  breach  of any  provision  of this
          Agreement by either of the other parties; or

               (iii)  By the  Subadviser  upon not  more  than 60 days'  written notice to the Adviser and the Trust.

     This  Agreement  shall not be assigned (as such term is defined in the 1940
Act) and shall  terminate  automatically  in the event of its assignment or upon the termination of the Advisory Agreement.

     12.   Duties  of  the  Adviser.   The  Adviser   shall   continue  to  have
responsibility  for all  services  to be  provided  to the Fund  pursuant to the
Advisory Agreement and shall oversee and review the Subadviser's  performance of its duties  under this  Agreement.  Nothing  contained in this  Agreement  shall obligate the Adviser to provide any funding or other  support for the purpose of directly or indirectly promoting investments in the Fund.

     13. Reference to Adviser and Subadviser.

          (a)  Neither the  Adviser  nor any  Affiliate  or agent of the Adviser shall  make  reference  to or use  the  name  of  Subadviser  or any of its
     Affiliates,  or any of their  clients,  except  references  concerning  the identity  of and  services  provided  by the  Subadviser  to a Fund,  which references  shall not  differ  in  substance  from  those  included  in the
     Prospectus and this Agreement,  in any advertising or promotional materials without  the prior  approval of  Subadviser,  which  approval  shall not be unreasonably  withheld or delayed.  The Adviser  hereby  agrees to make all reasonable  efforts to cause the Fund and any Affiliate  thereof to satisfy the foregoing obligation.

          (b)  Neither  the  Subadviser  nor  any  Affiliate  or  agent  of  the
     Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates,  or any of their clients,  except references concerning the identity  of and  services  provided  by the  Adviser  to a Fund  or to the
     Subadviser,  which  references  shall not  differ in  substance  from those included  in the  Prospectus  and this  Agreement,  in any  advertising  or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable  efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

     14.  Amendment.  This  Agreement  may be amended  by mutual  consent of the parties, provided that the terms of any material amendment shall be approved by:
(a) the Trust's Board of Trustees or by a vote of a majority of the  outstanding voting  securities of the Funds (as required by the 1940 Act),  and (b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this  Agreement  cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     15.  Confidentiality.  Subject to the duties of the Adviser,  the Trust and the  Subadviser  to comply  with  applicable  law,  including  any demand of any regulatory or taxing  authority  having  jurisdiction,  the parties hereto shall treat as confidential and shall not disclose any and all information  pertaining to the Fund and the  actions  of the  Subadviser,  the  Adviser  and the Fund in respect thereof; except to the extent:

          (a)  Authorized.   The  Adviser  or  the  Trust  has  authorized  such
     disclosure;

          (b) Court or Regulatory  Authority.  Disclosure of such information is expressly  required or requested by a court or other  tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

          (c) Publicly Known Without Breach.  Such information  becomes known to the  general  public  without  a  breach  of this  Agreement  or a  similar confidential disclosure agreement regarding such information;

          (d) Already  Known.  Such  information  already was known by the party prior to the date hereof;

          (e) Received From Third Party.  Such  information  was or is hereafter rightfully  received by the party from a third party  (expressly  excluding the Fund's custodian,  prime broker and administrator)  without restriction on its  disclosure  and without  breach of this  Agreement  or of a similar confidential disclosure agreement regarding them; or

          (f) Independently  Developed.  The party independently  developed such information.

     16. Notice.  Any notice that is required to be given by the parties to each other  under the terms of this  Agreement  shall be in  writing,  delivered,  or mailed  postpaid  to  the  other  parties,  or  transmitted  by  facsimile  with acknowledgment  of  receipt,  to the  parties  at  the  following  addresses  or facsimile  numbers,  which may from time to time be  changed  by the  parties by notice to the other party:

          (a)  If to the Subadviser:

               NorthPointe Capital, LLC
               101 West Big Beaver Road, Suite 745
               Troy, Michigan 48084

          (b)  If to the Adviser:

               Gartmore Mutual Fund Capital Trust
               1200 River Road
               Conshohocken, PA, 19428
               Attention: Legal Department
               Facsimile: (484) 530-1323

          (c)  If to the Trust:

               Gartmore Mutual Funds
               1200 River Road
               Conshohocken, PA 19428
               Attention: Legal Department
               Facsimile: (484) 530-1323

     17.  Jurisdiction.  This  Agreement  shall be governed by and  construed in accordance with substantive  laws of the State of Delaware without  reference to choice of law  principles  thereof and in  accordance  with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

     18.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts,  each of which  shall be deemed an  original,  all of which  shall together constitute one and the same instrument.

     19. Certain  Definitions.  For the purposes of this Agreement and except as
otherwise  provided  herein,   "interested  person,"  "affiliated  person,"  and
"assignment" shall have their respective  meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     21. Severability.  If any provision of this Agreement shall be held or made invalid by a court  decision or  applicable  law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     22.  Entire  Agreement.   This  Agreement,   together  with  all  exhibits,
attachments and appendices,  contains the entire  understanding and agreement of the parties with respect to the subject matter hereof.

     23.  Gartmore  Mutual Funds and its Trustees.  The terms  "Gartmore  Mutual
Funds" and the  "Trustees of Gartmore  Mutual Funds" refer  respectively  to the
Trust created and the Trustees,  as trustees but not individually or personally, acting  from time to time  under the  Declaration  of Trust made and dated as of
September 30, 2004, as has been or may be amended  and/or  restated from time to time, and to which reference is hereby made.

     IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the day and year first written above.

                                 TRUST

                                 GARTMORE MUTUAL FUNDS

                                 By:
                                 Name:
                                 Title:

                                 ADVISER

                                 GARTMORE MUTUAL FUND CAPITAL TRUST

                                 By:
                                 Name:
                                 Title:

                                 SUBADVISER

                                 NORTHPOINTE CAPITAL LLC

                                 By:
                                 Name:
                                 Title:

                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                                     BETWEEN
                             GARTMORE MUTUAL FUNDS,
                       GARTMORE MUTUAL FUND CAPITAL TRUST
                                       AND
                            NORTHPOINTE CAPITAL, LLC
                             Effective May 1, 2007*

         Funds of the Trust                          Subadvisory Fees

Gartmore Large Cap Value Fund                        0.40% on Subadviser Assets up to $100
                                                     0.35% for Subadviser Assets of $100 million or more

Gartmore Value Opportunities Fund                    0.40% on Subadviser Assets up to $250 million
                                                     0.35% on Subadviser Assets of $250 million and
                                                     more but less than $1 billion
                                                     0.35% on Subadviser Assets of $1 billion and more
                                                     but less than $2 billion
                                                     0.35% on Subadviser Assets of $2 billion and more
                                                     but less than $5 billion
                                                     0.35% for Subadviser Assets of $5 billion or more

Gartmore Mid Cap Growth Fund                         0.40% on assets up to $250 million
                                                     0.35% on assets of $250 million and more but less
                                                     than $1 billion
                                                     0.35% on assets of $1 billion and more but less than
                                                     $2 billion
                                                     0.35% on assets of $2 billion and more but less than
                                                     $5 billion
                                                     0.35% for assets of $5 billion and more

Gartmore Micro Cap Equity Fund                       0.90% of the Fund's average daily net assets

Gartmore Small Cap Leaders Fund                      0.55% of the Fund's average daily net assets
(Small Cap Growth Sleeve)

NorthPointe Small Cap Value Fund                     0.45% of the Fund's average daily net assets

NorthPointe Small Cap Growth Fund                    0.55% of the Fund's average daily net assets

*As initially  approved at the January 11, 2007 Board meeting and proposed to be ratified at the March 2007 Board Meeting.

                                         TRUST
                                         GARTMORE MUTUAL FUNDS

                                         By:
                                         Name:
                                         Title:

                                         ADVISER
                                         GARTMORE MUTUAL FUND CAPITAL TRUST

                                         By:
                                         Name:
                                         Title:

                                         SUBADVISER
                                         NORTHPOINTE CAPITAL LLC

                                         By:
                                         Name:
                                         Title:

                                    EXHIBIT B
                           SUBADVISORY AGREEMENT AMONG
                             GARTMORE MUTUAL FUNDS,
                     GARTMORE MUTUAL FUND CAPITAL TRUST and
                            NORTHPOINTE CAPITAL, LLC
                              Effective May 1, 2007

In connection  with securities  transactions  for a Fund, the Subadviser that is
(or whose  affiliated  person is) entering into the  transaction,  and any other investment  manager that is advising an affiliate of the Fund (or portion of the
Fund)  (collectively,  the "Managers" for the purposes of this Exhibit) entering into the transaction  are prohibited from consulting with each other  concerning transactions  for the Fund in  securities  or other assets and, if both Managers are  responsible  for  providing  investment  advice to the Fund,  the Manager's responsibility in providing advice is expressly limited to a discrete portion of the Fund's portfolio that it manages.

This prohibition does not apply to  communications  by the Adviser in connection with the  Adviser's  (i)  overall  supervisory  responsibility  for the  general management  and  investment  of the Fund's  assets;  (ii)  determination  of the allocation  of  assets  among  the  Manager(s),  if any;  and  (iii)  investment discretion with respect to the investment of Fund assets not otherwise  assigned to a Manager.

                                         TRUST
                                         GARTMORE MUTUAL FUNDS

                                         By:
                                         Name:
                                         Title:

                                         ADVISER
                                         GARTMORE MUTUAL FUND CAPITAL TRUST

                                         By:
                                         Name:
                                         Title:

                                         SUBADVISER
                                         NORTHPOINTE CAPITAL LLC

                                         By:
                                         Name:
                                         Title:

                                                                       EXHIBIT I

       FORM OF SUBADVISORY AGREEMENT BETWEEN THE TRUST, NEW GMFCT, AND NSA

                              SUBADVISORY AGREEMENT

     THIS AGREEMENT is made and entered into effective the 1st day of May, 2007, by and among GARTMORE  MUTUAL FUNDS, a Delaware  statutory  trust (the "Trust"),
GARTMORE  MUTUAL FUND CAPITAL TRUST (the  "Adviser") a Delaware  statutory trust registered under the Investment  Advisers Act of 1940, as amended (the "Advisers
Act"),  and  NATIONWIDE  SEPARATE  ACCOUNTS,  LLC, a limited  liability  company organized under the laws of the State of New York (the  "Subadviser"),  and also registered under the Advisers Act.

                                   WITNESSETH:

     WHEREAS,  the Trust is  registered  with the U.S.  Securities  and Exchange
Commission (the "SEC") as an open-end  management  investment  company under the
Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated of the 1st day of May,  2007 (the  "Advisory  Agreement"),  been retained  to act as  investment  adviser  for certain of the series of the Trust that are listed on Exhibit A to this Agreement (each, a "Fund");

     WHEREAS,  the Adviser  represents  that it is willing and  possesses  legal authority to render such services  subject to the terms and conditions set forth in this Agreement;

     WHEREAS,  the  Trust  and the  Adviser  each  represent  that the  Advisory
Agreement  permits  the  Adviser to  delegate  certain  of its duties  under the
Advisory Agreement to other investment advisers,  subject to the requirements of the 1940 Act; and

     WHEREAS,  the  Adviser  desires  to retain  Subadviser  to assist it in the provision  of a  continuous  investment  program for that  portion of the Fund's assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services  subject to the terms and  conditions  set forth in this
Agreement,

     NOW,  THEREFORE,  the parties do mutually agree and promise as follows with respect to each Fund:

     1. Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage that portion or all of the assets of the Fund  that the  Adviser  from  time to time  upon  reasonable  prior  notice allocates  to, and puts under the control of, the  Subadviser  (the  "Subadviser
Assets")  subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement;  and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment  management of the Subadviser  Assets.  It is recognized that the Subadviser and certain of its affiliates now act, and that from time to time hereafter  may  act,  as  investment  adviser  to one or more  other  investment companies  and to fiduciary or other  managed  accounts and that the Adviser and the Trust cannot object to such activities.

     2. Duties of Subadviser.

          (a) Investments.  The Subadviser is hereby authorized and directed and hereby agrees,  subject to the stated investment  policies and restrictions of the  Fund  as set  forth  in the  Fund's  prospectus  and  statement  of additional  information  as  currently  in effect and, as soon as practical after the Trust, the Fund or the Adviser  notifies the Subadviser  thereof, as  supplemented  or amended  from time to time  (collectively  referred to hereinafter  as the  "Prospectus")  and  subject to the  directions  of the
     Adviser and the Trust's Board of Trustees, to monitor on a continuous basis the  performance  of the  Subadviser  Assets  and to  conduct a  continuous
     program  of  investment,   evaluation   and,  if   appropriate,   sale  and
     reinvestment  of the Subadviser  Assets.  The Adviser agrees to provide the
     Subadviser  with such  assistance  as may be  reasonably  requested  by the
     Subadviser  in  connection  with the  Subadviser's  activities  under  this
     Agreement, including, without limitation,  providing information concerning the Fund, its funds available,  or to become available,  for investment and generally as to the conditions of the Fund's or the Trust's affairs.

          (b) Compliance with Applicable  Laws and Governing  Documents.  In the performance of its services under this Agreement,  the Subadviser shall act in conformity with the Prospectus and the Trust's Agreement and Declaration
     of Trust and By-Laws as currently in effect and, as soon as practical after the Trust,  the Fund or the Adviser  notifies the  Subadviser  thereof,  as supplemented,  amended  and/or  restated  from  time to time  (referred  to hereinafter as the "Declaration of Trust" and "By-Laws,"  respectively) and with the instructions  and directions  received in writing from the Adviser or the  Trustees  of the Trust and will  conform to, and comply  with,  the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended
     (the  "Code"),  and  all  other  applicable  federal  and  state  laws  and regulations.  Without limiting the preceding sentence, the Adviser promptly shall  notify the  Subadviser  as to any act or omission of the  Subadviser hereunder  that the Adviser  reasonably  deems to  constitute  or to be the basis  of any  noncompliance  or  nonconformance  with  any of the  Trust's
     Declaration of Trust and By-Laws and the Prospectus,  the  instructions and directions  received  in writing  from the  Adviser or the  Trustees of the
     Trust or the 1940 Act, the Code, and all other applicable federal and state laws and  regulations.  Notwithstanding  the  foregoing,  the Adviser shall remain  responsible  for  ensuring  the  Fund's  and  the  Trust's  overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and  regulations  and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely  will  provide  the  Subadviser  with a copy of the  minutes  of the meetings  of the  Board of  Trustees  of the Trust to the  extent  they may affect a Fund or the services of the  Subadviser,  copies of any  financial statements or reports made by a Fund to its  shareholders,  and any further materials or information  which the  Subadviser  may reasonably  request to enable it to perform its functions under this Agreement.

          The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance  with Subchapter M and Section 817(h)
     of the Code. In connection  with such compliance  tests,  the Adviser shall inform the  Subadviser  at least ten (10) business days prior to a calendar quarter  end if the  Subadviser  Assets  are  out of  compliance  with  the diversification  requirements  under either Subchapter M or Section 817(h).
     If the Adviser  notifies the Subadviser that the Subadviser  Assets are not in compliance with such requirements  noted above, the Subadviser will take prompt action to bring the Subadviser  Assets back into  compliance  within the time permitted under the Code thereunder.

          The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund's investment objectives,  policies and restrictions as stated in the Prospectus,  and the Subadviser  shall, in the performance of its duties and obligations  under this Agreement,  manage the Subadviser
     Assets  consistent  with such  changes,  provided that the  Subadviser  has received prompt notice of the  effectiveness of such changes from the Trust or the Adviser.  In addition to such notice,  the Adviser  shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The
     Adviser  acknowledges and will ensure that the Prospectus will at all times be in compliance  with all  disclosure  requirements  under all  applicable federal and state laws and  regulations  relating to the Trust or the Fund, including,  without limitation, the 1940 Act, and the rules and regulations thereunder,  and that the Subadviser  shall have no liability in connection therewith,  except as to the accuracy of material information  furnished in writing by the Subadviser to the Trust or to the Adviser  specifically  for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the
     Adviser in a timely manner such information  relating to the Subadviser and its  relationship  to, and actions  for, the Trust as may be required to be contained in the  Prospectus  or in the Trust's  Registration  Statement on
     Form N-1A.

          (c) Voting of Proxies.  The Adviser hereby delegates to the Subadviser the  Adviser's  discretionary  authority  to  exercise  voting  rights with respect to the  securities and other  investments in the Subadviser  Assets and  authorizes  the  Subadviser  to delegate  further  such  discretionary authority to a designee  identified  in a notice given to the Trust and the
     Adviser. The Subadviser,  including without limitation its designee,  shall have the power to vote,  either in person or by proxy,  all  securities  in which the  Subadviser  Assets may be invested from time to time,  and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect  thereto.  If both the Subadviser and another  entity  managing  assets of the Fund have  invested the Fund's assets in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the Fund's security.

          The Subadviser will establish a written  procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser  will provide the
     Adviser or its designee,  a copy of such  procedure and establish a process for the timely  distribution of the Subadviser's voting record with respect to the Fund's  securities and other  information  necessary for the Fund to complete  information  required  by Form  N-1A  under  the 1940 Act and the
     Securities Act of 1933, as amended (the "Securities  Act"), Form N-PX under the 1940 Act,  and Form  N-CSR  under the  Sarbanes-Oxley  Act of 2002,  as amended, respectively.

          (d) Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser's and the Trust's agent and attorney  in-fact for the limited  purposes of executing  account documentation,  agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection  with its  management of the Subadviser  Assets.  The Subadviser agrees  to  provide  the  Adviser  and the  Trust  with  copies of any such agreements executed on behalf of the Adviser or the Trust.

          (e)  Brokerage.   The   Subadviser  is  authorized,   subject  to  the
     supervision  of the Adviser and the plenary  authority of the Trust's Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment  and  reinvestment,  including  without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively  "Brokers")
     as  Subadviser  may  elect  and  negotiate  commissions  to be paid on such transactions.  The  Subadviser,  however,  is not  required  to obtain  the consent  of  the  Adviser  or  the  Trust's  Board  of  Trustees  prior  to establishing  any such brokerage  account.  The Subadviser  shall place all orders for the  purchase  and sale of  portfolio  investments  for a Fund's account with Brokers  selected by the Subadviser.  In the selection of such
     Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable  price and execution  available,  except to the extent it may be  permitted  to pay higher  brokerage  commissions  for brokerage and research services, as provided below. In using its reasonable efforts  to  obtain  for a Fund  the most  favorable  price  and  execution available, the Subadviser,  bearing in mind the best interests of each Fund at all times,  shall  consider  all  factors it deems  relevant,  including price,  the size of the  transaction,  the breadth and nature of the market for the  security,  the  difficulty  of the  execution,  the  amount of the commission,  if any,  the  timing of the  transaction,  market  prices  and trends,  the reputation,  experience and financial  stability of the Broker involved,  and the  quality  of  service  rendered  by the  Broker in other transactions.  Notwithstanding  the foregoing,  neither the Trust, the Fund nor the Adviser  shall  instruct  the  Subadviser  to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine,  or as may be mutually agreed to by the  Adviser and the  Subadviser,  the  Subadviser  is  authorized  but not obligated to cause,  and shall not be deemed to have acted unlawfully or to have  breached  any duty created by this  Agreement or otherwise  solely by reason  of its  having  caused,  the  Fund to pay a  Broker  that  provides brokerage and research services (within the meaning of Section 28(e) of the
     Securities  Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment  transaction that is in excess of the amount of  commission  that  another  Broker  would have charged for effecting that  transaction  if, but only if, the Subadviser  determines in good faith that such  commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular  transaction or the overall responsibility of the
     Subadviser with respect to the accounts as to which it exercises investment discretion.

          It is  recognized  that the  services  provided by such Brokers may be useful to the Subadviser in connection  with the  Subadviser's  services to other clients.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best  interests  of the Fund with respect to the
     Subadviser  Assets  as  well  as  other  clients  of  the  Subadviser,  the
     Subadviser,  to the extent  permitted by applicable  laws and  regulations, may, but shall be under no obligation  to,  aggregate the  securities to be sold or  purchased  in order to obtain  the most  favorable  price or lower brokerage commissions and efficient execution. In such event, allocation of securities  so sold or purchased,  as well as the expenses  incurred in the transaction,  will be made by the  Subadviser in the manner the  Subadviser considers  to be the most  equitable  and  consistent  with  its  fiduciary obligations to each Fund and to such other clients.  It is recognized  that in some  cases,  this  procedure  may  adversely  affect  the price paid or received  by the  Fund  or the  size of the  position  obtainable  for,  or disposed of by, the Fund with respect to the Subadviser Assets.

          (f) Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund;  provided,  however,  the
     Subadviser  or  any  affiliated  person  of  the  Subadviser  may  purchase
     securities  or  other   instruments   from  or  sell  securities  or  other
     instruments to the Fund if such transaction is permissible under applicable laws and regulations,  including,  without limitation, the 1940 Act and the
     Advisers Act and the rules and regulations promulgated thereunder.

          The  Subadviser,  on its own  behalf  and with  respect  to its Access
     Persons  (as defined in  subsection  (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics  (which shall comply in all material  respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the  reporting  requirements  of Rule 17j-1,  which may include either (i)  certifying  to the Adviser that the  Subadviser  and its Access
     Persons have complied with the Subadviser's  Code of Ethics with respect to the  Subadviser  Assets  or (ii)  identifying  any  violations  which  have occurred with respect to the Subadviser  Assets.  The Subadviser  will have also submitted its Code of Ethics for its initial  approval by the Board of
     Trustees  no  later  than  the  date of  execution  of this  agreement  and subsequently within six months of any material change thereto.

          (g) Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable  laws and  regulations of all matters hereunder  pertaining  to the  Subadviser  Assets (the  "Fund's  Records"),
     including,   without  limitation,   brokerage  and  other  records  of  all
     securities  transactions.  The  Subadviser  acknowledges  that  the  Fund's
     Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund's  Records under the Advisers Act or other applicable  law and except  that the  Subadviser,  at its own  expense,  is entitled  to make and keep a copy of the Fund's  Records  for its  internal files. The Fund's Records shall be available to the Adviser or the Trust at any time upon reasonable  request during normal business hours and shall be available for  telecopying  promptly to the Adviser during any day that the
     Fund is open for business as set forth in the Prospectus.

          (h) Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust  reasonably  may request in good faith, the  Subadviser  will  furnish the  requesting  party  reports on portfolio transactions and reports on the Subadviser  Assets,  all in such reasonable detail as the parties may  reasonably  agree in good faith.  The Subadviser will also  inform the  Adviser in a timely  manner of  material  changes in portfolio  managers  responsible for Subadviser  Assets, any changes in the ownership or management of the  Subadviser,  or of material  changes in the control of the  Subadviser.  Upon the Trust's or the  Adviser's  reasonable request,  the Subadviser  will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets via telephone on a quarterly  basis and on a less frequent basis as agreed upon by the parties in person.

          Subject to the other provisions of this Agreement, the Subadviser will also provide such  information or perform such additional acts with respect to the Subadviser  Assets as are  reasonably  required for the Trust or the
     Adviser to comply with their respective  obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

          (i) Custody  Arrangements.  The Trust or the Adviser  shall notify the
     Subadviser  of the  identities  of its  custodian  banks  and  the  custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser  written  notice of any changes in such  custodian  banks or custody arrangements. The Subadviser shall on each business day provide the
     Adviser and the Trust's  custodian such  information as the Adviser and the
     Trust's  custodian  may  reasonably  request in good faith  relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian  banks to (A) carry  out all  investment  instructions  as may be directed by the  Subadviser  with respect to the  Subadviser  Assets (which instructions may be orally given if confirmed in writing);  and (B) provide
     the  Subadviser  with  all  operational   information   necessary  for  the
     Subadviser  to trade the  Subadviser  Assets  on  behalf  of the Fund.  The
     Subadviser  shall  have no  liability  for the  acts  or  omissions  of the authorized  custodian(s),  unless  such act or  omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

     3. Independent  Contractor.  In the performance of its services  hereunder, the  Subadviser is and shall be an independent  contractor and unless  otherwise expressly  provided  herein or otherwise  authorized  in writing,  shall have no authority to act for or represent the Fund,  the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

     4. Expenses.  During the term of this  Agreement,  Subadviser  will pay all expenses  incurred by it in connection with its activities under this Agreement.
The Subadviser shall, at its sole expense,  employ or associate itself with such persons as it believes to be  particularly  fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust's,  the Fund's or Adviser's expenses,  which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage  commissions and other  transaction  charges,  if any) purchased for a
Fund and any losses  incurred in  connection  therewith,  expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock  borrowed  to cover a short sale and  interest,  fees or other  charges incurred in connection with leverage and related  borrowings with respect to the
Subadviser Assets,  organizational and offering expenses (which include, but are not limited to,  out-of-pocket  expenses,  but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental  fees; dues and expenses  incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials,  prospectuses,  stock certificates and distribution of dividends;  charges of the Fund's custodians and sub-custodians,  administrators and sub-administrators,  registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any;  registration  and filing fees of the SEC;  expenses of registering or qualifying securities of the Fund for sale in the various states;
freight  and  other  charges  in  connection  with the  shipment  of the  Fund's portfolio securities;  fees and expenses of non-interested Trustees; salaries of shareholder  relations  personnel;  costs of shareholders  meetings;  insurance;
interest;   brokerage   costs;   and  litigation  and  other   extraordinary  or
non-recurring  expenses.  The Trust or the  Adviser,  as the case may be,  shall reimburse the  Subadviser for any expenses of the Funds or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The
Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     5. Compensation.  For the services provided pursuant to this Agreement, the
Subadviser is entitled to the fee listed for the Fund on Exhibit A hereto.  Such fees will be computed  daily and paid no later than the seventh  (7th)  business day following the end of each month,  from the Adviser or the Trust,  calculated at an annual rate based on the Subadviser Assets' average daily net assets.

     The method of determining the net asset value of the Subadviser  Assets for purposes  hereof shall be the same as the method of determining  net asset value for purposes of establishing  the offering and redemption price of the shares of the Trust as  described in the Fund's  Prospectus.  If this  Agreement  shall be effective for only a portion of a month with respect to the Fund,  the aforesaid fee shall be prorated for the portion of such month during which this  Agreement is in effect for the Fund.

     6. Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

          (a) The  Subadviser is  registered as an investment  adviser under the
     Advisers Act;

          (b) The Subadviser is registered as a Commodity  Trading Advisor under the  Commodity  Exchange  Act, as amended (the "CEA"),  with the  Commodity
     Futures Trading  Commission  (the "CFTC"),  or is not required to file such registration;

          (c) The Subadviser is a limited  liability  company duly organized and properly  registered and operating  under the laws of the State of new York with the power to own and possess  its assets and carry on its  business as it is now being conducted and as proposed to be conducted hereunder;

          (d) The execution,  delivery and performance by the Subadviser of this
     Agreement are within the Subadviser's  powers and have been duly authorized by all necessary  actions of its directors or  shareholders,  and no action by, or in respect of, or filing  with,  any  governmental  body,  agency or official is required on the part of the Subadviser for execution,  delivery and  performance  by the Subadviser of this  Agreement,  and the execution, delivery  and  performance  by the  Subadviser  of  this  Agreement  do not contravene or constitute a violation of, or a material  default under,  (i)
     any provision of applicable law, rule or regulation,  (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

          (e) The Form ADV of the Subadviser  previously provided to the Adviser and the Trust is a true and complete copy of the form,  including that part or parts of the Form ADV filed with the SEC, that part or parts  maintained in the  records  of the  Adviser,  and/or  that part or parts  provided  or offered to clients,  in each case as required  under the  Advisers  Act and rules  thereunder,  and the information  contained  therein is accurate and complete in all  material  respects and does not omit to state any material fact  necessary  in  order  to make the  statements  made,  in light of the circumstances under which they were made, not misleading.

     7.  Representations  and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

          (a) The  Adviser is  registered  as an  investment  adviser  under the
     Advisers Act;

          (b) The Adviser has filed a notice of exemption  pursuant to Rule 4.14 under the CEA with the CFTC and the National Futures  Association or is not
     required to file such exemption;

          (c) The  Adviser  is a  business  trust  duly  organized  and  validly existing  under the laws of the State of Delaware with the power to own and possess its assets and carry on its  business as it is now being  conducted and as proposed to be conducted hereunder;

          (d) The  execution,  delivery and  performance  by the Adviser of this
     Agreement are within the Adviser's  powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder,  and no action  by, or in  respect  of,  or  filing  with,  any governmental  body,  agency  or  official  is  required  on the part of the
     Adviser for the execution,  delivery and performance by the Adviser of this
     Agreement,  and the execution,  delivery and  performance by the Adviser of this  Agreement  do not  contravene  or  constitute  a  violation  of, or a material  default  under,  (i) any  provision of  applicable  law,  rule or
     regulation,   (ii)  the  Adviser's  governing  instruments,  or  (iii)  any agreement,  judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (e) The Form ADV of the Adviser previously  provided to the Subadviser and the Trust is a true and complete copy of the form,  including that part or parts of the Form ADV filed with the SEC, that part or parts  maintained in the  records  of the  Adviser,  and/or  that part or parts  provided  or offered to clients,  in each case as required  under the  Advisers  Act and rules  thereunder,  and the information  contained  therein is accurate and complete in all  material  respects and does not omit to state any material fact  necessary  in  order  to make the  statements  made,  in light of the circumstances under which they were made, not misleading;

          (f)  The  Adviser   acknowledges  that  it  received  a  copy  of  the
     Subadviser's Form ADV prior to the execution of this Agreement; and

          (g) The  Adviser  and the Trust have duly  entered  into the  Advisory
     Agreement  pursuant to which the Trust  authorized  the Adviser to delegate certain of its duties  under the  Advisory  Agreement  to other  investment advisers,  including  without  limitation,  the appointment of a subadviser with respect to assets of each of the Trust's mutual fund series, including
     without   limitation  the  Adviser's  entering  into  and  performing  this
     Agreement.

     8.  Representations  and Warranties of the Trust.  The Trust represents and warrants to the Adviser and the Subadviser as follows:

          (a) The Trust is a statutory  trust duly  formed and validly  existing under the laws of the State of  Delaware  with the power to own and possess its assets and carry on its  business as it is now being  conducted  and as proposed to be conducted hereunder;

          (b) The Trust is registered  as an  investment  company under the 1940
     Act and has elected to qualify and has  qualified,  together with the Fund, as a regulated investment company under the Code, and the Fund's shares are registered under the Securities Act;

          (c) The  execution,  delivery  and  performance  by the  Trust of this
     Agreement  are within the Trust's  powers and have been duly  authorized by all  necessary  action on the part of the Trust and its Board of  Trustees, and no action by, or in respect of, or filing with, any governmental  body, agency or official is required on the part of the Trust for the  execution, delivery  and  performance  by the  Adviser  of  this  Agreement,  and  the execution,  delivery and  performance by the Trust of this Agreement do not contravene  or  constitute a default  under (i) any provision of applicable law, rule or regulation,  (ii) the Trust's governing instruments,  or (iii)
     any agreement,  judgment,  injunction,  order,  decree or other  instrument binding upon the Trust; and

          (d) The Trust acknowledges that it received a copy of the Subadviser's
     Form ADV prior to the execution of this Agreement.

     9. Survival of Representations and Warranties;  Duty to Update Information.
All representations  and warranties made by the Subadviser,  the Adviser and the
Trust  pursuant to the  recitals  above and  Sections 6, 7 and 8,  respectively, shall survive for the duration of this  Agreement  and the parties  hereto shall promptly  notify  each  other in  writing  upon  becoming  aware that any of the foregoing  representations  and warranties are no longer true or accurate in all material effects.

     10. Liability and Indemnification.

          (a)  Liability.  The  Subadviser  shall  exercise its best judgment in rendering its services in accordance with the terms of this Agreement,  but otherwise,  in the  absence  of  willful  misfeasance,  bad  faith or gross negligence  on the part of the  Subadviser  or a reckless  disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if  any,  who  within  the  meaning  of the  Securities  Act  controls  the
     Subadviser  ("Controlling  Persons"),  if any,  shall not be subject to any expenses or liability to the Adviser,  any other  subadviser to a Fund, the
     Trust or a Fund or any of a Fund's  shareholders,  in  connection  with the matters to which this Agreement  relates,  including without limitation for any  losses  that may be  sustained  in the  purchase,  holding  or sale of
     Subadviser  Assets.  The  Adviser  shall  exercise  its  best  judgment  in rendering its  obligations in accordance  with the terms of this Agreement, but otherwise  (except as set forth in Section 10(c) below), in the absence of willful  misfeasance,  bad faith or gross  negligence on the part of the
     Adviser or a reckless disregard of its duties hereunder,  the Adviser,  any of its Affiliates and each of the Adviser's  Controlling  Persons,  if any, shall not be subject to any  liability  to the  Subadviser,  for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be  sustained in the  purchase,  holding or sale of
     Subadviser  Assets.  Notwithstanding  the  foregoing,  nothing herein shall relieve the Adviser and the Subadviser from any of their  obligations under applicable  law,  including,  without  limitation,  the  federal  and state securities laws and the CEA.

          (b)  Indemnification.  The Subadviser shall indemnify the Adviser, the
     Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses,  including  without  limitation  reasonable attorneys' fees and expenses,  which the Adviser, the Trust and/or the Fund and their  respective  Affiliates and Controlling  Persons may sustain as a
     result  of  the  Subadviser's   willful   misfeasance,   bad  faith,  gross
     negligence,  reckless  disregard  of its duties  hereunder  or violation of applicable  law,  including,  without  limitation,  the  federal  and state securities laws or the CEA. The Adviser shall indemnify the Subadviser, its
     Affiliates  and its  Controlling  Persons,  for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which may be  sustained as a result of the  Adviser's  willful  misfeasance,  bad faith,  gross  negligence,  reckless  disregard of its duties  hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

          The Trust shall  indemnify  the  Subadviser,  its  Affiliates  and its
     Controlling  Persons,  for any liability and  expenses,  including  without limitation reasonable attorneys' fees and expenses,  which may be sustained
     as  a  result  of  the  Trust's  willful  misfeasance,   bad  faith,  gross
     negligence,  reckless  disregard  of its duties  hereunder  or violation of applicable  law,  including,  without  limitation,  the  federal  and state securities laws or the CEA.

          (c) The Subadviser shall not be liable to the Adviser for (i) any acts of the  Adviser  or any  other  subadviser  to a Fund with  respect  to the portion of the assets of that Fund not managed by Subadviser,  or (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited  to, a failure  of the  Adviser  to provide  accurate  and  current information  with respect to any records  maintained  by the Adviser or any other  subadviser to a Fund,  which  records are not also  maintained by or otherwise available to the Subadviser upon reasonable request.  The Adviser agrees that Subadviser shall manage the Subadviser Assets as if they were a separate operating Fund as set forth in Section 2(b) of this Agreement. The
     Adviser shall  indemnify the  Subadviser,  its Affiliates  and  Controlling
     Persons from any liability  arising from the conduct of the Adviser and any other  subadviser  with  respect to the  portion  of the Fund's  assets not allocated to the Subadviser.

     11. Duration and Termination.

          (a) Duration. Unless sooner terminated,  this Agreement shall continue until May 1,  2008,  with  respect  to any Fund  covered  by the  Agreement initially  and for an initial  two-year  period  for any Fund  subsequently added to the Agreement,  and thereafter  shall continue  automatically  for successive  annual  periods with respect to each such Fund,  provided  such continuance is specifically approved at least annually by the Trust's Board of  Trustees  or vote of the  lesser  of (a) 67% of the  shares of the Fund represented  at a meeting if  holders  of more than 50% of the  outstanding shares of the Fund are  present  in person or by proxy or (b) more than 50%
     of the  outstanding  shares of the Fund;  provided that in either event its continuance  also is approved by a majority of the Trust's Trustees who are not "interested  persons" (as defined in the 1940 Act) of any party to this
     Agreement,  by vote cast in person at a meeting  called for the  purpose of voting on such approval.

          (b)  Termination.  Notwithstanding  whatever may be provided herein to the contrary,  this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

               (i) By vote of a majority of the Trust's Board of Trustees, or by
          "vote of a majority of the outstanding  voting securities" of the Fund
          (as defined in the 1940 Act),  or by the Adviser,  in each case,  upon not more than 60 days' written notice to the Subadviser;

               (ii) By any party hereto  immediately  upon written notice to the other  parties  in the  event of a  breach  of any  provision  of this
          Agreement by either of the other parties; or

               (iii)  By the  Subadviser  upon not  more  than 60 days'  written notice to the Adviser and the Trust.

          This  Agreement  shall not be assigned (as such term is defined in the
     1940 Act) and shall terminate  automatically in the event of its assignment or upon the termination of the Advisory Agreement.

     12.   Duties  of  the  Adviser.   The  Adviser   shall   continue  to  have
responsibility  for all  services  to be  provided  to the Fund  pursuant to the
Advisory Agreement and shall oversee and review the Subadviser's  performance of its duties  under this  Agreement.  Nothing  contained in this  Agreement  shall obligate the Adviser to provide any funding or other  support for the purpose of directly or indirectly promoting investments in the Fund.

     13. Reference to Adviser and Subadviser.

          (a)  Neither the  Adviser  nor any  Affiliate  or agent of the Adviser shall  make  reference  to or use  the  name  of  Subadviser  or any of its
     Affiliates,  or any of their  clients,  except  references  concerning  the identity  of and  services  provided  by the  Subadviser  to a Fund,  which references  shall not  differ  in  substance  from  those  included  in the
     Prospectus and this Agreement,  in any advertising or promotional materials without  the prior  approval of  Subadviser,  which  approval  shall not be unreasonably  withheld or delayed.  The Adviser  hereby  agrees to make all reasonable  efforts to cause the Fund and any Affiliate  thereof to satisfy the foregoing obligation.

          (b) Neither the Subadviser nor any Affiliate or agent of it shall make reference  to or use the name of the Adviser or any of its  Affiliates,  or any of their  clients,  except  references  concerning  the identity of and services  provided  by the  Adviser to a Fund or to the  Subadviser,  which references  shall not  differ  in  substance  from  those  included  in the
     Prospectus and this Agreement,  in any advertising or promotional materials without  the  prior  approval  of  Adviser,  which  approval  shall  not be unreasonably  withheld or delayed. The Subadviser hereby agrees to make all reasonable  efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

     14.  Amendment.  This  Agreement  may be amended  by mutual  consent of the parties, provided that the terms of any material amendment shall be approved by:
(a) the Trust's Board of Trustees or by a vote of a majority of the  outstanding voting  securities of the Funds (as required by the 1940 Act),  and (b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this  Agreement  cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     15.  Confidentiality.  Subject to the duties of the Adviser,  the Trust and the  Subadviser  to comply  with  applicable  law,  including  any demand of any regulatory or taxing  authority  having  jurisdiction,  the parties hereto shall treat as confidential and shall not disclose any and all information  pertaining to the Fund and the  actions  of the  Subadviser,  the  Adviser  and the Fund in respect thereof; except to the extent:

          (a)  Authorized.   The  Adviser  or  the  Trust  has  authorized  such
     disclosure;

          (b) Court or Regulatory  Authority.  Disclosure of such information is expressly  required or requested by a court or other  tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

          (c) Publicly Known Without Breach.  Such information  becomes known to the  general  public  without  a  breach  of this  Agreement  or a  similar confidential disclosure agreement regarding such information;

          (d) Already  Known.  Such  information  already was known by the party prior to the date hereof;

          (e) Received From Third Party.  Such  information  was or is hereafter rightfully  received by the party from a third party  (expressly  excluding the Fund's custodian,  prime broker and administrator)  without restriction on its  disclosure  and without  breach of this  Agreement  or of a similar confidential disclosure agreement regarding them; or

          (f) Independently  Developed.  The party independently  developed such information.

     16. Notice.  Any notice that is required to be given by the parties to each other  under the terms of this  Agreement  shall be in  writing,  delivered,  or mailed  postpaid  to  the  other  parties,  or  transmitted  by  facsimile  with acknowledgment  of  receipt,  to the  parties  at  the  following  addresses  or facsimile  numbers,  which may from time to time be  changed  by the  parties by notice to the other party:

          (a)  If to the Subadviser:

               Nationwide Separate Accounts, LLC
               94 North Broadway
               Irvington, NY, 10533

          (b)  If to the Adviser:

               Gartmore Mutual Fund Capital Trust
               1200 River Road
               Conshohocken, PA, 19428
               Attention: Legal Department
               Facsimile: (484) 530-1323

          (c)  If to the Trust:

               Gartmore Mutual Funds
               1200 River Road
               Conshohocken, PA 19428
               Attention: Legal Department
               Facsimile: (484) 530-1323

     17.  Jurisdiction.  This  Agreement  shall be governed by and  construed in accordance with substantive  laws of the State of Delaware without  reference to choice of law  principles  thereof and in  accordance  with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

     18.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts,  each of which  shall be deemed an  original,  all of which  shall together constitute one and the same instrument.

     19. Certain  Definitions.  For the purposes of this Agreement and except as
otherwise  provided  herein,   "interested  person,"  "affiliated  person,"  and
"assignment" shall have their respective  meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     21. Severability.  If any provision of this Agreement shall be held or made invalid by a court  decision or  applicable  law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     22.  Entire  Agreement.   This  Agreement,   together  with  all  exhibits,
attachments and appendices,  contains the entire  understanding and agreement of the parties with respect to the subject matter hereof.

     23.  Gartmore  Mutual Funds and its Trustees.  The terms  "Gartmore  Mutual
Funds" and the  "Trustees of Gartmore  Mutual Funds" refer  respectively  to the
Trust created and the Trustees,  as trustees but not individually or personally, acting  from time to time  under the  Declaration  of Trust made and dated as of
September 30, 2004, as has been or may be amended  and/or  restated from time to time, and to which reference is hereby made.

            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the day and year first written above.

                                         TRUST
                                         GARTMORE MUTUAL FUNDS

                                         By:
                                         Name:
                                         Title:

                                         ADVISER
                                         GARTMORE MUTUAL FUND CAPITAL TRUST

                                         By:
                                         Name:
                                         Title:

                                         SUBADVISER
                                         NATIONWIDE SEPARATE ACCOUNTS, LLC

                                         By:
                                         Name:

                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                                     BETWEEN
                       GARTMORE MUTUAL FUND CAPITAL TRUST
                              GARTMORE MUTUAL FUNDS
                      AND NATIONWIDE SEPARATE ACCOUNTS, LLC

                             Effective May 1, 2007*

        Funds of the Trust                                         Advisory Fees

Gartmore Mid Cap Growth Leaders Fund                 0.40% on assets up to $250 million
                                                     0.350% on assets of $250 million and more but
                                                     less than $1 billion
                                                     0.350% on assets of $1 billion and more but less
                                                     than $2 billion
                                                     0.350% on assets of $2 billion and more but less
                                                     than $5 billion

* As initially approved at the January 11, 2007 Board meeting and proposed to be ratified at the March 2007 Board Meeting.

                                    EXHIBIT B
                           SUBADVISORY AGREEMENT AMONG
                              GARTMORE MUTUAL FUNDS,
                     GARTMORE MUTUAL FUND CAPITAL TRUST and
                        NATIONWIDE SEPARATE ACCOUNTS, LLC

                              Effective May 1, 2007

In connection  with securities  transactions  for a Fund, the Subadviser that is
(or whose  affiliated  person is) entering into the  transaction,  and any other investment  manager that is advising an affiliate of the Fund (or portion of the
Fund)  (collectively,  the "Managers" for the purposes of this Exhibit) entering into the transaction  are prohibited from consulting with each other  concerning transactions  for the Fund in  securities  or other assets and, if both Managers are  responsible  for  providing  investment  advice to the Fund,  the Manager's responsibility in providing advice is expressly limited to a discrete portion of the Fund's portfolio that it manages.

This prohibition does not apply to  communications  by the Adviser in connection with the  Adviser's  (i)  overall  supervisory  responsibility  for the  general management  and  investment  of the Fund's  assets;  (ii)  determination  of the allocation  of  assets  among  the  Manager(s),  if any;  and  (iii)  investment discretion with respect to the investment of Fund assets not otherwise  assigned to a Manager.

                                         TRUST
                                         GARTMORE MUTUAL FUNDS

                                         By:
                                         Name:
                                         Title:

                                         ADVISER
                                         GARTMORE MUTUAL FUND CAPITAL TRUST

                                         By:
                                         Name:
                                         Title:

                                         SUBADVISER
                                         NATIONWIDE SEPARATE ACCOUNTS, LLC

                                         By:
                                         Name:
                                         Title:

                                                                       EXHIBIT J

                PRINCIPAL SHAREHOLDERS AS OF FEBRUARY [XX], 2007

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